UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,D.C.20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-214

SENTINEL GROUP FUNDS, INC.

National Life Drive, Montpelier, Vermont 05604

Sentinel Asset Management, Inc.

National Life Drive, Montpelier, Vermont 05604

Registrant's telephone number, including area code:

(802)229-3113

Date of fiscal year end: November 30,2010

Date of reporting period: December 1,2009 to November 30, 2010

Sentinel Capital Growth Fund
Sentinel Common Stock Fund
Sentinel Growth Leaders Fund
Sentinel Mid Cap Fund
Sentinel Mid Cap Value Fund
Sentinel Small Company Fund

Sentinel Balanced Fund
Sentinel Conservative Allocation Fund
Sentinel Sustainable Core Opportunities Fund
Sentinel Sustainable Growth Opportunities Fund

Sentinel International Equity Fund

Sentinel Georgia Municipal Bond Fund
Sentinel Government Securities Fund
Sentinel Short Maturity Government Fund

Page intentionally left blank.

Table of Contents

4	Message to Shareholders
8	Understanding your Sentinel Funds Financial Statements
9	Sentinel Balanced Fund
14	Sentinel Capital Growth Fund
19	Sentinel Common Stock Fund
23	Sentinel Conservative Allocation Fund
28	Sentinel Georgia Municipal Bond Fund
31	Sentinel Government Securities Fund
35	Sentinel Growth Leaders Fund
39	Sentinel International Equity Fund
44	Sentinel Mid Cap Fund
50	Sentinel Mid Cap Value Fund
54	Sentinel Short Maturity Government Fund
60	Sentinel Small Company Fund
64	Sentinel Sustainable Core Opportunities Fund
68	Sentinel Sustainable Growth Opportunities Fund
74	Statement of Assets and Liabilities
78	Statement of Operations
82	Statement of Changes in Net Assets
88	Financial Highlights
102	Notes to Financial Statements
118	Report of Independent Registered Public Accounting Firm
119	Actual and Hypothetical Expenses for Comparison Purposes
120	Expenses
122	Additional Information for Shareholders
123	Board Approval of Investment Advisory Agreements
126	Directors & Officers

Message to Shareholders

Tolerable Accuracy

It paid to be practical in 2010. We started the year with relief that we averted catastrophe but were dimly aware it would be tough. How could it not be? Financial markets were in disrepair and the economy looked like it had only just made it through a re-stocking cycle. All other parts of the economy looked down for the count. But in the end, despite euro sovereign emergencies, deflationary fears and a phony currency war, both the real economy and financial assets had a strong year. It was hard to lose money: the dollar, US corporate bonds, overseas markets, US large caps and US small caps (the S&P1 and Russell 20002) returned between 2.5% to 25%.

But it came with volatility. The US market, for example, went through four distinct phases with a gradual upswing punctuated by two corrections of 9% and 17%. Similarly, bonds rallied hard in the first nine months despite (because?) of the European sovereign crisis yet sold off in the remainder of the year. As we’ve said before, this is not, and won’t again be, a buy-and-hold market.

All this is explained by the Fed. Its twin mandate of full employment and price stability conflicted in 2010. Full employment won. So the Fed re-tooled to move the politically and socially important employment numbers down from the grim 10% April peak. In doing so, it sent unequivocal messages to the markets that have proved tolerably accurate in combating weaknesses in the economy. Let’s look at these before moving to 2011.

The gloom lifted on the productive and manufacturing economy almost immediately after the September announcement of the $800 billion asset repurchase program or QE2. Business surveys improved and the output data appeared consistent with a 4Q GDP of 3%. Importantly, the growth is organic and sustaining as opposed to the inventory rebuild which accounted for well over half of growth in the first nine months of the year. We’re decidedly in the “glass half full” camp on this one and our reason is simple: purchasing and supply manager surveys look at order flows for up to a year ahead and businesses are slow to engage labor (it’s easier to extend overtime). Both have shown positive readings for months (December was the best in 20 years). We think a virtuous cycle has started.

As orders grow, so goes the labor market. Remember that employment job losses in the 2008 recession were more than the prior four recessions combined. Recovery was always going to be hard. The construction and housing industry accounted for 8% of GDP in 2006. Today the number is 4%. We used to sell 1.2 million houses a year. This year, we’ll be lucky to sell 280,000. The market is glutted. This left a lot of workers in the wrong part of the country with the wrong skills. The 2001 recession took four years for full job recovery. This one will take more than five. But after two years of near zero interest rates, unmistakable signs of a reemerging job market appeared towards the end of the year. By December, the unemployment rate had fallen to 9.4%: that’s 727,000 people back to work from the same time last year. Yes, the workforce increased by 1.1 million and we have miles to go. But it’s enough to instill much needed confidence.

1. The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.

2. The Russell 2000 Index is an unmanaged index that measures the performance of 2000 small-cap companies within the U.S. equity universe. An investment cannot be made directly in an index.

This article contains the current opinions of the author but not necessarily those of Sentinel Investments. The author’s opinions are subject to change without notice. This article is distributed for informational purposes only. Forecasts, estimates, and certain information contained herein are based upon proprietary research and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Information contained herein has been obtained from sources believed to be reliable, but not guaranteed.

Message to Shareholders

Much is made of the financial imbalances, particularly the public sector. True, government borrowing has escalated sharply from the 2008 abyss. But it has been easy to finance because the private sector moved into surplus. Households paid down debt (there’s been a huge collapse in demand for revolving credit) and slashed spending. Corporations hold over $1.2 trillion in cash as operating cash flows exceeded the demand for new investments…indeed capital expenditures barely kept up with depreciation allowances. And amid the handwringing, the issuance of US Treasuries is set to fall by 16% in 2011. So government indebtedness is not such a big deal simply because it’s not what the government owes but a) how it’s financed and b) where the sum of private, government and corporate borrowing stands. In this context, the debt looks comfortable and we’ll be surprised by how much the deficit shrinks as tax revenues increase in 2011.

No deflation and no inflation. We must admit, because we trashed it at the time, that QE2 had its intended effects: there’s no deflationary fear. Sure, it will be interesting to see how the Fed unwinds its balance sheet and there’s a risk of asset price distortion…but we’re not there yet. Since late August, TIPS spreads have moved from 130 to 240. That’s the inflation break-even and as good an indicator as any of the forward inflation rate. It’s dead on where the Fed wants it. The best inflation measure is the PCE3 core, which is at less than 1%…so if the indicator is at 2.3% and actual at 1%, it tells us that low rates will be with us for a while because (simply) the Fed has not met its QE2 goals.

So the bottom-line on the economy: It’s in decompression4 mode. Settling in after trauma…it takes a while. The Fed runs an expansive monetary policy. There’s nothing inherently bad or weak about the US economy but it’s going through some painful adjustments after a decade of excess.

And this means for 2011:

Bonds

Fed buying of the seven- to ten-year Treasuries space after QE2 meant the market offloaded most of its gains and inventory in the back end of the year. This was not some cerebral debate about the inflationary consequences of easing and money quantity. It was an outright barroom brawl with the street locking in gains and selling to the only buyer in town. Rates increased quickly from 2.5% to 3.5%, erasing the return from the GT105 from 14% in the January to September period to 9.7% for the year. That’s what we mean by “expect volatility.”

But it’s not all bad news. There’s a lot of liquidity out there…we can see how well bid corporate and any good standing bonds remain. New issuance market (NIM) has been slow: it was down 22% in 2010, but expect a pick up in the New Year and the bond market to stabilize. Also, note that retail, foreign and pension demand will return in early 2011. Each one has a very real need to remain overweight in bonds.

3. Personal Consumption Expenditure, a measure of price changes in consumer goods and services. Personal consumption expenditures consist of the actual and imputed expenditures of households; the measure includes data pertaining to durables, non-durables and services. It is essentially a measure of goods and services targeted toward individuals and consumed by individuals.

4. Do a long and deep enough dive and you have to decompress below the surface for hours. That’s where we are…slowly marking time in this necessarily slow recovery.

5. Sorry, we use short hand a lot to sound impressive: GT10 is the ticker for 10 year government bonds, GT5 is the 5 year and so on.

Message to Shareholders

So don’t discount bonds in 2011. The retail investor is not about to dump bonds and as long as inflation is so low and cyclical unemployment high, the Fed won’t let higher yields choke the economy.

Equities

Stocks have weathered well this year but what was disarming to see was “good” companies (low P/Es, dividends, strong balance sheet) underperforming. It was a second good year for small caps but, again, those with a speculative element made the running. We’re fine with this. When markets run fast, correlations narrow and the index/ETF buyers carry the weak. But it doesn’t last forever and eventually quality will out.

Get used to volatility because that’s the pattern when global policies are discordant and economic problems are as diverse as they are right now (e.g. China: inflation and consumers, Germany: bailouts, US: employment). Also, the more the market trades on macro news, the more swings we get…because it’s mood driven and the link between economic data and equities is weak.

This is still a time to be in equities. Here’s why:

1. Earnings momentum: Pricing power among large companies is strong and operating leverage still to the upside. For the last seven quarters, consensus forecast EPS have been 10% below actuals…and expect that again in 2011.

2. Valuation: The S&P trades on a forward multiple of 14x and yield of 2%. That’s cheap in a ZIP6 world. Cash yields are 8% above Treasuries and they go to pay: dividends. The market does not value income sufficiently and dividends are a vital driver of stock market total return. In 2010, they were 15%. For the last 10 years, they were 134%. The long-term average is 40%. We think about that when we’re shown the “must have” zero yield, growth-at-any-price fake-out stock. Shocking I know, but they are out there. Valuations are very important. And a nice fact to throw out when the conversation lags: utilities have outperformed the NASDAQ since the latter’s inception. So companies with strong financials, proven management and free cash flows should provide good returns.

3. Supply/Demand: Net issuance of stocks in the US is low and stock buy backs are up to 2006 levels. M&A transactions are running about $200 billion annualized. These are good confidence indicators as much as anything.

With outstanding stock declining somewhere between 2% to 3% a year on the same level of earnings, it’s a very good underpin to the market.

4. Yes, it’s still China: There are many “wow factor” stats on China but here’s one to make the mind race. Since 2005, aggregate real output in China rose 70%. In the US, it’s less than 5%. China is turning inward in a good way. Its external balance has shrunk from 9.4% of GDP in 2008 to 2.5% expected in 2011. The benefits should accrue to the Chinese consumer in the form of housing, healthcare and retail. Inflation is an overhang for the short term but tends to work its way out of the system.

6 ZIP: Zero Interest -Rate Policy. Present for last two years and not seen since 1940s.

Message to Shareholders

And a nice kicker: for the last 80 years, we’ve seen only one down year in the third year of a presidential cycle. The average is +17%. It’s not one of those daft correlation things…it makes sense because policy tends to swing towards the center. This time, we have a renewed stimulus from the December tax deal plus the low rate, growth capacity upside.

So putting it all together…

1. Growth is still undervalued…that leads us to large cap names with strong balance sheets, financials and good management

2. Less correlation between markets, countries and sectors…we like to see that given our stock picking style

3. Capital investment and business spending cycles are still in upswing…
keep exposure there

4. Maintain exposure to bonds…they provide solid real rates of return and protecting purchasing power is what investing is all about.

Understanding your Sentinel Funds Financial Statements

1Schedule of Investment in Securities

This schedule shows you which investments your fund owned on the last day of the reporting period. The schedule includes:

• a list of each investment

• the number of shares/par amount of each stock, bond or short-term note

• the market value of each investment

• the percentage of investments in each industry

• the percent and dollar breakdown of each category

2Statement of Assets and Liabilities

This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund’s net assets. For each class of shares, the net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.Net assets are also broken down by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses, if any; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

3Statement of Operations

This statement breaks down how each fund’s net assets changed during the period as a result of the fund’s operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions. Fund operations include:

• income earned from investments

• management fees and other expenses

• gains or losses from selling investments (known as realized gains or losses)

• gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

4Statement of Changes in Net Assets

This statement shows how each fund’s net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

• operations — a summary of the Statement of Operations for the most recent period

• distributions — income and gains distributed to shareholders

• capital share transactions — shareholders’ purchases, reinvestments, and redemptions Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

5Financial Highlights

This statement itemizes current period activity and statistics and provide comparison data for the last five fiscal years (or less if the fund or class is not five years old). On a per-share basis, it includes:

• share price at the beginning of the period

• investment income and capital gains or losses

• income and capital gains distributions paid to shareholders

 • share price at the end of the period

It also includes some key statistics for the period:

• total return — the overall percentage return of the fund, assuming reinvestment of all distributions

• expense ratio — operating expenses as a percentage of average net assets •

 net income ratio — net investment income as a percentage of average net assets

• portfolio turnover — the percentage of the portfolio that was replaced during the period.

Sentinel Balanced Fund

(Unaudited)

The Sentinel Balanced Fund had a total return of 8.74%* for the fiscal year ending November 30, 2010, compared to the 9.94% return for the Standard & Poor’s 500 Index1 over this time period, and the 6.02% return for the Barclays Capital U.S. Aggregate Bond Index.2 The Fund’s performance compared to the 9.02% total return for the Morningstar Moderate Allocation category.3

The Fund’s asset allocation as of November 30, 2010 was 73% stocks, 26% bonds, and 1% cash and cash equivalents. The Fund’s equity portion constitutes a diversified portfolio of high-quality companies with strong fundamentals and reasonable valuations. Despite an uncertain economic backdrop, the best-performing sectors in the stock market (as measured by the S&P 500 Index) were Consumer Discretionary, Industrials and Technology, areas where the Fund was reasonably well represented. Among the weakest sectors during the past year were Health Care and Financials. Throughout this past year, we continued our selective increases in the Consumer Discretionary and Technology sectors, while moderating our negative stance on the Financials sector. We lowered our Industrial and Health Care stakes, as growth prospects moderated for these sectors.

Within the fixed-income market, high volatility prevailed, with 10-year U.S. Treasury notes trading as high as 4.00% and as low as 2.39%, with an average monthly swing of 24 basis points, according to Bloomberg. The Federal Reserve, fearing deflation, engaged in two rounds of quantitative easing, and stated that it will reinvest any principal payments into U.S. Treasury securities. The magnitude of this program is staggering, and will likely absorb all net new issuance of U.S. Treasury securities. The Fund strategically traded between U.S. Treasury securities and U.S. Agency mortgage backed-securities (MBS) in order to exploit relative value opportunities. Within the Agency MBS sector, the Fund traded between pass-through pools and collateralized mortgage obligations (CMOs).

Despite the volatile markets experienced over the past year, we are optimistic about finding attractive opportunities for total returns and modest levels of risk in high-quality, large-cap companies. The Fund owned, in aggregate, shares of companies that were growing earnings at attractive rates, generating free cash flow, and managing their capital prudently. We believe a high quality equity portfolio and a sizeable commitment to fixed-income securities has the potential to generate an attractive income stream and reduce overall portfolio risk for the Sentinel Balanced Fund.

We greatly appreciate your continuing support.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

1 The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation. An investment cannot be made directly in an index.

2 The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. An investment cannot be made directly in an index.

3 An average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Sentinel Balanced Fund

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000, or $1,000,000 in the case of Class I shares; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares, Class C shares and Class D shares)

November 30, 2000 – November 30, 2010

$20,000
$15,000
$10,000
$5,000
11/30/00
11/30/02
11/30/04
11/30/06
11/30/08
11/30/10
Class A shares
$14,425
Class C shares
$13,811
Class D shares
$13,872
Standard & Poor's 500 Index
$10,839
Barclays Capital U.S. Aggregate Bond Index
$18,156

Growth of a $1,000,000 Investment (Class I shares)

November 30, 2000 – November 30, 2010

$2,000,000
$1,500,000
$1,000,000
$500,000
11/30/00
11/30/02
11/30/04
11/30/06
11/30/08
11/30/10
Class I shares
$1,515,912
Standard & Poor's 500 Index
$1,083,912
Barclays Capital U.S. Aggregate Bond Index
$1,815,624

Average Annual Total Returns (as of November 30, 2010)

	Class A shares		Class C shares		Class D shares		Class I shares
	Without Sales Charge	With Max Sales Charge	Without Sales Charge	With Max Sales Charge	Without Sales Charge	With Max Sales Charge	Without Sales Charge
1 year	8.74%	3.34%	7.86%	6.86%	7.23%	1.23%	8.87%
3 years	0.03	-1.66	-0.89	-0.89	-1.21	-2.75	-0.05
5 years	3.95	2.88	2.97	2.97	3.05	2.34	3.92
10 years	4.26	3.73	3.28	3.28	3.33	3.33	4.25

Class	Symbol
A	SEBLX
C	SBACX
D	SBLDX
I	SIBLX

Inception Date of the Fund – 11/15/38

Note that Fund performance for Class A shares in the above graph, and performance shown for the Average Annual Total Return with max sales charge in the accompanying table, reflects the maximum 5% sales charge and includes expenses and management fees, while index performances do not; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no sales charge. A Contingent Deferred Sales Charge (CDSC) of up to 1% may apply to investments of $1,000,000 or more in Class A shares which are redeemed within 18 months. See the Prospectus.

Fund performance for Class C and D shares in the above graph reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the indices in the above graph does not include a CDSC, fees or expenses. Performance shown for the Average Annual Total Return with max sales charge in the accompanying table for Class C and D shares includes a deduction for the maximum CDSC: C shares 1% and D shares 6%. CDSCs decline to 0% over periods of one to eight years, depending on the share class and amount invested. Performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no CDSC.

Note that Fund performance for Class I shares reflects all expenses and management fees. Performance shown for the indices does not include fees or expenses. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus. Performance of the Class I shares prior to their inception on August 27, 2007 is based on the performance of the Fund’s Class A shares, adjusted to reflect that Class I shares are offered without a sales charge.

The following are total annual operating expense ratios for Sentinel Balanced Fund Class A, C, D & I shares: A - 1.20%, C - 2.15%, D - 2.55%, I - 1.62%. Expense ratio data for Class A, C, D & I shares is sourced from the prospectus dated March 30, 2010.

Large-capitalization stocks as a group could fall out of favor with the market, causing the funds owning such stocks to underperform investments that focus on small- or medium-capitalization stocks.

Fixed income securities are subject to credit and interest rate risks. Bond values will generally decrease when interest rates rise and will generally increase when interest rates fall. Mortgage-backed securities (MBS) are subject to pre-payment risk. Fund shares are not insured or guaranteed by the U.S. government or its agencies.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation. An investment cannot be made directly in an index.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. An investment cannot be made directly in an index.

Sentinel Balanced Fund

Fund Profile
at November 30, 2010

Portfolio Weightings
Asset Category	Percent of Net Assets
Domestic Common Stocks	69.0%
U.S. Government Obligations	19.4%
Corporate Bonds	6.7%
Foreign Stocks & ADR's	3.0%
Exchange Traded Funds	0.7%
Cash and Other	1.2%

Top 10 Equity Holdings*		Top 10 Fixed Income Holdings*
				Maturity	Percent of
Description	Percent of Net Assets	Description	Coupon	Date	Net Assets
ExxonMobil Corp.	2.4%	FNMA 928260	4.00%	03/01/36	4.7%
United Technologies Corp.	1.7%	U.S. Treasury Notes	2.625%	11/15/20	1.7%
Chevron Corp.	1.4%	FNR 05-97 HC	5.00%	02/25/32	1.7%
Johnson & Johnson	1.4%	FNR 05-39 GL	5.00%	05/25/25	1.7%
Procter & Gamble Co.	1.4%	FHR 2751 ZA	5.00%	02/15/34	1.4%
Int'l. Business Machines Corp.	1.3%	FHR 3145 AJ	5.50%	04/15/36	1.0%
PepsiCo, Inc.	1.3%	FNR 06-29 PC	5.50%	07/25/35	1.0%
Microsoft Corp.	1.3%	FHR 2541 DM	5.50%	12/15/32	1.0%
Honeywell Int'l., Inc.	1.2%	FNR 10-47 ME	5.00%	07/25/34	1.0%
Schlumberger Ltd.	1.2%	FHR 2960 QW	5.50%	09/15/33	0.9%
Total of Net Assets	14.6%	Total of Net Assets			16.1%

Average Effective Duration (for all Fixed Income Holdings) 3.7 years**
*"Top 10 Equity Holdings" and "Top 10 Fixed Income Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.
**The average effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund's price due to changes in interest rates.

Investment in Securities
at November 30, 2010

	Principal			Principal			Principal
	Amount	Value		Amount	Value		Amount	Value
	(M=$1,000)	(Note 2)		(M=$1,000)	(Note 2)		(M=$1,000)	(Note 2)

U.S. Government Obligations 19.4%			FHR 3145 AJ			30-Year:
			5.5%, 04/15/36	2,000 M	$ 2,238,291
U.S. Government Agency						FHLMC G08062
Obligations 17.7%					16,272,836	5%, 06/01/35	47 M	$ 49,802
Federal Home Loan Mortgage			Mortgage-Backed Securities:			Total Federal Home Loan
Corporation 7.3%			15-Year:			Mortgage Corporation		16,632,093
Collateralized Mortgage Obligations:			FHLMC E01488			Federal National Mortgage
FHR 2541 DM			5%, 10/01/18	38 M	40,432	Association 10.3%
5.5%, 12/15/32	2,000 M	$ 2,215,048	FHLMC E01492			Collateralized Mortgage Obligations:
FHR 2890 PD			5.5%, 10/01/18	23 M	24,842	FNR 02-2 UC
5%, 03/15/33	1,000 M	1,090,336	FHLMC G18091			6%, 02/25/17	31 M	33,336
FHR 2931 JE			6%, 12/01/20	18 M	19,727	FNR 05-39 GL
5%, 03/15/33	1,000 M	1,093,842	FHLMC G18106			5%, 05/25/25	3,500 M	3,803,845
FHR 2960 QW			5.5%, 03/01/21	28 M	30,083	FNR 05-97 HC
5.5%, 09/15/33	2,000 M	2,183,292	FHLMC G11943			5%, 02/25/32	3,500 M	3,815,875
FHR 2975 PK			5.5%, 04/01/21	31 M	33,503	FNR 10-47 ME
5.5%, 09/15/33	2,000 M	2,179,411			148,587	5%, 07/25/34	1,986 M	2,193,356
FHR 34 CI 0			20-Year:			FNR 06-29 PC
						5.5%, 07/25/35	2,000 M	2,229,347
5%, 01/15/34	2,000 M	2,182,183	FHLMC P00020					12,075,759
FHR 2751 ZA			6.5%, 10/01/22	146 M	160,868
5%, 02/15/34	2,801 M	3,090,433

The accompanying notes are an integral part of the financial statements.

Sentinel Balanced Fund

	Principal			Principal			Principal
	Amount	Value		Amount	Value		Amount	Value
	(M=$1,000)	(Note 2)		(M=$1,000)	(Note 2)		(M=$1,000)	(Note 2)

Mortgage-Backed Securities:			Mohawk Industries, Inc.			Tenet Healthcare Corp.
15-Year:			6.125%, 01/15/16	250 M	$ 268,750	8.875%, 07/01/19	250 M	$ 267,500
			Teck Resources Ltd.					1,316,870
FNMA 254907			4.5%, 01/15/21	500 M	520,613
5%, 10/01/18	35 M	$ 37,596			2,517,215	Insurance 0.4%
FNMA 255273						Hartford Financial Services Group, Inc.
4.5%, 06/01/19	57 M	60,419	Capital Goods 0.1%			6.3%, 03/15/18	500 M	540,587
FNMA 255358			Jarden Corp.			ING Groep NV
5%, 09/01/19	14 M	14,959	6.125%, 11/15/22	250 M	244,063	5.775%, 12/29/49 (b)	250 M	211,250
		112,974	Consumer Cyclical 0.3%			Liberty Mutual Group, Inc.
30-Year:			BorgWarner, Inc.			7%, 03/15/37(a)	250 M	226,860
FNMA 500296			4.625%, 09/15/20	335 M	344,545			978,697
6%, 04/01/29	14 M	15,359	Ford Motor Credit Co. LLC			Media 0.7%
FNMA 545759			7%, 04/15/15	250 M	264,477	DIRECTV Holdings LLC
6.5%, 07/01/32	892	1,008			609,022	6%, 08/15/40	500 M	497,954
FNMA 687301			Consumer Non-Cyclical 0.9%			DISH DBS Corp.
6%, 11/01/32	526	580	Anheuser-Busch InBev Worldwide, Inc.			7.875%, 09/01/19	250 M	263,750
FNMA 690305			5%, 04/15/20	500 M	547,513	NBC Universal, Inc.
5.5%, 03/01/33	12 M	12,872	CVS Caremark Corp.			4.375%, 04/01/21(a)	500 M	502,869
FNMA 748895			4.75%, 05/18/20	500 M	540,118	XM Satellite Radio, Inc.
6%, 12/01/33	352 M	387,493	Mattel, Inc.			7.625%, 11/01/18(a)	250 M	250,000
FNMA 811311			4.35%, 10/01/20	500 M	499,377			1,514,573
4.74%, 12/01/34	12 M	12,700	Woolworths Ltd.			Technology 0.3%
FNMA 810896			4%, 09/22/20(a)	500 M	503,206	Corning, Inc.
2.039%, 01/01/35	9 M	9,564			2,090,214	4.25%, 08/15/20	500 M	513,791
FNMA 832258			Energy 1.1%			Jabil Circuit, Inc.
4.71%, 08/01/35	36 M	37,884	Anadarko Petroleum Corp			5.625%, 12/15/20	250 M	246,875
FNMA 797721			5.95%, 09/15/16	500 M	534,187			760,666
5.5%, 10/01/35	41 M	44,707				Total Corporate Bonds
			Nabors Industries, Inc.			(Cost $15,058,715)		15,173,774
FNMA 928260			5%, 09/15/20(a)	500 M	501,690
4%, 03/01/36	10,387 M	10,645,853	Tesoro Corp.
		11,168,020	6.5%, 06/01/17	250 M	248,750			Value
Total Federal National							Shares	(Note 2)
Mortgage Association		23,356,753	Valero Energy Corp.
Government National Mortgage			6.125%, 02/01/20	500 M	541,843	Domestic Common Stocks 69.0%
Corporation 0.1%			Weatherford Int'l. Ltd.			Consumer Discretionary 6.4%
			6.75%, 09/15/40	500 M	523,447
Mortgage-Backed Securities:					2,349,917	Coach, Inc.	8,400	474,936
15-Year:			Financials 1.2%			Comcast Corp.	109,800	2,082,906
						Gap, Inc.	34,000	726,240
GNMA 514482			Ally Financial, Inc.
7.5%, 09/15/14	40 M	42,825	8.3%, 02/12/15	250 M	263,750	McDonald's Corp.	20,000	1,566,000
Total U.S. Government
Agency Obligations		40,031,671	First Horizon Alt. Mtg.			McGraw-Hill Cos., Inc.	35,000	1,207,150
			5.5%, 03/25/35	2 M	1,804	Nike, Inc.	12,500	1,076,625
U.S. Treasury Obligations 1.7%			Goldman Sachs Group, Inc.			Omnicom Group, Inc.	45,000	2,044,800
2.625%, 11/15/20	4,000 M	3,941,876	5.625%, 01/15/17	500 M	527,138
Total U.S. Treasury						Time Warner Cable, Inc.	25,000	1,538,500
Obligations		3,941,876	Int'l. Lease Finance Corp.			Time Warner, Inc.	88,200	2,601,018
Total U.S. Government			6.5%, 09/01/14(a)	500 M	526,250
Obligations			Lloyds TSB Bank PLC			TJX Cos., Inc.	25,000	1,140,250
(Cost $43,829,523)		43,973,547	5.8%, 01/13/20(a)	500 M	494,055			14,458,425
Corporate Bonds 6.7%			Regions Bank			Consumer Staples 7.3%
Basic Industry 1.1%			7.5%, 05/15/18	500 M	482,548	Altria Group, Inc.	30,000	720,000
Anglo American Capital PLC			SLM Corp.			CVS Caremark Corp.	30,000	930,000
4.45%, 09/27/20(a)	500 M	516,452	5.375%, 05/15/14	500 M	496,992	HJ Heinz Co.	30,000	1,448,100
Cliffs Natural Resources, Inc.					2,792,537	Kellogg Co.	33,420	1,645,266
4.8%, 10/01/20	500 M	500,150	Health Care 0.6%			Kimberly-Clark Corp.	15,000	928,350
DR Horton, Inc.			Boston Scientific Corp.
6.5%, 04/15/16	250 M	254,688	6%, 01/15/20	500 M	540,592	Kraft Foods, Inc.	40,000	1,210,000
Hanesbrands, Inc.			Laboratory Corp. of America Holdings			PepsiCo, Inc.	45,000	2,908,350
6.375%, 12/15/20(a)	250 M	240,000	4.625%, 11/15/20	500 M	508,778	Philip Morris Int'l., Inc.	29,500	1,678,255
KB Home						Procter & Gamble Co.	50,000	3,053,500
7.25%, 06/15/18	225 M	216,562

                                                                                The accompanying notes are an integral part of the financial statements.

Sentinel Balanced Fund

Value	Value	Value
Shares	(Note 2)	Shares	(Note 2)	Shares	(Note 2)
Wal-Mart Stores, Inc.	35,000	$ 1,893,150	Canadian National Railway Co.	30,000	$ 1,918,500	Financials 0.7%
16,414,971	Deere & Co.	20,000	1,494,000	SPDR KBW Regional Banking
Energy 9.2%	General Dynamics Corp.	30,000	1,982,700	(Cost $1,376,516)	65,000	$ 1,463,800
Apache Corp.	5,000	538,200	General Electric Co.	85,000	1,345,550	Foreign Stocks & ADR's 3.0%
Chevron Corp.	40,000	3,238,800	Honeywell Int'l., Inc.	55,400	2,753,934	Australia 0.7%
EOG Resources, Inc.	22,500	2,001,375	L-3 Communications Holdings,	BHP Billiton Ltd. ADR	20,000	1,648,000
ExxonMobil Corp.	78,000	5,425,680	Inc.	10,000	703,300	Germany 0.6%
Marathon Oil Corp.	40,000	1,338,800	Northrop Grumman Corp.	20,000	1,233,600	SAP AG ADR	30,000	1,407,900
McDermott Int'l., Inc.*	50,000	916,500	Tyco Int'l. Ltd.	35,000	1,326,150	Israel 0.4%
Noble Energy, Inc.	25,000	2,031,250	Union Pacific Corp.	25,000	2,252,750	Teva Pharmaceutical
Pride Int'l., Inc.*	22,200	690,420	United Technologies Corp.	50,000	3,763,500	Industries Ltd. ADR	20,000	1,000,800
Schlumberger Ltd.	35,000	2,706,900	Waste Management, Inc.	60,000	2,055,000	Mexico 0.8%
Transocean Ltd.*	12,500	837,875	23,030,484	America Movil SA de CV ADR	30,000	1,693,800
Weatherford Int'l. Ltd.*	58,000	1,183,780	Information Technology 12.8%	United Kingdom 0.5%
20,909,580	Accenture PLC	45,000	1,949,400	Diageo PLC ADR	15,000	1,074,900
Financials 8.0%	Activision Blizzard, Inc.	90,000	1,056,600	Total Foreign Stocks & ADR's
(Cost $4,728,281)	6,825,400
ACE Ltd.	20,000	1,170,400	Adobe Systems, Inc.*	20,000	554,600	Total Investments 98.8%
American Express Co.	46,200	1,996,764	Broadcom Corp.	50,000	2,224,500	(Cost $175,036,052)†	223,482,431
Bank of America Corp.	75,000	821,250	Check Point Software
Technologies Ltd.*	35,000	1,500,450	Other Assets in Excess of
Bank of New York Mellon Corp.	45,000	1,214,550	Cisco Systems, Inc.*	75,000	1,437,000	Liabilities 1.2%	2,698,773
Chubb Corp.	20,000	1,140,200
Dell, Inc.*	72,000	951,840
Goldman Sachs Group, Inc.	11,000	1,717,540	Net Assets 100.0%	$ 226,181,204
Dolby Laboratories, Inc.*	15,000	949,350
JPMorgan Chase & Co.	43,670	1,632,385
EMC Corp.*	100,000	2,149,000
MetLife, Inc.	25,000	953,750
Intel Corp.	50,000	1,056,000	*	Non-income producing.
Morgan Stanley	30,000	733,800
The Travelers Cos., Inc.	40,000	2,159,600	Int'l. Business Machines Corp.	21,437	3,032,478	†	Cost for federal income tax purposes is $175,807,506. At
Juniper Networks, Inc.*	15,000	510,300	November 30, 2010 unrealized appreciation for federal
Toronto-Dominion Bank	20,000	1,455,800	income tax purposes aggregated $47,674,925 of which
US Bancorp	75,000	1,783,500	KLA-Tencor Corp.	25,000	916,750	$54,048,906 related to appreciated securities and
Microsoft Corp.	112,410	2,833,856	$6,373,981 related to depreciated securities.
Wells Fargo & Co.	50,000	1,360,500
18,140,039	NetApp, Inc.*	35,000	1,782,550	(a)	Security exempt from registration under Rule 144A of the
Riverbed Technology, Inc.*	30,000	1,017,300	Securities Act of 1933, as amended. These securities may
Health Care 10.4%	be resold in transactions exempt from registration, normally
Aetna, Inc.	25,000	740,500	Seagate Technology PLC*	50,000	670,500	to qualified institutional buyers. At November 30, 2010, the
Teradata Corp.*	40,000	1,643,600	market value of rule 144A securities amounted to
Amgen, Inc.*	20,000	1,053,800	$3,761,382 or 1.66% of net assets.
Becton Dickinson & Co.	25,000	1,948,250	Texas Instruments, Inc.	60,000	1,908,000
Visa, Inc.	10,000	738,500	(b)	ING Groep NV is currently fixed at 5.775%. On December
Bristol-Myers Squibb Co.	60,000	1,514,400	8th, 2015 it converts to a variable rate that floats on the 8th
28,882,574	of March, June, September, and December. The interest
Celgene Corp.*	20,000	1,187,600	Materials 2.6%	rate is based on the 3-month Libor rate plus 1.68%.
Covidien PLC	20,000	841,400
EI Du Pont de Nemours & Co.	40,000	1,879,600
Eli Lilly & Co.	25,000	841,500	ADR	-	American Depositary Receipt
Freeport-McMoRan Copper &	SPDR	-	Standard & Poor's Depository Receipts
Forest Laboratories, Inc.*	45,000	1,435,050	Gold, Inc.	25,000	2,533,000
Gen-Probe, Inc.*	10,000	518,600	Praxair, Inc.	15,000	1,380,750
Gilead Sciences, Inc.*	25,000	912,500	5,793,350
Johnson & Johnson	52,540	3,233,837	Telecommunication Services 1.5%
Medco Health Solutions, Inc.*	30,000	1,839,600	AT&T, Inc.	35,000	972,650
Medtronic, Inc.	50,000	1,676,500	Rogers Communications, Inc.	25,000	885,500
Merck & Co., Inc.	50,000	1,723,500	Verizon Communications, Inc.	50,000	1,600,500
Mettler-Toledo Int'l., Inc.*	10,000	1,451,800	3,458,650
Pfizer, Inc.	100,000	1,629,000	Utilities 0.6%
Zimmer Holdings, Inc.*	20,000	985,200	Entergy Corp.	20,000	1,424,800
23,533,037	Total Domestic Common Stocks
Industrials 10.2%	(Cost $110,043,017)	156,045,910
Babcock & Wilcox Co.*	25,000	607,250	Exchange Traded Funds 0.7%
Boeing Co.	25,000	1,594,250

                                                               The accompanying notes are an integral part of the financial statements.

Sentinel Capital Growth Fund

(Unaudited)

During the fiscal year ending November 30, 2010, the equity markets focused largely on macroeconomic factors and were highly volatile. During the first part of the fiscal year, the equity markets started positively, given prospects for continued economic growth, improving profitability and low interest rates. The markets reversed in May over concerns about the sovereign debt crisis in Europe, potential slowdown in China, oil spill in the Gulf of Mexico, persistent 10% U.S. unemployment, anemic housing recovery and uncertainty over higher taxes.

In July, the equity markets reversed course again given broadening economic growth, continued corporate productivity gains, less concern over sovereign debt and slowdown in China and historically low interest rates. The equity markets ended the November fiscal year at annual highs.

The Sentinel Capital Growth Fund increased 10.56%* for the fiscal year ending November 30, 2010 compared to gains of 14.04% for the Russell 1000 Growth Index1 and 9.94% for the Standard & Poor’s 500 Index.2

Sectors that contributed the most in the fiscal year to the portfolio’s performance were Consumer Discretionary, Industrials, Materials and Information Technology. Stocks that contributed the greatest gains were Apple, McDonald’s, Emerson Electric, Cognizant Technology, Tiffany, Freeport McMoran Copper & Gold, Dollar Tree and Union Pacific. Sectors in the portfolio that declined in the fiscal year were Health Care and Financials. Underperforming stocks in the portfolio included Microsoft, Cisco, Transocean, BlackRock, Gilead and Roche.

Sectors that contributed to the portfolio’s performance in the first half of the fiscal year were Consumer Discretionary and Industrials. Stocks that contributed the greatest gains in the first half were Apple, Emerson Electric, Dollar Tree, Home Depot, EOG Resources, McDonald’s, Goodrich and Cognizant Technology. Sectors that declined in the portfolio in the first half included Energy and Materials. Underperforming stocks in the portfolio included Transocean, Freeport McMoran Copper & Gold, Walgreen, Microsoft, ExxonMobil and Gilead.

Sectors that contributed to the portfolio’s performance in the second half of the fiscal year were Materials, Energy, Consumer Discretionary, Industrials and Information Technology. Stocks that contributed the greatest gains were Freeport McMoran Copper & Gold, Praxair, Schlumberger, McDonald’s, Peabody Energy, Tiffany, Emerson Electric and the SPDR Gold Trust. Sectors in the portfolio that were weak included Financials and Health Care. Underperforming stocks included Cisco, EOG Resources and Home Depot.

We continue to focus on U.S.-based companies participating in global growth, especially growth in emerging markets; technology companies where new products and upgrade cycles in computers and communications are underway both domestically and internationally; and companies with growing earnings and dividends and potential for increased dividend payouts.

We look for global growth in 2011 of 3.5-4.0%, with emerging markets growing some 6% and developed markets about 2.5%. In the United States, the continuation of the same individual tax rates that we have had for the past several years and the 13-month reduction in the individual Social Security tax has raised our

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

1 The Russell 1000 Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An investment cannot be made directly in an index.

2 The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation. An investment cannot be made directly in an index.

Sentinel Capital Growth Fund

outlook somewhat for U.S. economic growth and job creation in 2011. At the same time, China and India are expected to grow some 8–9%. The demand for infrastructure, such as for power plants, transmission lines and highways, in emerging markets is spurring dramatic demand for energy and basic materials such as copper and iron ore. Rising living standards are increasing the demand for housing, automobiles, higher protein diets and brand name discretionary and luxury goods.

The demand for cars in emerging markets is especially impressive. For example, China’s domestic passenger vehicle sales may hit 17 million units this year, equaling the peak annual level in the United States, and that number could reach 40 million by 2020. The increased number of vehicles will put significant pressure on global oil supply and the pricing thereof even if the developed world of the United States, Europe and Japan holds their use of oil flat. China became the largest global consumer of energy in 2009.

Many U.S. companies in which we are invested now derive more than 50% of their sales internationally and more than 20% of sales from emerging markets. Besides more robust growth in less developed markets, tax rates can be substantially lower than the 35% U.S. corporate tax rate. Capital generally flows to investment opportunities with the highest risk-adjusted returns.

In addition to above-average growth in emerging markets, technology innovation is advancing briskly and producing new products and services, e.g., smart phones, electronic tablets and cloud computing. As of the end of November, the Information Technology sector accounted for 20.6% of the Capital Growth Fund’s portfolio.

Valuations are attractive historically and dividend returns compare favorably to low interest rate yields. Dividends have the potential to expand on rising earnings. We also believe that many companies can increase their dividend payouts, thereby potentially enhancing future returns.

We continue to focus on companies with diversified product lines and geographic exposure, financial strength and access to the capital markets.

15

Sentinel Capital Growth Fund

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000, or $1,000,000 in the case of Class I shares; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares and Class C shares)

November 30, 2000 – November 30, 2010

$15,000
$10,000
$5,000
$0
11/30/00
11/30/02
11/30/04
11/30/06
11/30/08
11/30/10
Class A shares
$9,506
Class C shares
$9,000
Russell 1000 Growth Index
$9,194
Standard & Poor's 500 Index
$10,839

Growth of a $1,000,000 Investment (Class I shares)

November 30, 2000 – November 30, 2010

$1,500,000
$1,250,000
$1,000,000
$750,000
$500,000
11/30/00
11/30/02
11/30/04
11/30/06
11/30/08
11/30/10
Class I shares
$1,001,353
Russell 1000 Growth Index
$919,389
Standard & Poor's 500 Index
$1,083,912

Average Annual Total Returns (as of November 30, 2010)

	Class A shares		Class C shares		Class I shares
	Without Sales Charge	With Max Sales Charge	Without Sales Charge	With Max Sales Charge	Without Sales Charge
1 year	10.56%	5.01%	9.08%	8.08%	10.59%
3 years	-3.70	-5.33	-5.02	-5.02	-3.72
5 years	2.19	1.15	0.70	0.70	2.20
10 years	0.01	-0.51	-1.05	-1.05	0.01

Class	Symbol
A	BRGRX
C	SECGX
I	SICGX

Inception Date of the Fund – 8/01/94

Note that Fund performance for Class A shares in the above graph reflects the maximum 5% sales charge and includes expenses and management fees, while index performances do not; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no sales charge. Fund performance for Class C shares in the above graph reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the indices in the above graph does not include a CDSC, fees or expenses; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no CDSC.

Note that Fund performance for Class I shares reflects all expenses and management fees. Performance shown for the indices does not include fees or expenses. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The Capital Growth Fund, which began operations on March 17, 2006, is the successor to the Bramwell Growth Fund, a series of The Bramwell Funds, Inc., which began operations on August 1, 1994. Performance for the Fund’s Class A shares prior to March 17, 2006 is based on the performance of its predecessor, restated to reflect the maximum front-end sales charge of Class A shares. Performance prior to March 17, 2006 does not reflect the higher Rule 12b-1 fees for Class A shares in effect on and after March 17, 2006. If it did returns would be lower. Performance for the Fund’s Class C shares prior to their inception on March 17, 2006 is based on its predecessor restated to reflect the back-end sales charges and estimated higher ongoing expenses of Class C shares. Performance of the Fund’s Class I shares prior to March 17, 2006 is based on its predecessor and from March 17, 2006 to their inception on August 27, 2007, on the performance of the Fund’s Class A shares, adjusted to reflect that Class I shares are offered without a sales charge.

The following are total annual operating expense ratios for Sentinel Capital Growth Fund Class A, C & I shares: A - 1.45%, C - 2.79%, I - 1.65%. Expense ratio data for Class A, C & I shares is sourced from the prospectus dated March 30, 2010.

Large company stocks as a group could fall out of favor with the market and underperform investments that focus on small and mid-sized company stocks.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The Russell 1000 Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An investment cannot be made directly in an index.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation. An investment cannot be made directly in an index.

Sentinel Capital Growth Fund

Fund Profile
at November 30, 2010
Top Sectors
Sector	Percent of Net Assets	Sector	Percent of Net Assets
Information Technology	20.6%	Consumer Discretionary	11.5%
Materials	17.4%	Consumer Staples	8.5%
Industrials	13.2%	Financials	8.1%
Energy	12.7%	Health Care	5.7%

Top 10 Holdings*
Description	Percent of Net Assets	Description	Percent of Net Assets
Praxair, Inc.	4.7%	Emerson Electric Co.	3.5%
McDonald's Corp.	4.7%	Apple, Inc.	2.9%
SPDR Gold Trust	4.3%	Occidental Petroleum Corp.	2.8%
Int'l. Business Machines Corp.	4.0%	Schlumberger Ltd.	2.7%
Freeport-McMoRan Copper & Gold, Inc.	3.6%	BHP Billiton Ltd.	2.3%
		Total of Net Assets	35.5%

*"Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Investment in Securities
at November 30, 2010

		Value			Value			Value
	Shares	(Note 2)		Shares	(Note 2)		Shares	(Note 2)

Domestic Common Stocks 88.4%			CME Group, Inc.	1,500	$ 432,090
Consumer Discretionary 11.5%			JPMorgan Chase & Co.	35,000	1,308,300	Automatic Data Processing, Inc.	15,763	$ 702,557
AutoZone, Inc.*	4,000	$ 1,037,640	Northern Trust Corp.	20,000	1,006,000	Cisco Systems, Inc.*	125,870	2,411,669
Dollar General Corp.*	12,500	410,500	Royal Bank of Canada	35,000	1,875,650	Cognizant Technology Solutions Corp.*	43,000	2,794,140
Dollar Tree, Inc.*	37,500	2,060,625	Toronto-Dominion Bank	20,000	1,455,800	Corning, Inc.	30,000	529,800
Home Depot, Inc.	20,000	604,200	US Bancorp	10,000	237,800	EMC Corp.*	50,400	1,083,096
McDonald's Corp.	75,500	5,911,650	Wells Fargo & Co.	50,500	1,374,105	Intel Corp.	90,000	1,900,800
Tiffany & Co.	45,000	2,794,500			10,297,745	Int'l. Business Machines Corp.	36,000	5,092,560
Yum! Brands, Inc.	35,000	1,752,800	Health Care 3.9%
		14,571,915	Express Scripts, Inc.*	30,000	1,562,700	Linear Technology Corp.	30,000	978,000
Consumer Staples 8.5%			Gilead Sciences, Inc.*	20,000	730,000	Microsoft Corp.	90,000	2,268,900
Colgate-Palmolive Co.	15,000	1,148,250	Johnson & Johnson	15,000	923,250	Molex, Inc. - Class A	22,600	393,692
Corn Products Int'l., Inc.	43,400	1,871,408	Stryker Corp.	35,000	1,753,150	Qualcomm, Inc.	26,000	1,215,240
HJ Heinz Co.	15,000	724,050			4,969,100	Visa, Inc.	23,000	1,698,550
JM Smucker Co.	28,000	1,771,000	Industrials 13.2%					26,059,654
PepsiCo, Inc.	30,554	1,974,705	BE Aerospace, Inc.*	30,000	1,065,000	Materials 9.9%
						Cliffs Natural Resources, Inc.	15,300	1,045,602
Procter & Gamble Co.	15,770	963,074	Canadian Pacific Railway Ltd.	10,000	639,900	Commercial Metals Co.	23,000	353,510
Walgreen Co.	65,000	2,265,250	Donaldson Co., Inc.	20,000	1,085,800
		10,717,737	Emerson Electric Co.	80,000	4,405,600	Freeport-McMoRan Copper & Gold, Inc.	45,340	4,593,849
Energy 12.7%			General Dynamics Corp.	13,000	859,170	Praxair, Inc.	65,000	5,983,250
Arch Coal, Inc.	11,000	321,200	Goodrich Corp.	17,000	1,458,090	Yamana Gold, Inc.	50,000	584,000
EOG Resources, Inc.	10,000	889,500	Illinois Tool Works, Inc.	5,000	238,150			12,560,211
ExxonMobil Corp.	35,000	2,434,600	Jacobs Engineering Group,			Total Domestic Common Stocks
Noble Corp.	30,000	1,017,600	Inc.*	24,000	924,000	(Cost $77,061,439)		111,850,126
Occidental Petroleum Corp.	40,000	3,526,800	Norfolk Southern Corp.	33,000	1,985,610	Exchange Traded Funds 4.3%
Peabody Energy Corp.	39,000	2,293,590	Parker Hannifin Corp.	16,000	1,283,680	Materials 4.3%
			Union Pacific Corp.	30,000	2,703,300	SPDR Gold Trust*
Schlumberger Ltd.	43,600	3,372,024			16,648,300	(Cost $2,900,530)	40,000	5,416,800
SM Energy Co.	20,000	993,800	Information Technology 20.6%
Suncor Energy, Inc.	35,000	1,176,350				Foreign Stocks & ADR's 5.0%
		16,025,464	ANSYS, Inc.*	15,000	727,500	Australia 2.3%
Financials 8.1%			Apple, Inc.*	12,000	3,733,800	BHP Billiton Ltd. ADR	36,000	2,966,400
BlackRock, Inc.	16,000	2,608,000	Autodesk, Inc.*	15,000	529,350

                                                                                17

The accompanying notes are an integral part of the financial statements.

Sentinel Capital Growth Fund

Value
Shares	(Note 2)

Brazil 0.9%
Vale SA ADR	36,000	$ 1,140,480
Switzerland 1.8%
Roche Holding AG ADR	65,000	2,235,350
Total Foreign Stocks & ADR's
(Cost $4,267,902)	6,342,230

Principal
Amount	Value
(M=$1,000)	(Note 2)

Corporate Short-Term Notes 1.2%
Nestle Capital Corp.
0.11%, 12/03/10
(Cost $1,499,991)	1,500 M	1,499,991
Total Investments 98.9%
(Cost $85,729,862)†	125,109,147

Other Assets in Excess of
Liabilities 1.1%	1,360,686

Net Assets 100.0%	$ 126,469,833

*	Non-income producing.

†	Cost for federal income tax purposes is $90,784,200. At
November 30, 2010 unrealized appreciation for federal
income tax purposes aggregated $34,324,947 of which
$35,206,898 related to appreciated securities and $881,951
related to depreciated securities.
ADR	-	American Depositary Receipt
SPDR	-	Standard & Poor's Depository Receipts

                        The accompanying notes are an integral part of the financial statements.

Sentinel Common Stock Fund

(Unaudited)

The Sentinel Common Stock Fund had a return of 9.69%* for the fiscal year ending November 30, 2010, compared to a same time period return of 9.94% for the Fund’s benchmark, the Standard & Poor’s 500 Index1 and an 11.48% return for the Russell 1000 Index.2

The Fund owns a diversified portfolio of high-quality companies with strong fundamentals and reasonable valuations. Throughout this past fiscal year, our stock and sector selection strategy allowed us to maintain a close margin to a market that rewarded both momentum and deep-value plays. Despite an uncertain economic backdrop, the best-performing sectors in the stock market (as measured by the S&P 500 Index) were Consumer Discretionary, Industrials and Technology, areas where the Fund was reasonably well represented. Among the weakest sectors during the past year were Health Care and Financials.

The fiscal year presented plenty of volatility in the equity markets, as economic indicators pointed to conflicting trends. While we continued shifting into stocks more likely to benefit from an eventual economic rebound, many investors sought a more aggressive stance in their strategy, with stocks of airlines, autos and luxury goods manufacturers outperforming significantly. Throughout this past year, we continued our selective increases in the Consumer Discretionary and Technology sectors, while moderating our negative stance on the Financials sector. We lowered our Industrial and Health Care stakes, as growth prospects moderated for these sectors. The overall growth outlook is modest due to global economic conditions. However, on a relative basis we believe the risk / reward scenario for our holdings is attractive given reasonable valuations, and the very sound financial strength of the companies we own in the Fund.

Despite the volatile equity markets experienced over the past year, we are optimistic about finding attractive opportunities for total returns and modest levels of risk in high-quality, large-cap stocks. The Fund owned, in aggregate, shares of companies that were growing earnings at attractive rates, generating free cash flow, and managing their capital prudently. It is these types of companies where we plan to continue to invest the bulk of the Sentinel Common Stock Fund’s assets.

Thank you for your continued support.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

1 The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation. An investment cannot be made directly in an index.

2 The Russell 1000 Index is an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe. An investment cannot be made directly in an index.

                                                                                   19

Sentinel Common Stock Fund

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000, or $1,000,000 in the case of Class I shares; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Note that Fund performance for Class A shares in the above graph reflects the maximum 5% sales charge and includes expenses and management fees, while index performances do not; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no sales charge. Fund performance for Class B and C shares in the above graph reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the indices in the above graph does not include a CDSC, fees or expenses; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no CDSC.

Note that Fund performance for Class I shares reflects all expenses and management fees. Performance shown for the indices does not include fees or expenses. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus. Performance of the Class I shares prior to their inception on May 4, 2007 is based on the performance of the Fund’s Class A shares, adjusted to reflect that Class I shares are offered without a sales charge.

The following are total annual operating expense ratios for Sentinel Common Stock Fund Class A, B, C & I shares: A - 1.24%, B- 2.68%, C - 2.25%, I - 0.82%. Expense ratio data for Class A, B, C & I shares is sourced from the prospectus dated March 30, 2010.

Large-capitalization stocks as a group could fall out of favor with the market, causing the funds owning such stocks to underperform investments that focus on small- or medium-capitalization stocks.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation. An investment cannot be made directly in an index.

The Russell 1000 Index is an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe. An investment cannot be made directly in an index.

Sentinel Common Stock Fund

Fund Profile
at November 30, 2010
Top Sectors
Sector	Percent of Net Assets	Sector	Percent of Net Assets
Information Technology	19.5%	Consumer Staples	10.2%
Energy	13.5%	Consumer Discretionary	8.0%
Health Care	13.3%	Materials	4.7%
Financials	12.4%	Telecommunication Services	3.4%
Industrials	11.8%	Utilities	1.0%

Top 10 Holdings*
Description	Percent of Net Assets	Description	Percent of Net Assets
ExxonMobil Corp.	3.3%	Honeywell Int'l., Inc.	1.9%
Int'l. Business Machines Corp.	2.5%	PepsiCo, Inc.	1.9%
Procter & Gamble Co.	2.3%	United Technologies Corp.	1.8%
Schlumberger Ltd.	2.2%	Noble Energy, Inc.	1.8%
Johnson & Johnson	2.1%	Freeport-McMoRan Copper & Gold, Inc.	1.8%
		Total of Net Assets	21.6%

*"Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Investment in Securities
at November 30, 2010
		Space			Space			Space
		Value			Value			Value
	Shares	(Note 2)		Shares	(Note 2)		Shares	(Note 2)

Domestic Common Stocks 93.0%			McDermott Int'l., Inc.*	340,700	$ 6,245,031	Forest Laboratories, Inc.*	225,000	$ 7,175,250
Consumer Discretionary 8.0%			Noble Energy, Inc.	250,000	20,312,500	Gen-Probe, Inc.*	65,000	3,370,900
Coach, Inc.	54,100	$ 3,058,814	Pride Int'l., Inc.*	125,000	3,887,500	Gilead Sciences, Inc.*	175,000	6,387,500
Comcast Corp.	600,000	11,382,000	Schlumberger Ltd.	325,000	25,135,500	Johnson & Johnson	375,000	23,081,250
Gap, Inc.	350,000	7,476,000	Transocean Ltd.*	85,000	5,697,550	Medco Health Solutions, Inc.*	155,000	9,504,600
McDonald's Corp.	125,000	9,787,500	Weatherford Int'l. Ltd.*	550,000	11,225,500	Medtronic, Inc.	283,600	9,509,108
McGraw-Hill Cos., Inc.	200,000	6,898,000			151,675,809	Merck & Co., Inc.	300,000	10,341,000
Nike, Inc.	100,000	8,613,000	Financials 11.5%			Mettler-Toledo Int'l., Inc.*	75,000	10,888,500
Omnicom Group, Inc.	250,000	11,360,000	ACE Ltd.	150,000	8,778,000	Pfizer, Inc.	575,000	9,366,750
Time Warner Cable, Inc.	180,000	11,077,200	American Express Co.	229,200	9,906,024	Zimmer Holdings, Inc.*	150,000	7,389,000
Time Warner, Inc.	475,000	14,007,750	Bank of America Corp.	525,000	5,748,750			141,955,694
TJX Cos., Inc.	150,000	6,841,500	Bank of New York Mellon Corp.	325,000	8,771,750	Industrials 11.8%
		90,501,764	Chubb Corp.	150,000	8,551,500	Babcock & Wilcox Co.*	196,800	4,780,272
Consumer Staples 9.6%						Boeing Co.	100,000	6,377,000
Altria Group, Inc.	225,000	5,400,000	Goldman Sachs Group, Inc.	90,000	14,052,600
CVS Caremark Corp.	200,000	6,200,000	JPMorgan Chase & Co.	367,750	13,746,495	Canadian National Railway Co.	160,700	10,276,765
HJ Heinz Co.	150,000	7,240,500	MetLife, Inc.	175,000	6,676,250	Deere & Co.	125,000	9,337,500
Kellogg Co.	150,000	7,384,500	Morgan Stanley	350,000	8,561,000	General Dynamics Corp.	150,000	9,913,500
Kimberly-Clark Corp.	75,000	4,641,750	The Travelers Cos., Inc.	275,000	14,847,250	General Electric Co.	400,000	6,332,000
Kraft Foods, Inc.	250,000	7,562,500	Toronto-Dominion Bank	125,000	9,098,750	Honeywell Int'l., Inc.	425,000	21,126,750
			US Bancorp	525,000	12,484,500	L-3 Communications
PepsiCo, Inc.	325,000	21,004,750				Holdings, Inc.	100,000	7,033,000
			Wells Fargo & Co.	300,000	8,163,000
Philip Morris Int'l., Inc.	200,000	11,378,000			129,385,869	Northrop Grumman Corp.	100,000	6,168,000
Procter & Gamble Co.	419,900	25,643,293	Health Care 12.6%			Tyco Int'l. Ltd.	250,000	9,472,500
Wal-Mart Stores, Inc.	225,000	12,170,250
		108,625,543	Aetna, Inc.	125,000	3,702,500	Union Pacific Corp.	100,000	9,011,000
Energy 13.5%			Amgen, Inc.*	150,000	7,903,500	United Technologies Corp.	275,000	20,699,250
			Becton Dickinson & Co.	150,000	11,689,500	Waste Management, Inc.	350,000	11,987,500
Apache Corp.	75,000	8,073,000	Bristol-Myers Squibb Co.	375,000	9,465,000			132,515,037
Chevron Corp.	197,400	15,983,478	Celgene Corp.*	75,000	4,453,500	Information Technology 18.7%
EOG Resources, Inc.	115,000	10,229,250	Covidien PLC	100,000	4,207,000	Accenture PLC	325,000	14,079,000
ExxonMobil Corp.	525,000	36,519,000	Eli Lilly & Co.	104,600	3,520,836	Activision Blizzard, Inc.	500,000	5,870,000
Marathon Oil Corp.	250,000	8,367,500				Adobe Systems, Inc.*	100,000	2,773,000

                                                                                  21

The accompanying notes are an integral part of the financial statements.

Sentinel Common Stock Fund

Value	Value
Shares	(Note 2)	Shares	(Note 2)
Broadcom Corp.	200,000	$ 8,898,000	Mexico 0.7%
Check Point Software Technologies Ltd.*	300,000	12,861,000	America Movil SA de CV ADR	130,000	$ 7,339,800
Cisco Systems, Inc.*	412,900	7,911,164	United Kingdom 0.6%
Dell, Inc.*	325,000	4,296,500	Diageo PLC ADR	95,500	6,843,530
Dolby Laboratories, Inc.*	125,000	7,911,250	Total Foreign Stocks & ADR's
(Cost $31,553,794)	43,435,330
EMC Corp.*	700,000	15,043,000
Intel Corp.	250,000	5,280,000	Principal
Amount	Value
(M=$1,000)	(Note 2)
Int'l. Business Machines Corp.	200,000	28,292,000
Juniper Networks, Inc.*	150,000	5,103,000	Corporate Short-Term Notes 0.5%
KLA-Tencor Corp.	181,600	6,659,272	Caterpillar Financial Services
0.18%, 12/07/10	3,000 M	2,999,910
Microsoft Corp.	659,700	16,631,037	Johnson & Johnson
NetApp, Inc.*	200,000	10,186,000	0.16%, 01/05/11	700 M	699,891
Oracle Corp.	400,000	10,816,000	Nestle Capital Corp.
Riverbed Technology, Inc.*	245,000	8,307,950	0.17%, 01/19/11	490 M	489,887
Seagate Technology PLC*	300,000	4,023,000	PepsiCo, Inc.
0.16%, 01/24/11	1,250 M	1,249,700
Teradata Corp.*	300,000	12,327,000	UPS
Texas Instruments, Inc.	500,000	15,900,000	0.12%, 01/04/11	750 M	749,915
Visa, Inc.	100,000	7,385,000	Total Corporate Short-Term Notes
210,553,173	(Cost $6,189,303)	6,189,303
Total Investments 98.3%
Materials 3.6%	(Cost $735,782,638)†	1,107,015,826

EI Du Pont de Nemours & Co.	215,600	10,131,044	Other Assets in Excess of
Liabilities 1.7%	18,617,147
Freeport-McMoRan Copper & Gold, Inc.	200,000	20,264,000
Praxair, Inc.	115,000	10,585,750	Net Assets 100.0%	$ 1,125,632,973
40,980,794
Telecommunication Services 2.7%	*	Non-income producing
AT&T, Inc.	300,000	8,337,000
†	Cost for federal income tax purposes is $738,663,956. At
Rogers Communications, Inc.	275,000	9,740,500	November 30, 2010 unrealized appreciation for federal
income tax purposes aggregated $368,351,870 of which
Verizon Communications, Inc.	375,000	12,003,750	$385,487,714 related to appreciated securities and
30,081,250	$17,135,844 related to depreciated securities.
ADR	-	American Depositary Receipt
Utilities 1.0%	SPDR	-	Standard & Poor's Depository Receipts
Entergy Corp.	100,000	7,124,000
Exelon Corp.	98,000	3,858,260
10,982,260
Total Domestic Common Stocks
(Cost $688,506,178)	1,047,257,193
Exchange Traded Funds 0.9%
Financials 0.9%

SPDR KBW Regional Banking*
(Cost $9,533,363)	450,000	10,134,000
Foreign Stocks & ADR's 3.9%
Australia 1.1%
BHP Billiton Ltd. ADR	150,000	12,360,000
Germany 0.8%
SAP AG ADR	200,000	9,386,000
Israel 0.7%
Teva Pharmaceutical
Industries Ltd. ADR	150,000	7,506,000

The accompanying notes are an integral part of the financial statements.

Sentinel Conservative Allocation Fund

(Unaudited)

The Sentinel Conservative Allocation Fund had a return of 7.68%* for the fiscal year ending November 30, 2010 compared to the 6.02% return for the Barclays Aggregate Bond Index1 over this time period, and the 9.94% return for the Standard & Poor’s 500 Index2. The Fund’s performance compared to the 8.56% return for the Morningstar Conservative Allocation category.3 The Fund’s asset allocation as of November 30, 2010 was 44% equities (including international equities); 40% government bonds, 13% corporate bonds (including high yield bonds), and 3% cash. Throughout the fiscal year, the Fund increased its equity and corporate bond exposure, while decreasing its government bond exposure.

The Fund’s equity portion constitutes a diversified portfolio of high-quality companies with strong fundamentals and reasonable valuations. Despite an uncertain economic backdrop, the best-performing sectors in the stock market (as measured by the S&P 500 Index) were Consumer Discretionary, Industrials and Technology, areas where the Fund was reasonably well represented. Among the weakest sectors during the past year were Health Care and Financials. Throughout this past year, we continued our selective increases in the Consumer Discretionary and Technology sectors, while moderating our negative stance on the Financials sector. We lowered our Industrial and Health Care stakes, as growth prospects moderated for these sectors.

Within the fixed-income market, high volatility prevailed, with 10-year U.S. Treasury notes trading as high as 4.00% and as low as 2.39%, with an average monthly swing of 24 basis points, according to Bloomberg. The Federal Reserve, fearing deflation, engaged in two rounds of quantitative easing, and stated that it will reinvest any principal payments into U.S. Treasury securities. The magnitude of this program is staggering, and will likely absorb all net new issuance of U.S. Treasury securities. The Fund strategically traded between U.S. Treasury securities and U.S. Agency mortgage backed-securities (MBS) in order to exploit relative value opportunities. Within the Agency MBS sector, the Fund traded between pass-through pools and collateralized mortgage obligations (CMOs).

We appreciate your continued support.

Effective December 15, 2010, the Fund changed its name from Sentinel Conservative Allocation Fund to Sentiinel Conservative Strategies Fund. As previously disclosed to shareholders, in December 2010, the Fund’s investment strategies and certain of the Fund’s non-fundamental investment policies were changed to permit the Fund: • to invest to a greater extent in equity securities, and certain types of debt securities, of both U.S. and non-U.S. issuers, • to invest to a greater extent in below investment grade securities when Sentinel believes that this asset class offers attractive yields and good value relative to other asset classes, and • greater flexibility to invest in derivatives to hedge various risks and for other investment purposes, as long as such investments do not have the effect of leveraging portfolio risks.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

1 The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. An investment cannot be made directly in an index.

2 The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation. An investment cannot be made directly in an index.

3 An average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Sentinel Conservative Allocation Fund

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest.

Visit www.sentinelinvestments.com for the most current month-end performance information.

Note that Fund performance for Class A shares in the above graph reflects the maximum 5% sales charge and includes expenses and management fees, while index performances do not; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no sales charge. Fund performance for Class C shares in the above graph reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the indices in the above graph does not include a CDSC, fees or expenses; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no CDSC.

The following are total annual operating expense ratios for Sentinel Conservative Allocation Fund Class A & C shares: A - 1.16%, C - 2.02%. Expense ratio data for Class A & C shares is sourced from the prospectus dated March 30, 2010.

Sentinel Conservative Allocation Fund was called Sentinel Capital Markets Income Fund prior to 11/1/06.

International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting domestic markets and may experience wider price fluctuations.

Fixed income securities are subject to credit and interest rate risks. Bond values will generally increase when interest rates fall and generally decrease when interest rates rise. A fund’s investments in mortgage backed securities are subject to prepayment risks. These risks may result in greater share price volatility.

High yield, lower-rated securities are more speculative and more likely to default than investment grade bonds.

Large company stocks as a group could fall out of favor with the market and underperform investments that focus on small and mid-sized company stocks.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. An investment cannot be made directly in an index.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation. An investment cannot be made directly in an index.

Sentinel Conservative Allocation Fund

Fund Profile
at November 30, 2010

Portfolio Weightings
Asset Category	Percent of Net Assets
U.S. Government Obligations	42.7%
Domestic Common Stocks	34.6%
Corporate Bonds	12.7%
Foreign Stocks & ADR's	8.4%
Exchange Traded Funds	0.3%
Limited Partnership Interests	0.2%
Cash and Other	1.1%

Top 10 Equity Holdings*

Description	Percent of Net Assets
ExxonMobil Corp.	0.8%
PepsiCo, Inc.	0.8%
Noble Energy, Inc.	0.7%
Texas Instruments, Inc.	0.6%
Procter & Gamble Co.	0.6%
Comcast Corp.	0.6%
Li & Fung Ltd.	0.6%
Int'l. Business Machines Corp.	0.6%
Wal-Mart Stores, Inc.	0.6%
Fresenius SE	0.5%
Total of Net Assets	6.4%

Top 10 Fixed Income Holdings*
		Maturity	Percent of
Description	Coupon	Date	Net Assets
FNMA 928260	4.00%	03/01/36	4.6%
FNR 05-97 HC	5.00%	02/25/32	4.4%
FNR 05-39 GL	5.00%	05/25/25	4.4%
U.S. Treasury Notes	2.625%	11/15/20	3.6%
FNR 06-29 PC	5.50%	07/25/35	2.7%
FHR 34 CI 0	5.00%	01/15/34	2.7%
FHR 2751 ZA	5.00%	02/15/34	2.5%
FHR 2931 JE	5.00%	03/15/33	2.3%
FNR 10-56 BD	5.00%	12/25/38	2.3%
FNMA 735703	5.00%	04/01/29	1.8%
Total of Net Assets			31.3%

Average Effective Duration (for all Fixed Income Holdings) 3.4 years**

*"Top 10 Equity Holdings" and "Top 10 Fixed Income Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

**The average effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund's price due to changes in interest rates.

Investment in Securities
at November 30, 2010

	Principal			Principal			Principal
	Amount	Value		Amount	Value		Amount	Value
	(M=$1,000)	(Note 2)		(M=$1,000)	(Note 2)		(M=$1,000)	(Note 2)

U.S. Government Obligations 42.7%			FHR 2751 ZA			Mortgage-Backed Securities:
U.S. Government Agency			5%, 02/15/34	2,801 M	$ 3,090,433	25-Year:
Obligations 39.1%			Total Federal Home Loan Mortgage			FNMA 735703
			Corporation		17,410,170	5%, 04/01/29	2,058 M	$ 2,205,324
Federal Home Loan Bank 2.0%			Federal National Mortgage
Agency Discount Notes:			Association 22.9%			30-Year:
0.05%, 12/03/10	2,500 M	$ 2,499,993				FNMA 928260
Federal Home Loan Mortgage			Collateralized Mortgage Obligations:			4%, 03/01/36	5,593 M	5,732,382
Corporation 14.2%			FNR 05-39 GL			Total Federal National
Collateralized Mortgage Obligations:			5%, 05/25/25	5,000 M	5,434,064	Mortgage Association		28,224,553
			FNR 05-97 HC			Total U.S. Government
FHR 2541 DM			5%, 02/25/32	5,000 M	5,451,250	Agency Obligations		48,134,716
5.5%, 12/15/32	1,500 M	1,661,286
			FNR 10-47 ME			U.S. Treasury Obligations 3.6%
FHR 2931 JE			5%, 07/25/34	1,000 M	1,104,669	U.S. Treasury Note
5%, 03/15/33	2,598 M	2,841,801
			FNR 06-29 PC			2.625%, 11/15/20	4,500 M	4,434,611
FHR 2890 PD			5.5%, 07/25/35	3,000 M	3,344,020	Total U.S. Treasury
5%, 03/15/33	2,000 M	2,180,672				Obligations		4,434,611
FHR 2975 PK			FNR 10-56 BD			Total U.S. Government
5.5%, 09/15/33	2,000 M	2,179,411	5%, 12/25/38	2,500 M	2,759,881	Obligations
			FNR 10-67 LN			(Cost $52,475,515)		52,569,327
FHR 2960 QW			5%, 06/25/40	2,000 M	2,192,963
5.5%, 09/15/33	2,000 M	2,183,292			20,286,847	Corporate Bonds 12.7%
FHR 34 CI 0						Basic Industry 2.0%
5%, 01/15/34	3,000 M	3,273,275				Anglo American Capital PLC
						4.45%, 09/27/20(a)	500 M	516,452

                                                                                   25

The accompanying notes are an integral part of the financial statements.

Sentinel Conservative Allocation Fund

	Principal			Principal				Space
	Amount	Value		Amount	Value			Value
	(M=$1,000)	(Note 2)		(M=$1,000)	(Note 2)		Shares	(Note 2)

Cliffs Natural Resources, Inc.			Health Care 1.1%			HJ Heinz Co.	7,500	$ 362,025
4.8%, 10/01/20	500 M	$ 500,151	Boston Scientific Corp.			Kimberly-Clark Corp.	4,544	281,228
DR Horton, Inc.			6%, 01/15/20	500 M	$ 540,592	Kraft Foods, Inc.	20,000	605,000
6.5%, 04/15/16	250 M	254,687	Laboratory Corp. of America Holdings
Hanesbrands, Inc.			4.625%, 11/15/20	500 M	508,778	PepsiCo, Inc.	15,000	969,450
6.375%, 12/15/20(a)	250 M	240,000	Tenet Healthcare Corp.			Philip Morris Int'l., Inc.	7,500	426,675
KB Home			8.875%, 07/01/19	250 M	267,500	Procter & Gamble Co.	12,500	763,375
7.25%, 06/15/18	250 M	240,625			1,316,870	Wal-Mart Stores, Inc.	12,500	676,125
Mohawk Industries, Inc.			Insurance 0.8%					5,520,301
6.125%, 01/15/16	250 M	268,750	Hartford Financial Services Group, Inc.			Energy 4.7%
Teck Resources Ltd.			6.3%, 03/15/18	500 M	540,587	Chevron Corp.	5,000	404,850
4.5%, 01/15/21	500 M	520,613
		2,541,278	ING Groep NV			ConocoPhillips	7,088	426,485
			5.775%, 12/29/49 (d)	250 M	211,250
Capital Goods 0.2%			Liberty Mutual Group, Inc.			EOG Resources, Inc.	5,000	444,750
Jarden Corp.			7%, 03/15/37(a)	250 M	226,860	ExxonMobil Corp.	15,000	1,043,400
6.125%, 11/15/22	250 M	244,062			978,697	Hess Corp.	3,000	210,150
Consumer Cyclical 0.3%			Media 1.2%			Marathon Oil Corp.	15,000	502,050
BorgWarner, Inc.			DIRECTV Holdings LLC			McDermott Int'l., Inc.*	20,000	366,600
4.625%, 09/15/20	335 M	344,545	6%, 08/15/40	500 M	497,954	Noble Energy, Inc.	10,000	812,500
Consumer Non-Cyclical 1.7%			DISH DBS Corp.			Occidental Petroleum Corp.	3,162	278,793
Anheuser-Busch InBev Worldwide, Inc.			7.875%, 09/01/19	250 M	263,750
5%, 04/15/20	500 M	547,513	NBC Universal, Inc.			Patterson-UTI Energy, Inc.	10,000	197,400
CVS Caremark Corp.			4.375%, 04/01/21(a)	500 M	502,869	Pride Int'l., Inc.*	7,500	233,250
4.75%, 05/18/20	500 M	540,118	XM Satellite Radio, Inc.			Schlumberger Ltd.	3,500	270,690
Mattel, Inc.			7.625%, 11/01/18(a)	250 M	250,000	Transocean Ltd.*	4,000	268,120
4.35%, 10/01/20	500 M	499,377			1,514,573	Weatherford Int'l. Ltd.*	15,000	306,150
Woolworths Ltd.			Technology 0.6%					5,765,188
4%, 09/22/20(a)	500 M	503,206	Corning, Inc.			Financials 3.8%
		2,090,214	4.25%, 08/15/20	500 M	513,791	ACE Ltd.	6,000	351,120
Energy 1.7%			Jabil Circuit, Inc.
Anadarko Petroleum Corp.			5.625%, 12/15/20	250 M	246,875	American Express Co.	10,000	432,200
5.95%, 09/15/16	500 M	534,187			760,666	Bank of America Corp.	12,670	138,737
			Total Corporate Bonds			Bank of New York Mellon Corp.	15,000	404,850
Nabors Industries, Inc.			(Cost $15,567,048)		15,702,851
5%, 09/15/20(a)	500 M	501,690				Chubb Corp.	7,500	427,575
Valero Energy Corp.					Space	Franklin Resources, Inc.	1,800	205,362
6.125%, 02/01/20	500 M	541,843			Value	Goldman Sachs Group, Inc.	2,500	390,350
Weatherford Int'l. Ltd.				Shares	(Note 2)	JPMorgan Chase & Co.	12,000	448,560
6.75%, 09/15/40	500 M	523,447	Domestic Common Stocks 34.6%
		2,101,167				MetLife, Inc.	10,000	381,500
			Consumer Discretionary 3.0%			Moody's Corp.	4,700	126,101
Financials 3.1%			Coach, Inc.	5,400	305,316
Ally Financial, Inc.			Comcast Corp.	40,000	758,800	PNC Financial Services Group, Inc.	5,006	269,573
8.3%, 02/12/15	250 M	263,750
Bank of America Corp.			Gap, Inc.	20,000	427,200	The Travelers Cos., Inc.	8,500	458,915
5.49%, 03/15/19	500 M	499,831	McDonald's Corp.	4,000	313,200	US Bancorp	15,000	356,700
Citigroup, Inc.			McGraw-Hill Cos., Inc.	10,000	344,900	Wells Fargo & Co.	10,000	272,100
5.5%, 02/15/17	500 M	520,215	Omnicom Group, Inc.	12,500	568,000			4,663,643
Goldman Sachs Group, Inc.			Target Corp.	5,000	284,700	Health Care 5.0%
5.625%, 01/15/17	500 M	527,138	Time Warner Cable, Inc.	6,000	369,240	Abbott Laboratories	5,000	232,550
Int'l. Lease Finance Corp.
6.5%, 09/01/14(a)	500 M	526,250	Time Warner, Inc.	11,666	344,030	Aetna, Inc.	7,500	222,150
Lloyds TSB Bank PLC					3,715,386	Amgen, Inc.*	7,500	395,175
5.8%, 01/13/20(a)	500 M	494,055	Consumer Staples 4.5%			Becton Dickinson & Co.	7,500	584,475
Regions Bank			Altria Group, Inc.	12,500	300,000	Bristol-Myers Squibb Co.	14,000	353,360
7.5%, 05/15/18	500 M	482,548	Coca-Cola Co.	4,455	281,423	Cigna Corp.	7,500	276,075
SLM Corp.			Colgate-Palmolive Co.	2,500	191,375	Covidien PLC	5,000	210,350
5.375%, 05/15/14	500 M	496,992
		3,810,779	CVS Caremark Corp.	15,000	465,000	Eli Lilly & Co.	6,500	218,790
			General Mills, Inc.	5,622	198,625	Forest Laboratories, Inc.*	8,500	271,065
						Gen-Probe, Inc.*	7,500	388,950

                        The accompanying notes are an integral part of the financial statements.

Sentinel Conservative Allocation Fund

		Space			Space			Space
		Value			Value			Value
	Shares	(Note 2)		Shares	(Note 2)		Shares	(Note 2)

Gilead Sciences, Inc.*	5,000	$ 182,500	Weyerhaeuser Co.	10,526	$ 175,679	Spain 0.2%
Johnson & Johnson	6,000	369,300			1,904,860	Telefonica SA ADR	4,000	$ 256,000
Medco Health Solutions, Inc.*	5,000	306,600	Telecommunication Services 1.1%			Switzerland 1.3%
Medtronic, Inc.	10,000	335,300	AT&T, Inc.	20,000	555,800	ABB Ltd. (b)	21,000	406,541
Merck & Co., Inc.	18,650	642,866	Rogers Communications, Inc.	10,000	354,200	Julius Baer Group Ltd. (b)	10,000	379,326
Mettler-Toledo Int'l., Inc.*	2,500	362,950	Verizon Communications, Inc.	14,000	448,140	Nestle SA (b)	8,000	434,636
Pfizer, Inc.	25,000	407,250			1,358,140	Roche Holding AG (b)	2,500	342,835
Zimmer Holdings, Inc.*	7,500	369,450	Utilities 0.8%					1,563,338
		6,129,156	DPL, Inc.	5,500	139,315	United Kingdom 1.1%
Industrials 4.5%			Entergy Corp.	5,000	356,200	BG Group PLC (b)	24,000	433,904
Babcock & Wilcox Co.*	5,000	121,450	Exelon Corp.	7,500	295,275	Standard Chartered PLC (b)	12,375	333,357
Boeing Co.	7,000	446,390	NextEra Energy, Inc.	3,411	172,665	Vodafone Group PLC ADR	10,000	250,600
Canadian National Railway Co.	5,000	319,750			963,455	WPP PLC (b)	30,000	332,459
			Total Domestic Common Stocks					1,350,320
Deere & Co.	6,500	485,550	(Cost $37,159,499)		42,623,533
						Total Foreign Stocks & ADR's
General Dynamics Corp.	5,000	330,450	Exchange Traded Funds 0.3%			(Cost $8,818,715)		10,384,576
General Electric Co.	25,000	395,750	Financials 0.3%			Limited Partnership Interests 0.2%
Honeywell Int'l., Inc.	10,000	497,100	SPDR KBW Regional Banking
			(Cost $399,654)*	18,900	425,628	Energy 0.2%
						Williams Partners LP
L-3 Communications Holdings, Inc.	5,000	351,650	Foreign Stocks & ADR's 8.4%			(Cost $100,832)*(c)	4,000	188,200
Northrop Grumman Corp.	10,000	616,800	Australia 0.7%			Total Investments 98.9%
Tyco Int'l. Ltd.	12,500	473,625				(Cost $114,521,263)†		121,894,115
			BHP Billiton Ltd. ADR	5,000	412,000
Union Pacific Corp.	4,000	360,440	Newcrest Mining Ltd. (b)	13,000	492,108	Other Assets in Excess of
United Technologies Corp.	7,500	564,525			904,108	Liabilities 1.1%		1,379,457
Waste Management, Inc.	17,500	599,375	Brazil 0.3%
		5,562,855				Net Assets 100.0%		$ 123,273,572
			Petroleo Brasileiro SA ADR	10,000	324,400
Information Technology 5.7%			China 0.3%
Accenture PLC	10,000	433,200				* Non-income producing.
			China Life Ins. Co. Ltd. (b)	80,000	342,060
Activision Blizzard, Inc.	17,500	205,450	France 1.1%			†	Cost for federal income tax purposes is $114,679,929. At
Altera Corp.	4,994	175,239				November 30, 2010 unrealized appreciation for federal
			Accor SA (b)	10,000	422,243	income tax purposes aggregated $7,214,186 of which
ANSYS, Inc.*	8,000	388,000	BNP Paribas (b)	5,000	295,748	$9,729,345 related to appreciated securities and $2,515,159
Check Point Software						related to depreciated securities.
Technologies Ltd.*	7,500	321,525	Groupe Danone (b)	7,000	409,587
			Total SA ADR	6,000	292,620	(a)	Security exempt from registration under Rule 144A of the
Cisco Systems, Inc.*	12,000	229,920				Securities Act of 1933, as amended. These securities may
EMC Corp.*	22,500	483,525			1,420,198	be resold in transactions exempt from registration, normally
			Germany 1.1%			to qualified institutional buyers. At November 30, 2010, the
Fiserv, Inc.*	4,600	254,380				market value of rule 144A securities amounted to
Harris Corp.	5,000	221,200	E.ON AG (b)	12,000	345,777	$3,761,382 or 3.05% of net assets.
			Fresenius SE (b)	7,500	645,308
Int'l. Business Machines Corp.	5,000	707,300				(b) Fair valued.
Juniper Networks, Inc.*	10,000	340,200	SAP AG ADR	7,000	328,510
					1,319,595	(c)	Return of capital paid during the fiscal period.
Microchip Technology, Inc.	8,500	285,685
						(d)	ING Groep NV is currently fixed at 5.775%. On December
Microsoft Corp.	17,000	428,570	Hong Kong 0.6%			8th, 2015, it converts to a variable rate that floats on the 8th of
			Li & Fung Ltd. (b)	120,000	747,464	March, June, September, and December. The Interest rate
NetApp, Inc.*	10,000	509,300				is based on the 3-month Libor rate plus 1.68%
Oracle Corp.	12,000	324,480	Israel 0.2%			.
			Teva Pharmaceutical
Seagate Technology PLC*	20,000	268,200	Industries Ltd. ADR	5,000	250,200	ADR	- American Depositary Receipt
Teradata Corp.*	10,000	410,900	Japan 0.7%			SPDR	- Standard & Poor's Depository Receipts
Texas Instruments, Inc.	25,000	795,000	Komatsu Ltd. (b)	19,000	525,085
Visa, Inc.	3,500	258,475	Uni-Charm Corp. (b)	10,003	390,117
		7,040,549			915,202

Materials 1.5%			Singapore 0.4%
EI Du Pont de Nemours & Co.	9,400	441,706	Singapore Technologies
Freeport-McMoRan Copper &			Engineering Ltd. (b)	200,000	493,533
Gold, Inc.	5,000	506,600	South Korea 0.4%
Packaging Corp. of America	12,500	320,625	Samsung Electronics Co. Ltd.
Praxair, Inc.	5,000	460,250	(b)	700	498,158

The accompanying notes are an integral part of the financial statements.

Sentinel Georgia Municipal Bond Fund

(Unaudited)

Megan L. Busby CFA, CFP
Vice President and
Senior Portfolio Manager
GLOBALT

Gregory E. Paulette CFA
Chief Investment Strategist
GLOBALT

Gary E. Fullman CFA
Chief Investment Officer
GLOBALT

The Sentinel Georgia Municipal Bond Fund Class I shares returned a positive 2.98% for the fiscal year ending November 30, 2010. The Barclays Capital 10 Year Municipal Bond Index1 produced a positive return of 5.51% for the same twelve month period while the Morningstar Single State Intermediate Municipal category2 returned a positive 3.49%.

The Fund’s fiscal year began with investors exhibiting greater confidence regarding their purchases into municipal bond funds. At the start of calendar 2009, municipal yields were historically very attractive relative to Treasuries but as the year progressed, and optimism improved, tax-exempt yields became more normalized. Investors were willing to buy long duration municipals and more of them, moving into 2010 with the hope that the recession was waning and that most municipalities would see growing revenue streams. By mid-year, there began to be rumblings from the Eurozone that some of its countries might be in financial trouble. Optimism was seasoned with the fear that Europe’s woes could be exported to the United States, threatening our recovery. Indeed, economic activity in the latter half of 2010 did begin to stall and fear once again caused previous buyers of municipal bonds to reduce their holdings and others to buy shorter dated municipals or to forego purchases altogether.

During the fiscal year, the Fund’s duration was lengthened slightly by adding longer duration revenue bonds to the portfolio. Care has been taken to avoid some of the less stable Georgia credits, notably, Atlanta GOs. Due to the long running debate over which states should benefit from water stored in Georgia’s reservoirs, many of the state’s water and sewer bonds have also been omitted from the portfolio.

There has been much press regarding the states’ abilities to meet their budgets. Because a state cannot operate at a deficit, many states have curtailed services and reduced labor costs. In February, 2009, the American Recovery and Reinvestment Act was signed into federal law. Much of the $ 787 billion associated with this relief flows down to the state level, to provide additional support for unemployment benefits, social welfare programs, education, health care, and infrastructure. The U. S. Census Bureau released information on the aid to the states, and in fiscal 2009, on a per capita basis, the state of Georgia received less than 45 of the 50 states. This act provided a larger than normal flow of funds to states. Federal transfers of funds to states did not begin with this act; they have been in existence for many years.

The Sentinel Georgia Municipal Bond Fund is an intermediate maturity bond fund. Quality and reduced volatility have always been the focus of the Fund. While our tactical strategy has been to selectively add revenue bonds to the holdings, which are dominated by general obligation bonds, the Fund’s holdings, on average, are rated AA by Standard & Poor’s and Aa2 by Moody’s.

As we look toward 2011, we anticipate several influences of importance on the Fund. It is our belief that current personal income tax rates will prevail into the new year, creating a gradual increase in economic activity. Flows into domestic equity funds should increase in 2011, and along with increased economic activity, put upward pressure on interest rates. The Sentinel Georgia Municipal Bond Fund, being an intermediate-term portfolio, historically has provided more protection from interest rate risk than a longer dated fund and as such, has been a good core holding for many investors.

We look forward to the new year and the management of the Fund for our shareholders.

1 The Barclays Capital 10 Year Municipal Bond Index is an unmanaged, market-weighted index based on municipal bonds which have an approximate maturity of ten years. An investment cannot be made directly in an index.

2 An average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Sentinel Georgia Municipal Bond Fund

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $1,000,000; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest.

Visit www.sentinelinvestments.com for the most current month-end performance information.

Note that Fund performance for Class I shares reflects all expenses and management fees. Performance shown for the index does not include fees or expenses. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The Fund is a successor to the Synovus Georgia Municipal Bond Fund, which was a successor to a similarly managed collective investment fund, which commenced operations in 1992. Performance for the Class I shares from October 12, 2001 to May 4, 2007 is based on the Synovus Georgia Municipal Bond Fund’s Institutional Class shares. Performance for Class I shares prior to October 12, 2001 is based on the performance of the collective investment fund, adjusted for higher expenses.

The total annual operating expense ratio for Sentinel Georgia Municipal Bond Fund Class I shares is 0.69% Expense ratio data for Class I shares is sourced from the prospectus dated March 30, 2010.

Fixed income securities are subject to credit and interest rate risks. Bond values will generally increase when interest rates fall and generally decrease when interest rates rise. Income may be subject to state and local taxes (in states other than Georgia) and to the alternative minimum tax. Capital gains, if any, will be subject to capital gains taxes.

The Fund is non-diversified and will hold fewer securities than a diversified portfolio. The Fund may be more affected by the performance of a particular holding, either positively or negatively, than a more broadly diversified fund.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The Barclays Capital 10 Year Municipal Bond Index is an unmanaged, market-weighted index based on municipal bonds which have an approximate maturity of ten years. An investment cannot be made directly in an index.

Sentinel Georgia Municipal Bond Fund

Fund Profile
at November 30, 2010
Top 10 Holdings*
		Maturity	Percent of			Maturity	Percent of
Description	Coupon	Date	Net Assets	Description	Coupon	Date	Net Assets
State of Georgia	6.25%	08/01/13	9.1%	State of Georgia	5.00%	12/01/19	4.7%
Georgia State Road & Tollway Auth.	5.00%	06/01/18	9.0%	County of Forsyth, GA	5.00%	03/01/22	4.7%
Gwinnett County School District	5.00%	02/01/24	6.9%	De Kalb County, GA	5.00%	12/01/15	4.6%
Columbia County, GA	5.00%	04/01/17	5.8%	Chatham County School District	5.25%	08/01/14	4.5%
Houston County Hospital Auth.	5.25%	10/01/16	4.8%	Municipal Electric Auth. of Georgia	5.25%	01/01/19	4.5%
				Total of Net Assets			58.6%

*"Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Investment in Securities
at November 30, 2010

Principal				Principal
Amount		Value		Amount	Value
(M=$1,000)		(Note 2)		(M=$1,000)	(Note 2)

Municipal Bonds 96.3%			State of Georgia
			5%, 12/01/19	1,000 M	$ 1,197,070
Georgia 96.3%			6.25%, 08/01/13	2,000 M	2,286,400
Chatham County School District			Total Municipal Bonds
5.25%, 08/01/14	1,000 M	$ 1,139,220	(Cost $23,157,767)		24,333,107
City of Columbus, GA
5%, 05/01/20	1,000 M	1,115,390			Value
Cobb County Hospital Auth.				Shares	(Note 2)
5.25%, 04/01/15	700 M	761,600	Institutional Funds 1.9%
Cobb County Kennestone Hospital Auth.			Blackrock Provident
5.25%, 04/01/20	500 M	542,150	Institutional Funds Municipal
5.25%, 04/01/21	500 M	537,745	Money Market Fund
Cobb-Marietta Coliseum & Exhibit Hall			(Cost $475,000)	475,000	475,000
5%, 01/01/15	1,000 M	1,102,650	Total Investments 98.2%
Columbia County, GA			(Cost $23,632,767)†		24,808,107
5%, 04/01/17	1,250 M	1,466,950	Other Assets in Excess of
Commerce School District			Liabilities 1.8%		443,266
5%, 08/01/21	250 M	277,405
County of Forsyth, GA			Net Assets 100.0%		$ 25,251,373
5%, 03/01/22	1,045 M	1,187,611
County of Gilmer, GA
5%, 04/01/20	1,000 M	1,085,620	† Cost for federal income tax purposes is $23,632,767. At
De Kalb County, GA			November 30, 2010 unrealized appreciation for federal
5%, 12/01/15	1,000 M	1,164,150	income tax purposes aggregated $1,175,340 of which
Georgia State Road & Tollway Auth.			$1,203,209 related to appreciated securities and $27,869
5%, 06/01/18	2,000 M	2,274,380	related to depreciated securities.
Gwinnett County School District
5%, 02/01/24	1,500 M	1,751,145
Houston County Hospital Auth.
5.25%, 10/01/16	1,100 M	1,221,440
Jackson County School District, GA
5%, 03/01/16	500 M	568,820
Jackson County Water & Sewer Auth.
5.25%, 09/01/20	500 M	527,265
Municipal Electric Auth. of Georgia
5.25%, 01/01/19	1,000 M	1,127,430
Newton County School District, GA
5%, 02/01/15	700 M	762,916
Paulding County School District, GA
5%, 02/01/21	1,000 M	1,125,240
Paulding County, GA
5%, 02/01/21	1,000 M	1,110,510

The accompanying notes are an integral part of the financial statements.

Sentinel Government Securities Fund

(Unaudited)

For the fiscal year ended November 30, 2010, the Sentinel Government Securities Fund returned 5.85%.* By comparison, the Barclays Capital U.S. Government1 and Mortgage Backed Securities2 Indices returned 4.83% and 4.46%, respectively. The Fund’s peer group, the Morningstar Intermediate Government category3 returned 5.12%.

The twelve month period ended November 30, 2010 was one of high volatility within the fixed-income markets. Over the period, the 10-year U.S. Treasury Note traded as high as 4.00% and as low as 2.39% with an average monthly swing of 24 basis points according to Bloomberg. The yield on the U.S. Treasury 10-year Note closed at 2.80% on November 30, 2010 after starting the period at 3.20%, a decline of 40 basis points.

The U.S. economy remained in a fragile state as the effects of previous initiatives to stimulate it wore off. Persistently high unemployment and underemployment, historically low levels of housing activity, and constrained consumer spending left the Federal Reserve fearful of a deflationary environment. In fact, the Federal Reserve acknowledged deteriorating economic conditions over the summer and induced another round of quantitative easing (QE2) after completing its first phase (QE1) in March. The Fed also stated that inflation is below the level necessary to promote its mandate of maxi employment and price stability. Inflation remained subdued with the year-over-year Consumer Price Index posting a 1.2% rate on the latest reading.

The mortgage-backed securities (MBS) purchased by the Fed in QE1 were mainly originated in 2009-2010 and are highly vulnerable to refinancing. Given the tight credit conditions in 2009, those lucky enough to obtain a mortgage during the period were the most pristine borrowers and will be quick to pull the trigger to refinance at lower mortgage rates. Estimates on the drop in the Fed’s MBS holdings range from $300-500 billion per annum. Finally, the Fed said that it will not let its balance sheet shrink and will reinvest any principal payments into U.S. Treasury securities. The magnitude of this program is huge and will likely absorb all net new issuance of

U.S. Treasury se .

Over the twelve month period, the effective duration of the Sentinel Government Securities Fund ranged from 1.75 to 6.00 years, closing the fiscal year at 3.07 years. Total net assets were $804 million as of November 30, 2010. The Fund strategically traded between U.S. Treasury securities and U.S. Agency MBS in order to exploit relative value opportunities. Within the Agency MBS sector, the Fund traded between pass-thr pools and collateralized mortgage obligations (CMOs). The Fund’s strong relative performance over the fiscal year was a result of active duration management, sec rotation, and security selection with the MBS sector.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

1 The Barclays Capital U.S. Government Bond Index is an unmanaged index comprising U.S. government and government agency securities with maturities of one year or longer. An investment cannot be made directly in an index.

2 The Barclays Capital U.S. Mortgage Backed Securities (MBS) Index is an unmanaged index of agency mortgage-backed pass-through securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC). An investment cannot be made directly in an index.

3 An average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Sentinel Government Securities Fund

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000, or $1,000,000 in the case of Class I shares; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares and Class C shares)

November 30, 2000 – November 30, 2010

$20,000
$15,000
$10,000
$5,000
11/30/00
11/30/02
11/30/04
11/30/06
11/30/08
11/30/10
Class A shares
$17,826
Class C shares
$16,502
Barclays Capital U.S. Government Bond Index
$17,574
Barclays Capital U.S. Mortgage Backed Securities Index
$18,105

Growth of a $1,000,000 Investment (Class I shares)

November 30, 2000 – November 30, 2010

$2,000,000
$1,500,000
$1,000,000
$500,000
11/30/00
11/30/02
11/30/04
11/30/06
11/30/08
11/30/10
Class I shares
$1,843,770
Barclays Capital U.S. Government Bond Index
$1,757,389
Barclays Capital U.S. Mortgage Backed Securities Index
$1,810,472

Average Annual Total Returns (as of November 30, 2010)

	Class A shares		Class C shares		Class I shares
	Without Sales Charge	With Max Sales Charge	Without Sales Charge	With Max Sales Charge	Without Sales Charge
1 year	5.85%	3.44%	5.08%	4.08%	6.12%
3 years	7.33	6.52	6.47	6.47	7.66
5 years	6.75	6.28	5.64	5.64	6.98
10 years	6.20	5.95	5.14	5.14	6.31

Class	Symbol
A	SEGSX
C	SCGGX
I	SIBWX

Inception Date of the Fund – 9/2/86

Note that Fund performance for Class A shares in the above graph reflects the maximum 2.25% sales charge, effective August 2, 2010, and includes expenses and management fees, while index performances do not; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no sales charge. Fund performance for Class C shares in the above graph reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the indices in the above graph does not include a CDSC, fees or expenses; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no CDSC.

Note that Fund performance for Class I shares reflects all expenses and management fees. Performance shown for the indices does not include fees or expenses. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus. Performance of the Class I shares prior to their inception on May 4, 2007 is based on the performance of the Fund’s Class A shares, adjusted to reflect that Class I shares are offered without a sales charge.

Performance for Class C shares prior to their inception on June 1, 2006 is based on the performance of the Class A shares, adjusted to reflect higher expenses of the Class C shares.

The following are total annual operating expense ratios for Sentinel Government Securities Fund Class A, C & I shares: A - 0.91%, C - 1.71%, I - 0.63%. Expense ratio data for Class A, C & I shares is sourced from the prospectus dated March 30, 2010.

Fixed income securities are subject to credit and interest rate risks. Bond values will generally increase when interest rates fall and generally decrease when interest rates rise. A fund’s investments in mortgage backed securities are subject to prepayment risks. These risks may result in greater share price volatility.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The Barclays Capital U.S. Government Bond Index is an unmanaged index comprising U.S. government and government agency securities with maturities of one year or longer. An investment cannot be made directly in an index.

The Barclays Capital U.S. Mortgage Backed Securities (MBS) Index is an unmanaged index of agency mortgage-backed pass-through securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC). An investment cannot be made directly in an index.

Sentinel Government Securities Fund

Fund Profile
at November 30, 2010
Average Effective Duration
			Percent of				Percent of
Duration		Fixed Income Holdings		Duration		Fixed Income Holdings
Less than 1 yr.			32.2%	4 yrs. to 5.99 yrs.			21.6%
1 yr. to 2.99 yrs.			15.5%	6 yrs. to 7.99 yrs.			13.3%
3 yrs. to 3.99 yrs.			12.2%	8 yrs. and over			5.1%
Average Effective Duration (for all Fixed Income Holdings) 3.0 years**
Top 10 Holdings*
		Maturity	Percent of			Maturity	Percent of
Description	Coupon	Date	Net Assets	Description	Coupon	Date	Net Assets
FNMA 928260	4.00%	03/01/36	13.7%	FHR 2751 ZA	5.00%	02/15/34	3.8%
FHR 2960 QW	5.50%	09/15/33	5.8%	FHR 2921 NE	5.00%	09/15/33	3.7%
FHR 34 CI 0	5.00%	01/15/34	5.4%	FNR 08-81 LP	5.50%	09/25/38	3.7%
FNR 09-71 XB	5.00%	03/25/38	5.3%	FNMA 735703	5.00%	04/01/29	3.7%
FHR 2975 PK	5.50%	09/15/33	5.3%	U.S. Treasury Notes	2.625%	11/15/20	3.7%
				Total of Net Assets			54.1%

*"Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.
**The average effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund's price due to changes in interest rates.

Investment in Securities
at November 30, 2010

	Principal			Principal			Principal
	Amount	Value		Amount	Value		Amount	Value
	(M=$1,000)	(Note 2)		(M=$1,000)	(Note 2)		(M=$1,000)	(Note 2)
U.S. Government Obligations 103.1%			FHR 3022 HU			FNR 05-107 EG
U.S. Government Agency			5%, 08/15/35	10,340 M	$ 11,346,649	4.5%, 01/25/26	10,000 M	$ 10,818,772
Obligations 99.4%			FHR 3145 AJ			FNR 05-97 HC
Federal Home Loan Bank 3.6%			5.5%, 04/15/36	15,000 M	16,787,181	5%, 02/25/32	20,149 M	21,967,447
			FHR 3186 PE			FNR 03-32 BZ
Agency Discount Notes:			5.5%, 07/15/36	18,365 M	20,612,125	6%, 11/25/32	1,592 M	1,800,649
0.07%, 12/01/10	19,000 M	$19,000,000
0.05%, 12/03/10	10,000 M	9,999,972	FHR 3570 PE			FNR 10-47 ME
Total Federal Home Loan Bank		28,999,972	5%, 08/15/39	20,234 M	22,586,747	5%, 07/25/34	10,000 M	11,046,688
			FHR 3641 PB			FNR 06-29 PC
Federal Home Loan Mortgage			5%, 03/15/40	12,511 M	13,961,210	5.5%, 07/25/35	21,390 M	23,842,862
Corporation 43.9%
					349,401,216	FNR 09-71 XB
Collateralized Mortgage Obligations:			Mortgage-Backed Securities:			5%, 03/25/38	38,503 M	42,488,180
FHR 2738 QE			30-Year:			FNR 08-81 LP
5%, 07/15/32	16,832 M	18,273,258				5.5%, 09/25/38	26,611 M	29,695,538
			FHLMC 170141
FHR 2541 DM			11%, 09/01/15	307	337	FNR 10-56 BD
5.5%, 12/15/32	24,000 M	26,580,581				5%, 12/25/38	20,000 M	22,079,052
			FHLMC 170147
FHR 2893 PD			11%, 11/01/15	808	928	FNR 10-67 LN
5%, 02/15/33	10,496 M	11,459,891				5%, 06/25/40	16,882 M	18,510,659
			FHLMC 360017
FHR 2931 JE			11%, 11/01/17	498	583	FNR 10-76 PL
5%, 03/15/33	6,000 M	6,563,051				5%, 07/25/40	20,000 M	21,938,218
			FGLMC G01851
FHR 2890 PD								231,341,345
5%, 03/15/33	7,934 M	8,650,923	4.5%, 10/01/34	2,990 M	3,124,527
FHR 2921 NE			FHLMC A64971			Mortgage-Backed Securities:
5%, 09/15/33	27,261 M	29,755,560	5.5%, 08/01/37	62 M	66,716	15-Year:
					3,193,091	FNMA 346879
FHR 2975 PK			Total Federal Home Loan			7%, 05/01/11	2 M	1,918
5.5%, 09/15/33	38,889 M	42,377,553	Mortgage Corporation		352,594,307
						FNMA 985714
FHR 2960 QW			Federal National Mortgage			5%, 06/01/23	6,935 M	7,440,722
5.5%, 09/15/33	42,335 M	46,215,266	Association 51.8%					7,442,640
FHR 34 CI 0			Collateralized Mortgage Obligations:
5%, 01/15/34	40,000 M	43,643,660				20-Year:
			FNR 05-33 NB
FHR 2751 ZA			5%, 04/25/25	13,166 M	14,407,168	FNMA 252206
5%, 02/15/34	27,722 M	30,587,561				6%, 01/01/19	22 M	24,344
			FNR 07-47 PW			FNMA 573745
			5%, 10/25/25	11,530 M	12,746,112	6.5%, 08/01/20	88 M	97,473

The accompanying notes are an integral part of the financial statements.

Sentinel Government Securities Fund

	Principal		Principal
	Amount	Value	Amount	Value
	(M=$1,000)	(Note 2)	(M=$1,000)	(Note 2)
FNMA 758564			Total Investments 103.1%
6%, 09/01/24	498 M	$ 547,291	(Cost $823,262,591)†	$ 828,662,626
		669,108
			Excess of Liabilities Over
25-Year:			Other Assets (3.1)%	(24,630,380)
FNMA 251808
10%, 04/01/18	16 M	16,085	Net Assets 100.0%	$ 804,032,246
FNMA 735703
5%, 04/01/29	27,666 M	29,639,555
		29,655,640	† Cost for federal income tax purposes is $824,273,908. At
			November 30, 2010 unrealized appreciation for federal
30-Year:			income tax purposes aggregated $4,388,718 of which
FNMA 426830			$5,863,315 related to appreciated securities and $1,474,597
8%, 11/01/24	25 M	29,611	related to depreciated securities.
FNMA 738887
5.5%, 10/01/33	466 M	504,660
FNMA 748895
6%, 12/01/33	352 M	387,449
FNMA 745147
4.5%, 12/01/35	4,975 M	5,204,529
FNMA 928260
4%, 03/01/36	107,320 M	109,997,838
FNMA 881279
5%, 11/01/36	2,692 M	2,887,555
FNMA 931292
5.5%, 06/01/39	10,477 M	11,401,613
FNMA 931533
4.5%, 07/01/39	8,585 M	9,035,881
FNMA 931535
5.5%, 07/01/39	7,603 M	8,274,630
		147,723,766
Total Federal National
Mortgage Association		416,832,499
Government National Mortgage
Corporation 0.1%
Mortgage-Backed Securities:
15-Year:
GNMA II 3197
7%, 02/20/17	20 M	21,758
20-Year:
GNMA 623177
6.5%, 08/15/23	182 M	206,226
25-Year:
GNMA 608728
6.5%, 11/15/25	186 M	213,271
30-Year:
GNMA 506805
6.5%, 06/15/29	201 M	230,523
Total Government National Mortgage
Corporation		671,778
Total U.S. Government
Agency Obligations		799,098,556
U.S. Treasury Obligations 3.7%
2.625%, 11/15/20	30,000 M	29,564,070
Total U.S. Treasury
Obligations		29,564,070
Total U.S. Government
Obligations
(Cost $823,262,591)		828,662,626

The accompanying notes are an integral part of the financial statements.

Sentinel Growth Leaders Fund

(Unaudited)

During the fiscal year ending November 30, 2010, the equity markets focused largely on macroeconomic factors and were highly volatile. During the first part of the fiscal year, the equity markets started positively, given prospects for continued economic growth, improving profitability and low interest rates. The markets reversed in May over concerns about the sovereign debt crisis in Europe, potential slowdown in China, oil spill in the Gulf of Mexico, persistent 10% U.S. unemployment, anemic housing recovery and uncertainty over higher taxes.

In July, the equity markets reversed course again given broadening economic growth, continued corporate productivity gains, less concern over sovereign debt and slowdown in China and historically low interest rates. The equity markets ended the November fiscal year at annual highs.

The Sentinel Growth Leaders Fund appreciated 7.36%* for the fiscal year ending November 30, 2010 compared to gains of 14.04% for the Russell 1000 Growth Index1 and 9.94% for the Standard & Poor’s 500 Index.2

Sectors that contributed the most in the fiscal year to the portfolio’s performance were Consumer Discretionary, Materials, Energy and Industrials. Stocks that contributed the greatest gains were Yum! Brands, Emerson Electric, Peabody Energy, McDonald’s, Freeport-McMoran Copper & Gold, Schlumberger and the SPDR Gold Trust. Sectors in the portfolio that declined in the fiscal year were Health Care and Financials. Underperforming stocks in the portfolio included Cisco, BlackRock, Microsoft, Roche and J.P. Morgan Chase.

The Consumer Discretionary sector in the portfolio contributed to performance in the first half. Stocks that contributed the greatest gains were Home Depot, Yum! Brands, Emerson Electric, Intel and ANSYS. Sectors in the portfolio that declined the most in the first half were Materials, Energy and Health Care. Underperforming stocks in the portfolio included BlackRock, BHP Billiton, Freeport McMoran Copper & Gold and Microsoft.

All sectors contributed to performance in the second half of the fiscal year with Materials, Energy, Consumer Discretionary and Industrials being the strongest. Stocks that contributed the greatest gains were Peabody Energy, Freeport McMoran Copper & Gold, Schlumberger, Yum! Brands, McDonald’s and BHP Billiton. Underperforming stocks included Cisco, Home Depot and J.P. Morgan Chase.

We continue to focus on U.S.-based companies participating in global growth, especially growth in emerging markets; technology companies where new products and upgrade cycles in computers and communications are underway both domestically and internationally; and companies with growing earnings and dividends and potential for increased dividend payouts.

We look for global growth in 2011 of 3.5-4.0%, with emerging markets growing some 6% and developed markets about 2.5%. In the United States, the continuation of the same individual tax rates that we have had for the past several years and the 13-month reduction in the individual Social Security tax has raised our outlook somewhat for U.S. economic growth and job creation in 2011. At the same time, China and India are expected to grow some 8–9%. The demand for infrastructure,

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

1 The Russell 1000 Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An investment cannot be made directly in an index.

2 The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation. An investment cannot be made directly in an index.

Sentinel Growth Leaders Fund

such as for power plants, transmission lines and highways, in emerging markets is spurring dramatic demand for energy and basic materials such as copper and iron ore. Rising living standards are increasing the demand for housing, automobiles, higher protein diets and brand name discretionary and luxury goods.

The demand for cars in emerging markets is especially impressive. For example, China’s domestic passenger vehicle sales may hit 17 million units this year, equaling the peak annual level in the United States, and that number could reach 40 million by 2020. The increased number of vehicles will put significant pressure on global oil supply and the pricing thereof even if the developed world of the United States, Europe and Japan holds their use of oil flat. China became the largest global consumer of energy in 2009.

Many U.S. companies in which we are invested now derive more than 50% of their sales internationally and more than 20% of sales from emerging markets. Besides more robust growth in less developed markets, tax rates can be substantially lower than the 35% U.S. corporate tax rate. Capital generally flows to investment opportunities with the highest risk-adjusted returns.

In addition to above-average growth in emerging markets, technology innovation is advancing briskly and producing new products and services, e.g., smart phones, electronic tablets, and cloud computing. As of the end of November, the Information Technology sector accounted for 24.8% of the Growth Leaders Fund’s portfolio.

Valuations are attractive historically and dividend returns compare favorably to low interest rate yields. Dividends have the potential to expand on rising earnings. We also believe that many companies can increase their dividend payouts, thereby potentially enhancing future returns.

We continue to focus on companies with diversified product lines and geographic exposure, financial strength and access to the capital markets. The Growth Leaders Fund is a non-diversified portfolio of 20-30 stocks and the price movements of a single stock may have a greater positive or negative effect on overall performance compared to a more diversified fund such as the Capital Growth Fund.

Sentinel Growth Leaders Fund

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000, or $1,000,000 in the case of Class I shares; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares and Class C shares)

November 30, 2000 – November 30, 2010

$20,000
$15,000
$10,000
$5,000
11/30/00
11/30/02
11/30/04
11/30/06
11/30/08
11/30/10

Class A shares $10,271

Class C shares $9,482

Russell 1000 Growth Index $9,194

Standard & Poor's 500 Index $10,839

Growth of a $1,000,000 Investment (Class I shares)

November 30, 2000 – November 30, 2010

$1,500,000
$1,250,000
$1,000,000
$750,000
$500,000
11/30/00
11/30/02
11/30/04
11/30/06
11/30/08
11/30/10

Class I shares $1,053,582

Russell 1000 Growth Index $919,389

Standard & Poor's 500 Index $1,083,912

Average Annual Total Returns (as of November 30, 2010)

	Class A shares		Class C shares		Class I shares
	Without Sales Charge	With Max Sales Charge	Without Sales Charge	With Max Sales Charge	Without Sales Charge
1 year	7.36%	2.03%	5.95%	4.95%	7.49%
3 years	-3.73	-5.36	-5.00	-5.00	-4.58
5 years	3.21	2.16	1.64	1.64	2.67
10 years	0.79	0.27	-0.53	-0.53	0.52

Class	Symbol
A	BRFOX
C	SGLFX
I	SIGLX

Inception Date of the Fund - 10/31/99

Note that Fund performance for Class A shares in the above graph reflects the maximum 5% sales charge and includes expenses and management fees, while index performances do not; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no sales charge. Fund performance for Class C shares in the above graph reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the indices in the above graph does not include a CDSC, fees or expenses; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no CDSC.

Note that Fund performance for Class I shares reflects all expenses and management fees. Performance shown for the indices does not include fees or expenses. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The Growth Leaders Fund, which began operations on March 17, 2006, is the successor to the Bramwell Focus Fund, a series of The Bramwell Funds, Inc., which began operations on October 31, 1999. Performance for the Fund’s Class A shares prior to March 17, 2006 is based on the performance of its predecessor, restated to reflect the maximum front-end sales charge of Class A shares. Performance prior to March 17, 2006 does not reflect the higher Rule 12b-1 fees for Class A shares in effect on and after March 17, 2006. If it did returns would be lower. Performance for the Fund’s Class C shares prior to their inception on March 17, 2006 is based on its predecessor restated to reflect the back-end sales charges and estimated higher ongoing expenses of Class C shares. Performance of the Fund’s Class I shares prior to March 17, 2006 is based on its predecessor and from March 17, 2006 to their inception on August 27, 2007 on the performance of the Fund’s Class A shares, adjusted to reflect that Class I shares are offered without a sales charge.

The following are total annual operating expense ratios for Sentinel Growth Leaders Fund Class A, C & I shares: A - 1.67%, C - 2.92%, I - 1.58%. Expense ratio data for Class A, C & I shares is sourced from the prospectus dated March 30, 2010.

The Fund is non-diversified and will hold fewer securities than a diversified portfolio. The Fund may be more affected by the performance of a particular stock, either positively or negatively, than a more broadly diversified fund. Large company stocks as a group could fall out of favor with the market and underperform investments that focus on small and mid-sized company stocks.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The Russell 1000 Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An investment cannot be made directly in an index.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation. An investment cannot be made directly in an index.

Sentinel Growth Leaders Fund

Fund Profile
at November 30, 2010
Top Sectors
Sector	Percent of Net Assets	Sector	Percent of Net Assets
Information Technology	24.8%	Industrials	11.2%
Materials	18.4%	Financials	9.6%
Energy	13.9%	Consumer Staples	6.3%
Consumer Discretionary	12.0%	Health Care	2.1%

Top 10 Holdings*
Description	Percent of Net Assets	Description	Percent of Net Assets
McDonald's Corp.	5.1%	Int'l. Business Machines Corp.	4.2%
Yum! Brands, Inc.	4.8%	Schlumberger Ltd.	4.2%
Emerson Electric Co.	4.5%	Freeport-McMoRan Copper & Gold, Inc.	4.1%
SPDR Gold Trust	4.5%	Peabody Energy Corp.	4.1%
Praxair, Inc.	4.3%	Norfolk Southern Corp.	3.8%
		Total of Net Assets	43.6%

*"Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Investment in Securities
at November 30, 2010

								Principal
		Value			Value			Amount	Value
	Shares	(Note 2)		Shares	(Note 2)			(M=$1,000)	(Note 2)

Domestic Common Stocks 88.3%			Microsoft Corp.	10,000	$ 252,100	Total Investments 99.9%
						(Cost $28,858,731)†			$ 36,590,868
Consumer Discretionary 12.0%			Visa, Inc.	18,000	1,329,300
					9,082,660
Dollar Tree, Inc.*	14,000	$ 769,300				Other Assets in Excess of
McDonald's Corp.	24,000	1,879,200	Materials 10.5%			Liabilities 0.1%			48,990
Yum! Brands, Inc.	35,000	1,752,800	Cliffs Natural Resources, Inc.	11,000	751,740
		4,401,300	Freeport-McMoRan Copper &			Net Assets 100.0%			$ 36,639,858
Consumer Staples 6.3%			Gold, Inc.	15,000	1,519,800
JM Smucker Co.	15,000	948,750	Praxair, Inc.	17,000	1,564,850
					3,836,390	*	Non-income producing
PepsiCo, Inc.	21,000	1,357,230	Total Domestic Common Stocks
		2,305,980	(Cost $25,948,438)		32,338,862	†	Cost for federal income tax purposes is $29,075,606. At
							November 30, 2010 unrealized appreciation for federal
Energy 13.9%			Exchange Traded Funds 4.5%				income tax purposes aggregated $7,515,262 of which
Occidental Petroleum Corp.	10,000	881,700	Materials 4.5%				$7,697,551 related to appreciated securities and $182,289
							related to depreciated securities.
Peabody Energy Corp.	25,200	1,482,012	SPDR Gold Trust*
Schlumberger Ltd.	20,000	1,546,800	(Cost $899,714)	12,000	1,625,040	ADR	-	American Depositary Receipt
						SPDR	-	Standard & Poor's Depository Receipts
Suncor Energy, Inc.	35,000	1,176,350	Foreign Stocks & ADR's 5.5%
		5,086,862	Australia 3.4%
Financials 9.6%			BHP Billiton Ltd. ADR	15,000	1,236,000
BlackRock, Inc.	8,000	1,304,000	Switzerland 2.1%
JPMorgan Chase & Co.	25,000	934,500	Roche Holding AG ADR	23,000	790,970
Royal Bank of Canada	24,000	1,286,160	Total Foreign Stocks & ADR's
		3,524,660	(Cost $1,410,583)		2,026,970

Industrials 11.2%				Principal
BE Aerospace, Inc.*	30,000	1,065,000		Amount	Value
				(M=$1,000)	(Note 2)
Emerson Electric Co.	30,000	1,652,100
Norfolk Southern Corp.	23,000	1,383,910	Corporate Short-Term Notes 1.6%
		4,101,010	Nestle Capital Corp.
			0.11%, 12/03/10
Information Technology 24.8%			(Cost $599,996)	600 M	599,996
ANSYS, Inc.*	20,000	970,000
Apple, Inc.*	4,000	1,244,600
Cisco Systems, Inc.*	55,000	1,053,800
Intel Corp.	65,000	1,372,800
Int'l. Business Machines Corp.	11,000	1,556,060
Linear Technology Corp.	40,000	1,304,000

The accompanying notes are an integral part of the financial statements.

Sentinel International Equity Fund

(Unaudited)

For the fiscal year ended November 30, 2010, the Sentinel International Equity Fund returned 7.35%*, significantly outpacing the 1.11% total return of the MSCI EAFE Index1. The Fund’s return exceeded the Morningstar Foreign Large Blend category’s2 increase of 3.95%. In comparison, the Standard & Poor’s 500 Index3 returned 9.94%, for the same period.

For the first time in many years, stock markets around the world experienced significantly divergent returns, reflecting the uneven pace of economic growth and recovery across countries, and even within particular regions. At the end of the fiscal year, the benchmark MSCI EAFE Index was little more than flat. However, the modest return masked significant volatility among stocks, bonds, commodities and currencies throughout the world. Importantly, the global economy continued to expand, on balance, with the emerging economies, led by China, accounting for an estimated 60% of the growth. As expected, the major western economies, as well as Japan, avoided the “double-dip” scenario with central banks working to combat recessionary forces with easy monetary policies. Nevertheless, growth remained below long-term trend levels marked by high unemployment, tight credit conditions and sovereign debt concerns.

The euro currency bloc, in particular, suffered the most serious crisis in its brief 12-year history. Debt-laden Greece required a bail-out from the European Central Bank, only to be followed by Ireland with its insolvent banking system. And the “contagion” may not stop with those two countries, with investors eyeing similar situations in Portugal and Spain, as well as Italy and even Belgium. The negative effect on the region, including the loss of confidence in the euro as a reserve currency, was a reminder that many economies remain fragile even two years past the credit collapse of September 2008, and that costs to governments, taxpayers and economic growth remain considerable. Moreover, the crisis exposed the fundamental economic challenge of European currency union, where monetary policy is coordinated but fiscal policies are not, and the growing divide between the highly competitive northern European countries and their more profligate southern neighbors.

Thus, after more than a decade of convergence where cross sector analysis became the basis of European equity investments, the increased economic divergence meant that country selection was, once again, a decisive factor in regional returns. The performance of Europe’s stock markets clearly reflected the differences, with Germany and the Nordic markets enjoying double-digit returns, in local currencies, while the southern markets fell 15-20%. In addition, the Euro currency declined about 6.5% in value relative to the US dollar, causing the European region to be the worst performer over the twelve month period. The Fund’s overweight stance in core markets like Germany and Switzerland, coupled with little exposure to most of the troubled markets, was a major factor in its outperformance over the MSCI EAFE benchmark in the period.

Markets in the Asia Pacific region were also mixed but for different reasons. Japan’s stock market was again a laggard plagued by anemic domestic demand and surprisingly stubborn currency strength affecting its export sector. Nevertheless, the Fund’s emphasis on major exporters that continued to benefit from trade with the fastest growing parts of the world, resulted in strong returns from its Japanese holdings.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

1 The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Fund uses the net version of the Index, which reflects reinvested dividends which have been subject to the maximum non-U.S. tax rate applicable. An investment cannot be made directly in an index.

2 An average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

3 The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation. An investment cannot be made directly in an index.

Sentinel International Equity Fund

A major economic milestone in 2010 was when China passed Japan in the second quarter to officially become the world’s second-largest economy behind the United States, a position Japan held for more than four decades. Yet despite its enviable economic track record, China’s equities also underperformed as the threat of policy tightening intensified in order to dampen increasing inflation expectations. The Fund’s allocation to Chinese stocks was held relatively steady in the year, with the emphasis on China’s growing domestic consumption trend. While we believed a correction was possible, particularly following the strong returns experienced in 2009, we felt the long-term growth potential of the country and its increasing importance in the global economic picture argued for additional allocations to the country’s equities over the long term and against trying to trade shorter-term corrections. Some of the China-centric markets such as Australia and Brazil were also relative underperformers in the period despite the surge in commodity prices, although currency strength helped offset lackluster equity returns. However, emerging markets as a group significantly outperformed developed markets and the U.S. for another year with particular strength seen in markets like Turkey, Mexico and Indonesia. The Fund was a beneficiary of the trend with investments in India and Malaysia, in particular.

From a sector allocation viewpoint, the Fund also did well. Emphasis on top performing sectors such as Consumer Discretionary, Industrials and Materials were driven by our favorable outlook on robust growth for China and other major emerging markets. In contrast, we remained under-exposed to Financials, the worst-performing sector. Only the Telecommunications sector had a negative impact on relative performance. Disappointment with stock selection in the Technology sector was off-set by overall strength in the sector’s returns.

There is little doubt that the structural trend of global economic rebalancing accelerated in the wake of the 2008 financial crisis. This rebalancing will continue to provide both opportunities and risks. On the negative side, the uneven global recovery dominated by below-trend growth primarily in the major developed markets of the U.S., Europe and Japan, increases trade tensions and talk of currency wars. The politically charged rhetoric, especially between the U.S. and China, could have a detrimental impact on the global economy if converted into real protectionist legislation. At the minimum, competitive devaluation of currencies has an unsettling effect on markets and injects the fear of inflationary spirals on investors’ forecasts.

On the positive side, global rebalancing continues to present enormous opportunities for both multi-national companies and investors, alike, with patience and a longer-term view. The domestic demand growth potential of countries like China, Brazil and India, to name a few, remains incredible as bigger portions of their populations reach developed market levels of income. Spending on infrastructure remains a priority, for without improved transportation, communication and power networks, national expansion goals can not be realized. And as the countries develop, the investment universe broadens from large state-owned enterprises to more flexible, profitable and shareholder friendly competitors across a variety of industries. All this potential sits against a backdrop of low global interest rates, reasonable valuations and improved corporate balance sheets, especially among large capitalization companies based in major markets.

40

Sentinel International Equity Fund

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000, or $1,000,000 in the case of Class I shares; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Note that Fund performance for Class A shares in the above graph reflects the maximum 5% sales charge and includes expenses and management fees, while index performance does not; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no sales charge. Fund performance for Class C shares in the above graph reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the index in the above graph does not include a CDSC, fees or expenses; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no CDSC.

Note that Fund performance for Class I shares reflects all expenses and management fees. Performance shown for the index does not include fees or expenses. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus. Performance of the Class I shares prior to their inception on August 27, 2007 is based on the performance of the Fund’s Class A shares, adjusted to reflect that Class I shares are offered without a sales charge.

The following are total annual operating expense ratios for Sentinel International Equity Fund Class A, C & I shares: A - 1.60%, C - 3.10%, I - 1.34%. Expense ratio data for Class A, C & I shares is sourced from the prospectus dated March 30, 2010.

Certain Sentinel Funds have adopted a redemption fee. For the International Equity Fund, a fee of 2% will be assessed on the redemption of shares held for 30 calendar days or less.

International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting domestic markets and may experience wider price fluctuations.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Fund uses the net version of the Index, which reflects reinvested dividends which have been subject to the maximum non-U.S. tax rate applicable. An investment cannot be made directly in an index.

Sentinel International Equity Fund

Fund Profile
at November 30, 2010
Top Sectors
Sector	Percent of Net Assets	Sector	Percent of Net Assets
Financials	15.4%	Information Technology	10.5%
Industrials	14.6%	Health Care	8.8%
Consumer Staples	12.7%	Energy	7.0%
Consumer Discretionary	12.5%	Telecommunication Services	2.7%
Materials	11.7%	Utilities	2.4%

Top Geographical Weightings
Country	Percent of Net Assets	Country	Percent of Net Assets
United Kingdom	14.4%	China	6.1%
Japan	13.6%	Hong Kong	5.5%
Switzerland	9.7%	Australia	4.3%
Germany	9.6%	Spain	3.4%
France	8.8%	Singapore	3.3%
Top 10 Holdings*
Description	Percent of Net Assets	Description	Percent of Net Assets
Li & Fung Ltd.	2.7%	WPP PLC	2.3%
Fresenius SE	2.6%	Standard Chartered PLC	2.2%
Nestle SA	2.6%	Singapore Technologies Engineering Ltd.	2.2%
Komatsu Ltd.	2.5%	BHP Billiton Ltd.	1.9%
Newcrest Mining Ltd.	2.4%	BG Group PLC	1.9%
		Total of Net Assets	23.3%

*"Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Investment in Securities
at November 30, 2010

		Space			Space			Space
		Value			Value			Value
	Shares	(Note 2)		Shares	(Note 2)		Shares	(Note 2)

Domestic Common Stocks 1.9%			Tencent Holdings Ltd. (a)	70,000	$ 1,550,385	Hong Kong 5.5%
Energy 1.0%			Want Want China Holdings			Cheung Kong Hldgs. Ltd. (a)	200,000	$ 2,946,042
			Ltd. (a)	2,000,000	1,719,033
EnCana Corp.	60,000	$ 1,662,000				Li & Fung Ltd. (a)	700,000	4,360,208
					9,996,984
Materials 0.9%			Denmark 1.2%			Shanghai Industrial Holdings Ltd. (a)	400,000	1,681,850
Potash Corp. of Saskatchewan, Inc.	10,000	1,437,500	Novo Nordisk A/S ADR	20,000	1,988,400			8,988,100
Total Domestic Common Stocks			Finland 1.4%			India 1.7%
(Cost $2,954,443)		3,099,500	Fortum Oyj (a)	85,000	2,242,330	ICICI Bank Ltd. ADR	55,000	2,752,200
Exchange Traded Funds 1.6%			France 8.8%			Israel 2.6%
Materials 1.6%			Accor SA (a)	60,000	2,533,455	NICE Systems Ltd. ADR*	75,000	2,298,000
SPDR Gold Trust*			Air Liquide (a)	17,066	1,995,514	Teva Pharmaceutical
(Cost $2,367,077)	20,000	2,708,400				Industries Ltd. ADR	40,000	2,001,600
			AXA SA (a)	86,666	1,241,095			4,299,600
Foreign Stocks & ADR's 94.8%			BNP Paribas (a)	30,500	1,804,064
Australia 4.3%			Bouygues SA (a)	48,000	1,913,981	Italy 1.6%
BHP Billiton Ltd. (a)	75,000	3,083,473	Groupe Danone (a)	47,100	2,755,936	Saipem SpA (a)	63,815	2,657,095
Newcrest Mining Ltd. (a)	105,000	3,974,720				Japan 13.6%
			Total SA ADR	45,000	2,194,650
		7,058,193			14,438,695	Canon, Inc. (a)	50,000	2,352,515
Brazil 2.7%						Komatsu Ltd. (a)	145,000	4,007,229
Petroleo Brasileiro SA ADR	60,000	1,946,400	Germany 9.6%			Mitsubishi Corp. (a)	112,000	2,827,539
			Allianz SE ADR	147,000	1,619,205
Vale SA ADR	80,000	2,534,400				Nidec Corp. (a)	30,000	2,993,895
		4,480,800	Bayer AG (a)	20,000	1,452,222
			E.ON AG (a)	55,000	1,584,811	Nintendo Co. Ltd. (a)	4,700	1,274,310
China 6.1%			Fresenius SE (a)	50,000	4,302,052	Shiseido Co. Ltd. (a)	92,000	1,921,822
China Life Ins. Co. Ltd. (a)	600,000	2,565,449				SMC Corp/Japan (a)	16,000	2,536,960
			MAN AG (a)	22,000	2,582,290
Parkson Retail Grp. Ltd. (a)	1,250,000	2,074,422				Toyota Motor Corp. (a)	52,000	2,015,669
Shandong Weigao Grp. Med.			SAP AG (a)	40,000	1,877,629
Polymer Co. Ltd. (a)	760,000	2,087,695	Siemens AG (a)	20,000	2,193,121	Uni-Charm Corp. (a)	60,000	2,339,997
					15,611,330			22,269,936

The accompanying notes are an integral part of the financial statements.

Sentinel International Equity Fund

		Space			Principal
		Value			Amount	Value
	Shares	(Note 2)			(M=$1,000)	(Note 2)
Malaysia 0.8%			Total Investments 99.4%
			(Cost $135,371,498)†			$ 162,470,401
Genting Bhd (a)	400,000	$ 1,274,805
Netherlands 1.1%			Other Assets in Excess of
Unilever NV *(a)	61,000	1,719,496	Liabilities 0.6%			946,181

Singapore 3.3%			Net Assets 100.0%			$ 163,416,582
Singapore Technologies
Engineering Ltd. (a)	1,450,000	3,578,112
Wilmar Int'l. Ltd (a)	379,000	1,726,371
		5,304,483	*	Non-income producing.
South Korea 1.7%			†	Cost for federal income tax purposes is $138,007,340. At
Samsung Electronics Co.				November 30, 2010 unrealized appreciation for federal
Ltd. (a)	4,000	2,846,620		income tax purposes aggregated $24,463,061 of which
				$32,956,383 related to appreciated securities and
Spain 3.4%				$8,493,322 related to depreciated securities.
Banco Santander SA ADR	150,000	1,443,000	(a)	Fair valued.
Inditex SA (a)	33,000	2,489,021	ADR	-	American Depositary Receipt
Telefonica SA ADR	26,000	1,664,000	SPDR	-	Standard & Poor's Depository Receipts
		5,596,021
Switzerland 9.7%
ABB Ltd. (a)	125,000	2,419,885
Credit Suisse Group (a)	40,000	1,478,967
Julius Baer Group Ltd. (a)	44,000	1,669,033
Nestle SA (a)	77,000	4,183,371
Novartis AG (a)	30,000	1,597,700
Roche Holding AG (a)	18,000	2,468,415
Swatch Group AG (a)	5,000	2,007,126
		15,824,497
Taiwan 1.3%
Hon Hai Precision Industry Co. Ltd. (a)	571,743	2,031,145
United Kingdom 14.4%
Barclays PLC (a)	385,000	1,546,828
BG Group PLC (a)	168,000	3,037,328
Diageo PLC (a)	119,300	2,129,998
HSBC Holdings PLC (a)	232,408	2,352,917
Johnson Matthey PLC (a)	77,000	2,136,142
Standard Chartered PLC (a)	134,170	3,614,263
Tesco PLC (a)	320,000	2,064,709
Vodafone Group PLC (a)	1,135,000	2,831,715
WPP PLC (a)	340,000	3,767,876
		23,481,776
Total Foreign Stocks & ADR's
(Cost $128,249,983)		154,862,506
	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
U.S. Government Obligations 1.1%
Federal Home Loan Bank 1.1%
Agency Discount Notes:
0.05%, 12/03/10
(Cost $1,799,995)	1,800 M	1,799,995

The accompanying notes are an integral part of the financial statements.

Sentinel Mid Cap Fund

(Unaudited)

The Sentinel Mid Cap Fund Class A shares posted a return for the fiscal year ending November 30, 2010 of 20.06%,* which lagged the 24.04% return of the Russell Midcap Index1, the 26.31% return of the Standard & Poor’s MidCap 400 Index2, and the 26.33% return of the Russell Midcap Growth Index3. The Fund also lagged the average fund in the Morningstar Mid-Cap Growth category4 which increased by 24.05%.

Thus far in 2010 investors seem to be focused more on volatile economic rhetoric than true company performance. The Mid Cap Fund started to gain traction against the indices (Russell Midcap Index and the S&P 400) and the peer group near the middle of April as investors began to shift their portfolios toward a quality bias. The reverse was true in the third quarter, mainly September, when lower quality companies ( i.e. lower sales growth, lower EPS growth, lower return on equity, etc.) roared back with a vengeance, with every sector of the S&P 400 showing positive returns, including eight out of the 10 in mid to high double digit range. On an absolute basis, the best returns YTD for the S&P 400 Index were seen in the Consumer Discretionary, Information Technology, Consumer Staples, and Industrials sectors.

Mid-caps, in particular, continue to lead both the small- and large-cap indices, with the S&P 400 Index up 18.85% calendar-year-to-date, versus the S&P 600 Index5 up 17.32% and the S&P 500 Index6 up 7.86%. In the calendar-year-to-date period, growth stocks significantly outpaced value stocks, as evidenced by the 18.96% return of the Russell Midcap Growth Index3 vs. the 16.00% return of the Russell Midcap Value Index.7 With our conservative growth style, the Sentinel Mid Cap Fund continues to perform as expected, as we focus on investing in strong well-managed companies that we believe will deliver long-term performance.

For the fiscal year, our underperformance relative to the Russell Midcap Index was driven by our stock selection versus our sector weights. This was driven by two factors: the performance of growth vs. value stocks and the outperformance of mid-cap vs. small-cap stocks. Growth began to outperform value stocks in the 3rd quarter despite the 320bps advantage value stocks enjoyed over their growth brethren at the end of the 2nd quarter. Our process tends to look at more conservative and high-quality growth companies, which are generally tilted more towards the “value” side of the growth style box, and therefore we were leading the indices at the end of the second quarter on a YTD basis. To a lesser extent the Fund was positioned with a greater exposure to small-capitalization companies than the index, as we continued to see value within these companies. However given the high beta nature of leadership within the mid-cap space, the Fund fell slightly behind. We will continually assess our exposure within the mid-cap space, although we feel our process will succeed in the long term, and our team will continue to look for high-quality companies at a reasonable price.

Sentinel Mid Cap Fund

On a sector basis, our holdings in Consumer Staples and Utilities demonstrated good stock selection. Our holdings in the Household and Personal Products industry groups within the Consumer Staples sector performed well. Our Consumer Staples holdings in Alberto Culver Co. and Chattam Inc. performed especially well due to being acquired by Unilever and Sanofi Aventis, respectively. Within the Utilities sector our one holding in ITC Holdings Corp. within the Electric Utility industry held up very well, gaining 39.37% for the fiscal year. Our performance within the Heath Care sector fared the worst against the Russell Midcap Index, driven by a combination of stock selection and being overweight the sector. Clearly, the sector was negatively affected by the uncertainty associated with pending Health Care Reform.

We plan to continue to search for companies which we believe are, or will be, leaders in their industry and can demonstrate strong earnings growth and/or new product cycles over the next several years. We are paying particular attention to conservative balance sheets and cash generation as we prefer companies that can fund their own growth without reliance on the credit markets. The Sentinel Mid Cap Fund continues to be constructed as a well-diversified portfolio of high-quality companies, which we believe have strong fundamentals and reasonable valuations.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

1 The Russell Midcap Index is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe. An investment cannot be made directly in an index.

2 The Standard & Poor’s MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. stock market. The market value-weighted index is based on 400 stocks chosen on the basis of market capitalization, liquidity and industry group representation. Effective March 30, 2010, the Fund replaced its secondary benchmark, the Russell Midcap Growth Index, with the S&P MidCap 400 Index because Fund management believes the S&P MidCap 400 Index is a more appropriate alternative measure of the Fund’s current investment strategy. An investment cannot be made directly in an index.

3 The Russell Midcap Growth Index is an unmanaged index that measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. An investment cannot be made directly in an index.

4 An average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

5 The Standard & Poor’s SmallCap 600 Index is an unmanaged index that measures the performance of 600 small-cap companies with market capitalization of $300 million to $1.5 billion within the U.S. equity universe.  An investment cannot be made directly in an index.

6 The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation. An investment cannot be made directly in an index.

7 The Russell Midcap Value Index is an unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. An investment cannot be made directly in an index.

Sentinel Mid Cap Fund

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000, or $1,000,000 in the case of Class I shares; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Note that Fund performance for Class A shares in the above graph reflects the maximum 5% sales charge and includes expenses and management fees, while index performances do not; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no sales charge. Fund performance for Class C shares in the above graph reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the indices in the above graph does not include a CDSC, fees or expenses; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no CDSC.

The performance of Class C shares prior to their inception on March 30, 2000 is based on the performance of the Fund’s Class A shares, adjusted to reflect that Class C shares do not charge a front-end sales charge but may be subject to a contingent deferred sales charge and adjusted for Class C’s estimated higher expenses.

Note that Fund performance for Class I shares reflects all expenses and management fees. Performance shown for the indices does not include fees or expenses. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus. The performance of Class I shares prior to their inception on August 27, 2007 is based on the performance of the Fund’s Class A shares, adjusted to reflect that Class I shares are offered without a sales charge.

The following are total annual operating expense ratios for Sentinel Mid Cap Fund Class A, C & I shares: A - 1.67%, C - 3.36%, I - 1.36%. Expense ratio data for Class A, C & I shares is sourced from the prospectus dated March 30, 2010.

Sentinel Mid Cap Fund was called Sentinel Mid Cap Growth Fund prior to March 30, 2010. Midsized company stocks can be more volatile than large company stocks.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The Russell Midcap Index is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe. An investment cannot be made directly in an index.

The Standard & Poor’s MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. stock market. The market value-weighted index is based on 400 stocks chosen on the basis of market capitalization, liquidity and industry group representation. Effective March 30, 2010, the Fund replaced its secondary benchmark, the Russell Midcap Growth Index, with the S&P MidCap 400 Index because Fund management believes the S&P MidCap 400 Index is a more appropriate alternative measure of the Fund’s current investment strategy. An investment cannot be made directly in an index.

The Russell Midcap Growth Index is an unmanaged index that measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. An investment cannot be made directly in an index.

Sentinel Mid Cap Fund

Note that Fund performance for Class A shares in the above graph reflects the maximum 5% sales charge and includes expenses and management fees, while index performances do not; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no sales charge. Fund performance for Class C shares in the above graph reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the indices in the above graph does not include a CDSC, fees or expenses; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no CDSC.

The performance of Class C shares prior to their inception on March 30, 2000 is based on the performance of the Fund’s Class A shares, adjusted to reflect that Class C shares do not charge a front-end sales charge but may be subject to a contingent deferred sales charge and adjusted for Class C’s estimated higher expenses.

Note that Fund performance for Class I shares reflects all expenses and management fees. Performance shown for the indices does not include fees or expenses. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus. The performance of Class I shares prior to their inception on August 27, 2007 is based on the performance of the Fund’s Class A shares, adjusted to reflect that Class I shares are offered without a sales charge.

The following are total annual operating expense ratios for Sentinel Mid Cap Fund Class A, C & I shares: A - 1.67%, C - 3.36%, I - 1.36%.

Expense ratio data for Class A, C & I shares is sourced from the prospectus dated March 30, 2010.

Sentinel Mid Cap Fund was called Sentinel Mid Cap Growth Fund prior to March 30, 2010. Midsized company stocks can be more volatile than large company stocks.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

Sentinel Mid Cap Fund

Fund Profile
at November 30, 2010
Top Sectors
Sector	Percent of Net Assets	Sector	Percent of Net Assets
Information Technology	17.8%	Energy	8.0%
Industrials	17.2%	Materials	5.3%
Consumer Discretionary	15.5%	Consumer Staples	4.5%
Health Care	13.8%	Telecommunication Services	1.1%
Financials	13.3%	Utilities	1.1%

Top 10 Holdings*
Description	Percent of Net Assets	Description	Percent of Net Assets
Superior Energy Services, Inc.	1.8%	Weatherford Int'l. Ltd.	1.5%
ANSYS, Inc.	1.6%	Endurance Specialty Holdings Ltd.	1.5%
Nuance Communications, Inc.	1.6%	Open Text Corp.	1.5%
Dolby Laboratories, Inc.	1.6%	Ametek, Inc.	1.5%
Citrix Systems, Inc.	1.6%	LKQ Corp.	1.5%
		Total of Net Assets	15.7%

*"Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Investment in Securities
at November 30, 2010

		Space			Space			Space
		Value			Value			Value
	Shares	(Note 2)		Shares	(Note 2)		Shares	(Note 2)

Domestic Common Stocks 93.3%			Weatherford Int'l. Ltd.*	70,320	$ 1,435,231	Techne Corp.	19,490	$ 1,170,764
Consumer Discretionary 15.5%					7,602,791	Varian Medical Systems, Inc.*	11,140	733,346
Coach, Inc.	14,420	$ 815,307	Financials 11.4%					12,296,492
Darden Restaurants, Inc.	24,860	1,216,897	Affiliated Managers Group, Inc.*	13,020	1,138,078	Industrials 17.2%
Dick's Sporting Goods, Inc.*	23,770	813,172	City National Corp/CA	13,420	720,922	Ametek, Inc.	24,070	1,424,222
Dress Barn, Inc.*	35,300	871,910	East West Bancorp, Inc.	64,950	1,126,233	CH Robinson Worldwide, Inc.	9,650	711,301
Gentex Corp.	52,480	1,101,555	Endurance Specialty Holdings Ltd.	32,520	1,434,457	Cintas Corp.	27,950	747,523
Gildan Activewear, Inc.*	25,460	765,837				Copart, Inc.*	32,120	1,139,618
			HCC Insurance Holdings, Inc.	46,640	1,309,651
LKQ Corp.*	65,640	1,416,183				Donaldson Co., Inc.	9,950	540,185
			Invesco Ltd.	30,830	670,244
Morningstar, Inc.	18,400	927,544				Equifax, Inc.	23,870	826,141
			MSCI, Inc.*	16,010	545,301
O'Reilly Automotive, Inc.*	17,000	1,023,060				Fastenal Co.	17,600	941,952
			Northern Trust Corp.	13,820	695,146
Phillips-Van Heusen Corp.	17,900	1,214,336				Flowserve Corp.	10,575	1,115,239
			People's United Financial, Inc.	36,690	454,589
Tractor Supply Co.	24,070	1,022,253				IHS, Inc.*	16,110	1,165,075
			Signature Bank*	22,370	983,162
Urban Outfitters, Inc.*	32,520	1,228,931				Iron Mountain, Inc.	40,770	905,502
			Willis Group Holdings PLC	27,450	873,734
VF Corp.	13,620	1,128,825				ITT Corp.	15,310	704,260
			WR Berkley Corp.	35,200	939,488
WMS Industries, Inc.*	26,160	1,160,196			10,891,005	Jacobs Engineering Group, Inc.*	15,610	600,985
		14,706,006				Joy Global, Inc.	9,950	759,384
			Health Care 12.9%
Consumer Staples 4.5%						Quanta Services, Inc.*	42,060	740,677
			Beckman Coulter, Inc.	13,370	731,473
Church & Dwight Co., Inc.	17,200	1,122,300				Ritchie Bros Auctioneers, Inc.	37,590	752,552
			Bio-Rad Laboratories, Inc.*	8,746	816,439
Flowers Foods, Inc.	48,540	1,271,748				Roper Industries, Inc.	16,410	1,188,248
			CR Bard, Inc.	11,830	1,003,775
McCormick & Co., Inc.	22,370	984,503				Stericycle, Inc.*	9,650	713,135
			Dentsply Int'l., Inc.	27,430	848,136
Nu Skin Enterprises, Inc.	27,900	881,919				Waste Connections, Inc.	52,595	1,367,470
		4,260,470	Endo Pharmaceuticals Holdings, Inc.*	18,790	676,628			16,343,469
Energy 8.0%						Information Technology 16.3%
			Gen-Probe, Inc.*	14,610	757,675
Core Laboratories NV	12,820	1,097,392				Altera Corp.	28,940	1,015,505
			IDEXX Laboratories, Inc.*	11,140	715,299
Newfield Exploration Co.*	13,420	896,859				Amdocs Ltd.*	30,155	784,030
			Illumina, Inc.*	12,330	741,280
Petrohawk Energy Corp.*	40,770	726,929				ANSYS, Inc.*	32,100	1,556,850
			Life Technologies Corp.*	20,100	1,001,080
Pride Int'l., Inc.*	14,420	448,462				Citrix Systems, Inc.*	22,370	1,485,815
			Mettler-Toledo Int'l., Inc.*	6,170	895,761
Range Resources Corp.	20,090	843,579				Dolby Laboratories, Inc.*	23,770	1,504,403
			NuVasive, Inc.*	27,550	643,568
Southwestern Energy Co.*	12,720	460,464				FLIR Systems, Inc.*	38,580	1,034,137
			Quality Systems, Inc.	13,320	859,007
Superior Energy Services, Inc.*	50,730	1,693,875				Harris Corp.	22,570	998,497
			Resmed, Inc.*	21,980	702,261

The accompanying notes are an integral part of the financial statements.

Sentinel Mid Cap Fund

			†	Cost for federal income tax purposes is $73,527,551. At
		Space		November 30, 2010 unrealized appreciation for federal
		Value		income tax purposes aggregated $20,606,932 of which
	Shares	(Note 2)		$21,650,777 related to appreciated securities and
				$1,043,845 related to depreciated securities.
Intersil Corp.	42,560	$ 542,640
Micros Systems, Inc.*	11,900	520,268	(a)	Return of capital paid during the fiscal period.
Nuance Communications, Inc.*	85,155	1,505,115	ADR	- American Depositary Receipt
Open Text Corp.*	33,570	1,429,746
Polycom, Inc.*	34,210	1,265,941
Power Integrations, Inc.	25,460	1,025,783
Trimble Navigation Ltd.*	21,980	818,535
		15,487,265
Materials 5.3%
AptarGroup, Inc.	23,270	1,062,741
Ecolab, Inc.	18,790	898,350
Lubrizol Corp.	7,700	805,112
Sigma-Aldrich Corp.	12,920	816,802
Silgan Holdings, Inc.	17,700	606,048
Steel Dynamics, Inc.	51,430	819,794
		5,008,847
Telecommunication Services 1.1%
American Tower Corp.*	11,440	578,521
Cbeyond, Inc.*	35,300	465,254
		1,043,775
Utilities 1.1%
ITC Holdings Corp.	16,900	1,023,295
Total Domestic Common Stocks
(Cost $68,552,344)		88,663,415
Real Estate Investment Trusts 1.9%
Financials 1.9%
Digital Realty Trust, Inc.	18,890	992,103
Home Properties, Inc. (a)	14,610	782,950
Total Real Estate Investment Trusts
(Cost $1,145,172)		1,775,053
Foreign Stocks & ADR's 2.4%
Israel 1.5%
NICE Systems Ltd. ADR*	45,275	1,387,226
United Kingdom 0.9%
Shire Ltd. ADR	12,920	908,793
Total Foreign Stocks & ADR's
(Cost $1,737,678)		2,296,019
	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
U.S. Government Obligations 1.5%
U.S. Treasury Note
0.1%, 12/02/10
(Cost $1,399,996)	1,400 M	1,399,996
Total Investments 99.1%
(Cost $72,835,190)†		94,134,483

Other Assets in Excess of
Liabilities 0.9%		853,438

Net Assets 100.0%		$ 94,987,921

* Non-income producing.

The accompanying notes are an integral part of the financial statements.

Sentinel Mid Cap Value Fund

(Unaudited)

The Sentinel Mid Cap Value Fund returned 16.03%* for the fiscal year ending November 30, 2010. This compared to the Russell Midcap Value Index,1 which returned 22.07% for the same time period. The Fund’s underperformance relative to its benchmark was largely driven by underperformance in the Industrials and Health Care sectors. Underperformance was partially offset by outperformance in the Materials, Financials, Information Technology and Telecomm Services sectors.

Equities followed a shifting path during 2010, driven by a combination of fundamentals, sentiment, and news flow. The beginning of the year was characterized by the continuation of the strong, liquidity-fueled rally that began in 2009. Then, with growing concerns over the health of the global economy and European financial system, the markets reversed course with a sharp decline in the second quarter. Late in the summer, amidst growing talk of a lapse back into recession and the rising threat of deflation, the Chairman of the Federal Reserve Board signaled that the monetary authority would do what was necessary to avoid an undesirable economic outcome. With the prospect of stimulus thus on the way, investors took heart, and ever since the Fed Chairman’s speech in late August equities have rallied, industrial commodities and gold have risen, and the trade-weighted dollar has declined.

Risks of Recession Appear Low

In the absence of an unexpected shock from events such as the development of sovereign risk contagion in Europe, foreclosures disruptions, or turmoil in currency markets escalating to crisis levels, the odds of a relapse into recession are low but not insignificant.

The risks of recession appear low in large part because cyclical sectors of the economy cannot fall much further, which suggests limited downside from current levels. In housing, new home starts have declined to around 500,000 units annually, down from a peak of 1.5 million, and well below the level required to keep pace with new household formation. Similarly, auto sales at 11.5 million units annually compares unfavorably not only to the 16 million units sold annually prior to the recession but also to the level of new vehicle sales 20 years ago. While capital spending has bounced from recessionary lows, there is still barely enough new investment to maintain pace with the depreciation of the capital stock. Further bolstering the case against recession, exports, which account for about 12% of GDP, should benefit from the recent decline in the value of the dollar against the currencies of our principal trading partners. Finally, household savings have increased to 6% from 2% prior to the recession, moving closer to the historical average of 8%. This reduces the risk that further large increases in savings would undermine recovery. If payroll growth continues to eke out gains, consumer spending growth will also likely stay positive.

Impediments to Growth

All of the above suggests we may reasonably expect an economic recovery, albeit sluggish, in the months ahead. However, even with the bottoming of cyclical sectors and the additional stimulus of quantitative easing by the Fed, the economy faces significant headwinds. In September, state and local governments cut jobs at the

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

1 The Russell Midcap Value Index is an unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. An investment cannot be made directly in an index.

Sentinel Mid Cap Value Fund

highest rate since the 1980s. While the bulk of the cuts were in education and have probably concluded, tax collections at the state and local level remain below the peak levels of 2007 and 2008, making budget balancing difficult. Some observers estimate the rapid shift in fiscal behavior from stimulus spending in 2010 to austerity in early 2011 may strip as much as 3% from GDP, from first quarter 2010 to first quarter 2011. A second but much less likely threat comes with the potential for the expiration of Bush-era tax cuts for households earning less than $250,000 per year. This would result in an estimated additional drag of 1% of GDP.

With the inventory cycle all but over, there is little reason to expect a pronounced acceleration in growth in the months ahead, particularly in view of the expected headwinds from fiscal policy.

Conditions Create Opportunities

With so many crosscurrents confronting investors, financial markets are likely to remain volatile. This should provide an excellent background for us to accumulate positions in several companies our research team has identified as having compelling risk-reward profiles.

Sentinel Mid Cap Value Fund

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000, or $1,000,000 in the case of Class I shares; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Note that Fund performance for Class A shares in the above graph reflects the maximum 5% sales charge and includes expenses and management fees, while index performance does not; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no sales charge. Fund performance for Class C shares in the above graph reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the index in the above graph does not include a CDSC, fees or expenses; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no CDSC.

Note that Fund performance for Class I shares reflects all expenses and management fees. Performance shown for the index does not include fees or expenses. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The Mid Cap Value Fund is a successor to the Synovus Mid Cap Value Fund, which was a successor to a similarly managed collective investment fund, which commenced operations on April 3, 2000. Performance from October 24, 2001 to May 4, 2007 is based on the Synovus Mid Cap Value Fund’s Class A or Class C shares, as applicable, adjusted for the current maximum sales load. Performance from October 12 to October 24, 2001 is based on the Synovus Mid Cap Value Fund’s Institutional Class shares, adjusted for the current maximum sales load and higher expenses. Performance prior to October 12, 2001 is based on the performance of the collective investment fund, adjusted for higher expenses and the current maximum sales load. Performance has not been adjusted for the higher 12b-1 fee of the Fund’s Class A shares as compared to the Synovus Mid Cap Value Fund’s Class A shares. If it had, returns would be lower. For the Mid Cap Value Fund Class I shares performance from October 12, 2001 to May 4, 2007 is based on the Synovus Mid Cap Value Fund’s Institutional Class shares. Performance prior to October 12, 2001 is based on the performance of the collective investment fund, adjusted for higher expenses.

The following are total annual operating expense ratios for Sentinel Mid Cap Value Fund Class A, C & I shares: A - 1.68%, C - 2.32%, I - 0.92%. Expense ratio data for Class A, C & I shares is sourced from the prospectus dated March 30, 2010.

The Fund is non-diversified and will hold fewer securities than a diversified portfolio. The Fund may be more affected by the performance of a particular stock, either positively or negatively, than a more broadly diversified fund. Midsized company stocks can be more volatile than large company stocks.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The Russell Midcap Value Index is an unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. An investment cannot be made directly in an index.

Sentinel Mid Cap Value Fund

Fund Profile
at November 30, 2010
Top Sectors
Sector	Percent of Net Assets	Sector	Percent of Net Assets
Information Technology	15.0%	Financials	9.1%
Energy	14.9%	Consumer Staples	8.8%
Consumer Discretionary	14.6%	Telecommunication Services	6.3%
Industrials	13.6%	Materials	5.1%
Health Care	12.0%
Top 10 Holdings*
Description	Percent of Net Assets	Description	Percent of Net Assets
Arch Capital Group Ltd.	7.1%	Waste Connections, Inc.	4.6%
Golar LNG Ltd.	6.9%	Fidelity National Information Services, Inc.	4.5%
Laboratory Corp of America Holdings	5.7%	Warner Chilcott PLC	4.5%
PartyGaming PLC	5.3%	Ralcorp Holdings, Inc.	4.1%
Alere, Inc.	5.0%	Sensata Technologies Holding NV	4.1%
		Total of Net Assets	51.8%

*"Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Investment in Securities
at November 30, 2010
		Space			Space			Space
		Value			Value			Value
	Shares	(Note 2)		Shares	(Note 2)		Shares	(Note 2)
Domestic Common Stocks 91.6%			Industrials 11.7%			Singapore 1.9%
Consumer Discretionary 9.3%			Aegean Marine Petroleum			Keppel Corp. Ltd. ADR(a)	200,350	$ 3,218,623
Discovery Communications,			Network, Inc.	190,400	$ 1,675,520	Total Foreign Stocks & ADR's
Inc. Series C*	108,150	$ 3,840,407	Republic Services, Inc.	123,665	3,479,933	(Cost $12,087,469)		13,230,417
Jarden Corp.	188,200	5,777,740	Sensata Technologies				Principal
KAR Auction Services, Inc.*	214,250	2,581,712	Holding NV*	248,225	6,900,655		Amount	Value
			Waste Connections, Inc.	299,325	7,782,450		(M=$1,000)	(Note 2)
Madison Inc.* Square Garden,	161,662	3,546,864			19,838,558	U.S. Government Obligations 0.7%
		15,746,723	Information Technology 15.0%			Federal Home Loan Bank 0.7%
Consumer Staples 8.8%			Arris Group, Inc.*	656,450	6,571,065	Agency Discount Notes:
Coca-Cola Enterprises, Inc.	42,150	1,017,922	Fidelity National Information			0.05%, 12/03/10
			Services, Inc.	288,298	7,755,216	(Cost $1,199,997)	1,200 M	1,199,997
Kroger Co.	141,050	3,321,728				Total Investments 100.1%
Macy's, Inc.	142,550	3,660,684	IAC/InterActiveCorp*	182,900	5,150,464	(Cost $141,782,245)†		170,314,864
Ralcorp Holdings, Inc.*	111,958	6,932,439	NeuStar, Inc.*	234,850	6,068,524
		14,932,773			25,545,269	Excess of Liabilities Over
			Materials 5.1%			Other Assets (0.1)%		(161,266)
Energy 14.3%			Compass Minerals Int'l. Inc	81,160	6,703,816
Golar LNG Ltd.	847,667	11,791,048	Steelcase, Inc.	208,650	1,998,867	Net Assets 100.0%		$ 170,153,598
Gulfmark Offshore, Inc.*	207,800	6,092,696			8,702,683
Paladin Energy Ltd.*	1,390,200	6,506,136				* Non-income producing.
		24,389,880	Telecommunication Services 6.3%
			Alere, Inc.*	267,450	8,534,330	†	Cost for federal income tax purposes is $142,106,531. At
Financials 9.1%						November 30, 2010 unrealized appreciation for federal
Arch Capital Group Ltd.*	135,000	12,190,500	Loral Space &			income tax purposes aggregated $28,208,333 of which
			Communications, Inc.*	29,213	2,134,886	$34,148,632 related to appreciated securities and
Willis Group Holdings PLC	105,550	3,359,656			10,669,216	$5,940,299 related to depreciated securities.
		15,550,156	Total Domestic Common Stocks
			(Cost $128,494,779)		155,884,450	(a) Fair valued.
Health Care 12.0%
Hospira, Inc.*	53,875	3,031,007	Foreign Stocks & ADR's 7.8%			ADR	- American Depositary Receipt
Laboratory Corp of America			Bermuda 0.6%
Holdings*	118,600	9,728,758	Golar LNG Energy Ltd. *(a)	462,290	997,503
Warner Chilcott PLC	407,650	7,749,427	Gibraltar 5.3%
		20,509,192	PartyGaming PLC *(a)	2,472,250	9,014,291

The accompanying notes are an integral part of the financial statements.

Sentinel Short Maturity Government Fund

(Unaudited)

For the fiscal year ended November 30, 2010, the Sentinel Short Maturity Government Fund returned 2.12%.* By comparison, the Barclays Capital 1-3 Year U.S. Government Bond1 and Mortgage Backed Securities Indices2 returned 1.84% and 4.46%, respectively, while the Fund’s peer group, the Morningstar Short Government category3 returned 2.60% for the same period.

The twelve month period ended November 30, 2010 was one of high volatility within the fixed-income markets. Over the period, the 10-year U.S. Treasury Note traded high as 4.00% and as low as 2.39% with an average monthly swing of 24 basis points according to Bloomberg. The yield on the U.S. Treasury 10-year Note closed at 2.80% on November 30, 2010 after starting the period at 3.20%, a decline of 40 basis points

The U.S. economy remained in a fragile state as the effects of previous initiatives to stimulate it wore off. Persistently high unemployment and underemployment, historically low levels of housing activity, and constrained consumer spending left the Federal Reserve fearful of a deflationary environment. In fact, the Federal Reserve acknowledged deteriorating economic conditions over the summer and induced another round of quantitative easing (QE2) after completing its first phase (QE1) March. The Fed also stated that inflation is below the level necessary to promote mandate of maximum employment and price stability. Inflation remained subdued with the year-over-year Consumer Price Index posting a 1.2% rate on the latest reading

The mortgage-backed securities (MBS) purchased by the Fed in QE1 were mainly originated in 2009-2010 and are highly vulnerable to refinancing. Given the tight credit conditions in 2009, those lucky enough to obtain a mortgage during the period were the most pristine borrowers and will be quick to pull the trigger to refinance lower mortgage rates. Estimates on the drop in the Fed’s MBS holdings range from $300-500 billion per annum. Finally, the Fed said that it will not let its balance sheet shrink and will reinvest any principal payments into U.S. Treasury securities. The magnitude of this program is huge and will likely absorb all net new issuance of U.S. Treasury securities.

Yield primarily drives total returns for short duration bonds, so the Fund invests heavily in U.S. Agency mortgage-backed securities (MBS), often 100% of net assets. The Fund carefully selects the type of MBS asset it purchases, focusing on those which possess limited extension risk in rising interest rate environments. In line with standard industry practices, the Fund’s dividend is determined by adding the amount of coupon income generated by its assets and any amortization of discounts on its assets and then subtracting the Fund’s expenses and any amortization of premiums on its assets Any return of principal from the assets impacts the net asset value (NAV) of the Fund as a return of capital. Therefore, if a security is valued at a discount, then the return of principal has a positive effect on the NAV. If, however, a security is valued at a premium, then the return of principal has a negative effect on the NAV. In current market environment, with short-term interest rates at or near historic lows, nearly all the Fund’s MBS trade at a premium. This results in a monthly capital charge to the NAV on the principal received. The Fund’s total return fully captures this phenomenon. Sector and security selection made the largest contribution to the Fund’s performance over the fiscal year.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

1 The Barclays Capital 1-3 Year U.S. Government Bond Index is an unmanaged index comprising U.S. government and government agency securities with maturities between one and three years. An investment cannot be made directly in an index.

2 The Barclays Capital U.S. Mortgage Backed Securities (MBS) Index is an unmanaged index of agency mortgage-backed pass-through securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC). An investment cannot be made directly in an index.

3 An average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000, or $50,000 in the case of Class S shares; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest.

Visit www.sentinelinvestments.com for the most current month-end performance information.

Note that Fund performance for Class A shares in the above graph and in Average Annual Total Returns with max sales charge reflects the maximum 1% sales charge effective January 1, 2009, and is not adjusted for a maximum sales charge of 3% in effect from June 1, 2006 to December 31, 2008, and includes expenses and management fees, while index performances do not; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no sales charge.

The performance of Class S shares prior to their inception on March 4, 2005 is based on the performance of the Fund’s Class A shares, adjusted to reflect that Class S shares do not charge a front-end sales charge and adjusted for Class S’s estimated higher expenses. Note that Fund performance for Class S shares reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply.

The following are total annual operating expense ratios for Sentinel Short Maturity Government Fund Class A & S shares: A - 0.93%, S- 1.34%. Expense ratio data for Class A & S shares is sourced from the prospectus dated March 30, 2010.

Fixed income securities are subject to credit and interest rate risks. Bond values will generally increase when interest rates fall and generally decrease when interest rates rise. A fund’s investments in mortgage backed securities are subject to prepayment risks. These risks may result in greater share price volatility.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The Barclays Capital 1-3 Year U.S. Government Bond Index is an unmanaged index comprising U.S. government and government agency securities with maturities between one and three years. An investment cannot be made directly in an index.

The Barclays Capital U.S. Mortgage Backed Securities (MBS) Index is an unmanaged index of agency mortgage-backed pass-through securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC). An investment cannot be made directly in an index.

Sentinel Short Maturity Government Fund

Fund Profile
at November 30, 2010
Average Effective Duration
			Percent of
Duration		Fixed Income Holdings
Less than 1 yr.			25.3%
1 yr. to 2.99 yrs.			74.7%
3 yrs. to 3.99 yrs.			0.0%

Average Effective Duration (for all Fixed Income Holdings) 1.3 years**

Top 10 Holdings*
		Maturity	Percent of			Maturity	Percent of
Description	Coupon	Date	Net Assets	Description	Coupon	Date	Net Assets
GNR 10-112 PM	3.25%	09/20/33	6.4%	FHR 3507 AC	4.00%	06/15/27	3.0%
FNR 10-64 AD	3.00%	12/25/20	5.9%	FNR 09-88 DB	3.00%	10/25/20	2.8%
GNR 10-99 PT	3.50%	08/20/33	4.8%	FNR 09-113 DB	3.00%	12/25/20	2.8%
FNR 10-83 AK	3.00%	11/25/18	4.5%	FNR 09-70 NM	3.25%	08/25/19	2.7%
GNR 10-75 KA	4.50%	12/20/35	3.3%	FNR 10-110 HC	2.50%	10/25/18	2.3%
				Total of Net Assets			38.5%

*"Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.
**The average effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund's price due to changes in interest rates.

Investment in Securities
at November 30, 2010

	Principal			Principal			Principal
	Amount	Value		Amount	Value		Amount	Value
(M=$1,000)		(Note 2)		(M=$1,000)	(Note 2)		(M=$1,000)	(Note 2)

U.S. Government Obligations 99.6%			FHR 2642 WP			FHR 2891 LC
U.S. Government Agency			4.5%, 02/15/18	11,359 M	$11,944,769	5%, 08/15/29	36,500 M	$37,808,948
Obligations 99.6%			FHRR R005 AB			FHR 2953 PC
Federal Home Loan Bank 0.6%			5.5%, 12/15/18	8,922 M	9,254,795	5.5%, 08/15/29	3,871 M	4,009,656
			FHR 3659 DE			FHR 2766 PE
Agency Discount Notes:			2%, 03/15/19	8,521 M	8,625,688	5%, 10/15/29	16,211 M	16,897,461
0.07%, 12/01/10	13,000 M	$13,000,000
0.05%, 12/02/10	10,000 M	9,999,986	FHR 3645 EH			FHR 3570 PA
Total Federal Home Loan Bank		22,999,986	3%, 12/15/20	32,401 M	33,476,311	5%, 07/15/31	4,326 M	4,515,367
			FHR 2503 PV			FHR 3581 MB
Federal Home Loan Mortgage			6%, 12/15/20	6,747 M	6,881,819	5%, 09/15/31	36,215 M	37,337,038
Corporation 26.3%			FHR 2692 QC			FHR 2551 TE
Collateralized Mortgage Obligations:			5%, 02/15/21	11,788 M	12,137,213	5.5%, 09/15/31	3,775 M	3,920,677
FHR 2353 TD			FHR 2709 PD			FHR 2435 HL
6%, 09/15/16	118 M	126,310	5%, 03/15/21	13,716 M	14,170,142	6.5%, 09/15/31	869 M	874,433
FHR 3261 AG			FHR 3574 EA			FHR 3561 PA
5.5%, 01/15/17	10,036 M	10,680,621	3%, 09/15/21	44,220 M	46,202,508	5%, 12/15/31	40,433 M	42,273,817
FHR 2510 AJ			FHR 2492 PE			FHR 3284 BA
5%, 10/15/17	4,890 M	5,250,529	6%, 01/15/22	751 M	759,197	4.5%, 02/15/32	12,500 M	12,999,606
FHR 2508 CK			FHR 3559 AB			FHR 3083 UB
5%, 10/15/17	9,489 M	10,187,708	4.5%, 03/15/23	6,316 M	6,640,129	4.5%, 06/15/32	5,070 M	5,308,453
FHR 2530 BH			FHR 3571 BA			FHR 3033 JB
5%, 11/15/17	12,547 M	13,410,657	4.5%, 04/15/23	32,232 M	34,288,261	5.5%, 11/15/32	17,825 M	18,607,767
FHR 3567 ND			FHR 2922 EP			FHR 2991 QC
4%, 12/15/17	57,412 M	60,531,528	4.5%, 05/15/23	17,617 M	18,207,436	5%, 08/15/34	9,281 M	9,484,430
FHR 3604 AG			FHR 3165 JA			FHR 2927 ED
4%, 12/15/17	17,418 M	18,200,967	5.5%, 04/15/26	128 M	127,654	4%, 01/15/35	17,131 M	17,922,777
FHR 3562 AN			FHR 3507 AC			FHR 3662 TC
4%, 12/15/17	7,337 M	7,721,671	4%, 06/15/27	101,027 M	105,168,873	3.5%, 04/15/35	56,775 M	59,223,516
FHR 2629 BL			FHR 3176 HA			FHR 3238 LA
4.5%, 01/15/18	19,050 M	19,960,165	6%, 02/15/28	463 M	463,041	4.5%, 06/15/35	8,491 M	8,867,960
FHR 2635 DG			FHR 2978 CK
4.5%, 01/15/18	5,189 M	5,451,668	5.5%, 06/15/28	6,821 M	6,901,978

The accompanying notes are an integral part of the financial statements.

Sentinel Short Maturity Government Fund

	Principal			Principal			Principal
	Amount	Value		Amount	Value		Amount	Value
	(M=$1,000)	(Note 2)		(M=$1,000)	(Note 2)		(M=$1,000)	(Note 2)

FHR 3638 PA			FGCI E96749			FNR 10-65 AD
4.5%, 03/15/37	21,264 M	$ 22,737,409	4%, 06/01/18	5,203 M	$ 5,460,756	3%, 09/25/20	27,618 M	$ 28,533,387
		769,560,953	FGCI E97184			FNR 03-106 WD
Mortgage-Backed Securities:			4%, 07/01/18	7,548 M	7,922,813	4.5%, 09/25/20	11,334 M	11,701,546
10-Year:			FGCI E97149			FNR 09-88 DB
FHLMC E89015			4%, 07/01/18	4,862 M	5,103,112	3%, 10/25/20	96,021 M	98,733,527
6.5%, 04/01/12	60 M	61,616	FHLMC E98706			FNR 09-88 DC
FHLMC J00464			5%, 08/01/18	2,813 M	3,015,609	3.25%, 10/25/20	74,006 M	76,616,029
5%, 11/01/15	2,566 M	2,731,141	FGCI B10742			FNR 09-113 DB
		2,792,757	4.5%, 11/01/18	1,972 M	2,095,979	3%, 12/25/20	95,299 M	98,506,301
15-Year:			FHLMC B11933			FNR 10-64 AD
FHLMC E62686			4%, 01/01/19	11,806 M	12,391,620	3%, 12/25/20	201,387 M	209,245,891
7%, 01/01/11	598	603	FHLMC B12434			FNR 08-61 CA
FHLMC E00422			4.5%, 03/01/19	4,207 M	4,471,761	5%, 08/25/22	10,668 M	11,258,602
7%, 03/01/11	1 M	1,513	FHLMC J05907			FNR 08-55 NA
FHLMC M30121			6%, 08/01/19	3,691 M	4,072,797	5%, 08/25/22	8,826 M	9,293,193
5.5%, 05/01/11	14 M	14,573	FGCI G13841			FNR 08-80 TJ
FHLMC E00436			4%, 05/01/20	26,761 M	28,080,036	5%, 09/25/22	18,063 M	18,989,223
7%, 06/01/11	2 M	1,954	FGCI G13628			FNR 08-81 KA
FHLMC M30123			4.5%, 06/01/21	16,901 M	17,965,414	5%, 10/25/22	7,698 M	8,114,954
6.5%, 07/01/11	6 M	5,599	FHLMC G13797			FNR 03-42 EP
			4%, 10/01/21	55,041 M	57,770,289	4%, 11/25/22	5,510 M	5,733,028
FHLMC E85491					163,021,879	FNR 3584 AB
6.5%, 09/01/11	6 M	5,603	20-Year:			4.5%, 12/15/22	56,767 M	59,574,111
FHLMC F70014
7.5%, 09/01/11	6 M	6,032	FHLMC C90035			FNR 10-3 GA
FHLMC F70015			6.5%, 11/01/13	71 M	77,550	4%, 02/25/25	15,593 M	16,499,549
8%, 12/01/11	4 M	3,757	FHLMC D94982			FNR 03-86 OD
FHLMC G10654			7%, 04/01/16	67 M	73,924	5%, 06/25/28	13,797 M	13,953,796
7%, 02/01/12	38 M	38,864	FHLMC D94230			FNR 07-77 J
FHLMC G10705			7.5%, 10/01/19	192 M	215,036	5.5%, 10/25/28	1,165 M	1,172,290
6.5%, 08/01/12	52 M	56,505			366,510	FNR 03-24 UJ
FHLMC G11228			30-Year:			4.5%, 03/25/31	9,614 M	9,905,198
6.5%, 12/01/12	4 M	4,493	FHLMC 302609			FNR 03-1 PG
FHLMC E94628			8%, 08/01/17	16 M	16,625	5.5%, 09/25/31	9,077 M	9,469,373
5%, 02/01/13	261 M	268,551	FHLMC G00100			FNR 03-69 GH
FHLMC G11135			8%, 02/01/23	12 M	14,190	3.25%, 12/25/31	13,258 M	13,745,371
6.5%, 08/01/13	32 M	32,398	FHLMC A17291			FNR 03-69 GJ
FHLMC E72131			6.5%, 11/01/33	1,637 M	1,848,810	3.5%, 12/25/31	13,055 M	13,689,566
6.5%, 08/01/13	56 M	61,407			1,879,625	FNR 02-82 PD
			Total Federal Home Loan			6%, 02/25/32	5,926 M	6,188,099
FHLMC E72178			Mortgage Corporation		937,621,724	FNR 03-76 PQ
6.5%, 09/01/13	22 M	24,566	Federal National Mortgage			3.5%, 04/25/32	1,222 M	1,280,019
FHLMC G10965			Association 53.3%			FNR 05-105 TJ
7.5%, 10/01/14	18 M	18,821	Collateralized Mortgage Obligations:			5.5%, 12/25/35	658 M	683,765
FHLMC E82128
7%, 03/01/15	25 M	25,572	FNR 02-11 QC			FNR 10-52 PA
			5.5%, 03/25/17	3,633 M	3,934,248	4.5%, 11/25/36	30,600 M	32,585,068
FHLMC E00843			FNR 02-18 PC			FNR 09-3 HL
8%, 04/01/15	7 M	7,976	5.5%, 04/25/17	3,328 M	3,516,887	5%, 02/25/39	8,520 M	9,115,028
FHLMCE01009			FNR 10-110 HC			FNR 09-32 BH
6.5%, 08/01/16	388 M	419,402	2.5%, 10/25/18	81,792 M	83,613,608	5.25%, 05/25/39	9,280 M	10,145,221
FHLMC G11585			FNR 10-83 AK			FNR 10-35 PA
7%, 02/01/17	191 M	201,581	3%, 11/25/18	153,480 M	159,246,060	5%, 02/25/40	54,435 M	58,024,971
FHLMC E88357								1,363,178,509
6.5%, 03/01/17	64 M	70,007	FNR 09-70 NL
FGCI E96256			3%, 08/25/19	74,581 M	77,066,032	Mortgage-Backed Securities:
4%, 05/01/18	3,643 M	3,823,609	FNR 09-70 NM			10-Year:
FGCI E97047			3.25%, 08/25/19	92,339 M	95,922,452	FNMA 603547
4%, 05/01/18	3,388 M	3,556,445	FNR 09-78 NG			6.5%, 09/01/11	7 M	6,781
FGCI E97094			3.5%, 08/25/19	46,391 M	48,037,141	FNMA 595730
4%, 06/01/18	5,737 M	6,021,862	FNR 09-70 NQ			6.5%, 09/01/11	4 M	3,743
			3.5%, 08/25/19	56,578 M	59,084,975

The accompanying notes are an integral part of the financial statements.

Sentinel Short Maturity Government Fund

	Principal			Principal			Principal
	Amount	Value		Amount	Value		Amount	Value
	(M=$1,000)	(Note 2)		(M=$1,000)	(Note 2)		(M=$1,000)	(Note 2)

FNMA 254082			FNMA 932111			FNMA 545298
5.5%, 10/01/11	10 M	$ 10,581	5%, 10/01/19	99 M	$ 105,304	5.5%, 11/01/16	165 M	$ 179,577
FNMA 254076					16,816,779	FNMA 614920
6.5%, 10/01/11	15 M	15,676	15-Year:			5.5%, 12/01/16	176 M	191,860
FNMA 254119			FNMA 303902			FNMA 792797
5.5%, 11/01/11	18 M	18,167	7%, 05/01/11	180	182	5.5%, 04/01/17	264 M	287,325
FNMA 254113			FNMA 303943			FNMA 668338
6.5%, 11/01/11	13 M	12,994	6.5%, 06/01/11	6 M	5,833	5%, 11/01/17	1,609 M	1,729,173
FNMA 254163			FNMA 250613			FNMA 671380
5.5%, 12/01/11	29 M	31,229	6.5%, 07/01/11	5 M	4,948	6%, 11/01/17	150 M	163,937
FNMA 254226			FNMA 367201			FNMA 650205
5.5%, 02/01/12	152 M	161,754	6.5%, 12/01/11	8 M	7,830	5%, 01/01/18	1,297 M	1,393,700
FNMA 633905			FNMA 250781			FNMA 679165
5.5%, 03/01/12	15 M	15,691	6.5%, 12/01/11	4 M	4,224	5.5%, 02/01/18	247 M	268,901
FNMA 644268			FNMA 367202			FNMA 685474
5.5%, 04/01/12	17 M	17,587	7%, 12/01/11	18 M	17,853	4.5%, 04/01/18	3,949 M	4,208,172
FNMA 254399			FNMA 370468			FNMA 726757
6.5%, 06/01/12	197 M	202,864	7%, 01/01/12	5 M	4,952	4.5%, 06/01/18	5,309 M	5,657,295
FNMA 254457			FNMA 390784			FNMA 720312
6.5%, 07/01/12	46 M	46,993	6%, 05/01/12	21 M	21,140	4.5%, 06/01/18	2,519 M	2,684,193
FNMA 254427			FNMA 251300			FNMA 722056
6.5%, 07/01/12	274 M	282,388	7%, 08/01/12	16 M	16,640	4%, 07/01/18	3,455 M	3,640,354
FNMA 254698			FNMA 433301			FNMA 729347
6.5%, 01/01/13	49 M	51,155	6.5%, 07/01/13	177 M	194,049	4%, 07/01/18	8,317 M	8,762,732
FNMA 254882			FNMA 512520			FNMA 722142
5%, 08/01/13	33 M	34,964	7%, 07/01/13	28 M	28,409	4%, 07/01/18	5,836 M	6,149,535
FNMA 780339			FNMA 426453			FNMA 713804
4.5%, 06/01/14	457 M	472,085	5.5%, 10/01/13	65 M	70,952	4%, 07/01/18	7,407 M	7,804,620
FNMA 255368			FNMA 447881			FNMA 555606
5.5%, 07/01/14	221 M	237,814	5.5%, 01/01/14	44 M	47,350	4%, 07/01/18	13,954 M	14,702,924
FNMA 928247			FNMA 446787			FNMA 728718
5.5%, 04/01/17	1,688 M	1,790,275	5.5%, 01/01/14	127 M	137,623	4%, 07/01/18	11,883 M	12,520,504
FNMA 972931			FNMA 496015			FNMA 727329
5%, 02/01/18	727 M	770,712	5.5%, 04/01/14	17 M	18,778	4%, 07/01/18	4,995 M	5,262,559
FNMA 975018			FNMA 528088			FNMA 722055
4.5%, 04/01/18	2,025 M	2,148,711	5.5%, 05/01/14	23 M	25,460	4%, 07/01/18	3,555 M	3,745,787
FNMA 929527			FNMA 576789			FNMA 728753
5%, 06/01/18	383 M	406,791	5.5%, 06/01/14	29 M	31,881	4%, 07/01/18	21,660 M	22,821,699
FNMA 257378			FNMA 536814			FNMA 727341
5%, 09/01/18	505 M	537,309	5.5%, 06/01/14	96 M	103,863	4%, 07/01/18	18,597 M	19,594,394
FNMA 257466			FNMA 768628			FNMA 722060
4.5%, 10/01/18	620 M	659,959	5.5%, 09/01/15	70 M	76,490	4.5%, 07/01/18	7,846 M	8,360,957
FNMA 930285			FNMA 630985			FNMA 729583
4.5%, 11/01/18	539 M	573,795	7%, 09/01/15	138 M	145,396	4.5%, 07/01/18	1,733 M	1,846,495
FNMA 930284			FNMA 594601			FNMA 722106
4.5%, 12/01/18	756 M	804,592	8.5%, 10/01/15	11 M	11,147	4.5%, 07/01/18	2,662 M	2,837,304
FNMA 930225			FNMA 619191			FNMA 723746
4.5%, 12/01/18	1,213 M	1,289,485	6.5%, 12/01/15	286 M	312,736	4%, 08/01/18	19,096 M	20,120,825
FNMA 930348			FNMA 535631			FNMA 736280
4.5%, 01/01/19	1,974 M	2,101,393	7%, 12/01/15	265 M	288,434	4%, 08/01/18	16,176 M	17,044,140
FNMA 257590			FNMA 594602			FNMA 728749
4.5%, 02/01/19	359 M	382,530	9%, 01/01/16	10 M	10,217	4%, 08/01/18	14,861 M	15,658,261
FNMA 930890			FNMA 609148			FNMA 734753
5%, 04/01/19	246 M	262,123	7%, 02/01/16	1,120 M	1,208,089	4%, 08/01/18	21,871 M	23,044,704
FNMA 931187			FNMA 535777			FNMA 712165
4.5%, 05/01/19	2,372 M	2,525,071	5.5%, 03/01/16	130 M	141,533	5%, 08/01/18	2,288 M	2,457,953
FNMA MA0113			FNMA 663227			FNMA 254919
5%, 05/01/19	684 M	728,643	6%, 03/01/16	113 M	123,763	4%, 09/01/18	17,113 M	18,031,138
FNMA 931517			FNMA 574598			FNMA 357440
5%, 07/01/19	101 M	107,620	6%, 05/01/16	150 M	163,536	4.5%, 10/01/18	24,192 M	25,780,718

The accompanying notes are an integral part of the financial statements.

Sentinel Short Maturity Government Fund

	Principal			Principal			Principal
	Amount	Value		Amount	Value		Amount	Value
	(M=$1,000)	(Note 2)		(M=$1,000)	(Note 2)		(M=$1,000)	(Note 2)

FNMA 725284			Government National Mortgage			30-Year:
7%, 11/01/18	1,120 M	$ 1,179,148	Corporation 19.4%			GNMA 495
FNMA 735522			Collateralized Mortgage Obligations:			10%, 02/20/16	289	$ 320
4%, 12/01/18	11,526 M	12,144,674	GNR 02-41 TE			Total Government National
FNMA 995940			6%, 07/16/31	3,037 M	$ 3,104,060	Mortgage Corporation		691,170,524
4%, 12/01/18	31,358 M	33,039,710				Total U.S. Government Obligations
			GNR 09-68 HJ			(Cost $3,518,562,510)		3,548,447,796
FNMA 745571			4%, 11/16/31	24,184 M	25,735,085	Total Investments 99.6%
4%, 01/01/19	14,019 M	14,771,090	GNR 03-3 LM			(Cost $3,518,562,510)†		3,548,447,796
FNMA 761247			5.5%, 02/20/32	1,627 M	1,708,747
4.5%, 01/01/19	2,045 M	2,179,492	GNR 09-88 TM			Other Assets in Excess of
FNMA 725346			3.5%, 09/20/32	37,932 M	39,186,400	Liabilities 0.4%		15,834,326
4%, 04/01/19	11,872 M	12,509,316	GNR 09-100 HJ
FNMA 255233			3.5%, 10/20/32	36,215 M	37,462,405	Net Assets 100.0%		$ 3,564,282,122
4%, 05/01/19	15,959 M	16,755,496	GNR 10-84 PL
FNMA 890109			3.5%, 02/20/33	47,676 M	50,444,608
4.5%, 12/01/19	9,325 M	9,937,162				† Cost for federal income tax purposes is $3,518,587,661. At
			GNR 10-99 PT			November 30, 2010 unrealized appreciation for federal
FNMA 888226			3.5%, 08/20/33	162,621 M	172,171,276	income tax purposes aggregated $29,860,135 of which
4%, 03/01/20	20,748 M	21,860,849	GNR 10-112 PM			$34,765,074 related to appreciated securities and
FNMA AD0873			3.25%, 09/20/33	217,343 M	228,867,655	$4,904,939 related to depreciated securities.
4%, 09/01/20	73,181 M	76,832,468	GNR 10-75 KA
FNMA AE0005			4.5%, 12/20/35	109,469 M	116,512,823
4%, 12/01/20	24,583 M	25,748,012	GNR 09-66 AJ
FNMA 985670			5%, 02/16/36	12,045 M	12,512,068
6.5%, 10/01/21	1,189 M	1,315,746			687,705,127

FNMA AA8647			Mortgage-Backed Securities:
5%, 11/01/23	3,536 M	3,798,676
FNMA AC0317			10-Year:
4.5%, 02/01/24	1,524 M	1,615,975	GNMA 634538
FNMA AC0318			6%, 09/15/14	231 M	245,875
5%, 06/01/24	1,285 M	1,378,156	GNMA 634545
		495,241,014	6.5%, 09/15/14	272 M	291,486
20-Year:					537,361
FNMA 190659			15-Year:
7%, 02/01/14	56 M	60,097	GNMA 415068
FNMA 190697			6%, 01/15/11	56	62
7%, 03/01/14	126 M	135,756	GNMA 780659
FNMA 251716			7.5%, 08/15/12	3 M	3,239
10.5%, 03/01/18	5 M	4,659	GNMA II 2542
FNMA AE0089			7%, 01/20/13	10 M	10,269
4%, 10/01/18	19,650 M	20,704,451	GNMA 780759
		20,904,963	6.5%, 04/15/13	63 M	65,399
			GNMA 462328
30-Year:			6.5%, 04/15/13	23 M	25,423
FNMA 366221			GNMA 349029
9.5%, 03/01/11	372	373	7%, 04/15/13	7 M	7,350
FNMA 124871			GNMA 456869
7%, 05/01/13	54 M	57,734	6.5%, 05/15/13	3 M	3,593
FNMA 454727			GNMA 780859
10.5%, 01/01/16	4 M	4,156	7.5%, 09/15/13	3 M	2,891
FNMA 626664			GNMA 780978
6%, 04/01/17	214 M	234,016	6.5%, 02/15/14	604 M	643,890
FNMA 479421			GNMA 781109
7%, 09/01/21	54 M	60,416	7%, 11/15/14	1,554 M	1,676,547
FNMA 207530			GNMA 489953
8.25%, 04/01/22	11 M	12,926	6%, 12/15/16	31 M	34,130
FNMA 175123					2,472,793
7.45%, 08/01/22	127 M	144,676
		514,297	20-Year:
Total Federal National			GNMA 628440
Mortgage Association		1,896,655,562	7%, 04/15/24	397 M	454,923

The accompanying notes are an integral part of the financial statements.

Sentinel Small Company Fund

(Unaudited)

The Sentinel Small Company Fund rose 22.35%* in the fiscal year ending November 30, 2010. This performance compared to the Russell 2000 Index’s1 return of 26.98%, the S&P 600 Index’s2 return of 27.45%, and the 27.52% return for the Morningstar Small Growth category.3

Over the past year, the market has rebounded nicely with the first quarter of 2010 being an extension of the market rally that started in March of 2009. As was the case last year, there was a significant low quality / momentum based nature to the movement in small-caps in the first quarter of the year. As the market turned down in the second quarter, a distinct rotation or flight to quality occurred. This rotation continued into the third quarter then sharply reversed back to a low quality / beta market in the September through November time period. In this volatile market, the Fund behaved consistent with our conservative growth investment discipline, which tends to lag in more speculative based market rallies and to outperform when quality and valuation are weighed more heavily by investors.

For the fiscal year, the Fund’s holdings in the Consumer Staples and Energy sectors did well compared to the corresponding sectors in the Russell 2000 Index. Our stock selection in Food & Beverages as well as Household & Personal Products within the Consumer Staples sector was very beneficial to returns. Solid performance in the sector was driven by our holdings in Alberto-Culver (acquired by Unilever) and Hain Celestial Group. Within the Energy sector, good performance was the result of a strong showing from our Equipment & Services positions. Stand out performers in Energy were Core Laboratories and Superior Energy Services. We experienced some relative weakness from our positions in the Industrials and Information Technology sectors compared to the Russell 2000 for the period. Within the Information Technology sector, relative performance of our Software & Services holdings was a weak spot; while within the Industrials sector our stock selection in Services as well as Transportation was a drag on relative results for the period.

We believe our focus on building a well-balanced portfolio of high quality small companies that have solid financial characteristics while maintaining a critical eye on valuation will continue to deliver solid risk-adjusted returns. A disciplined execution of our conservative growth style has served our shareholders well in the past and we are taking prudent measures to align the Fund for continued long-term success. As always, we appreciate your confidence in us and we will do our very best to help you achieve your investment goals.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

1 The Russell 2000 Index is an unmanaged index that measures the performance of 2000 small-cap companies within the U.S. equity universe. An investment cannot be made directly in an index.

2 The Standard & Poor’s SmallCap 600 Index is an unmanaged index that measures the performance of 600 small-cap companies with market capitalization of $300 million to $1.5 billion within the U.S. equity universe. An investment cannot be made directly in an index.

3 An average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Sentinel Small Company Fund

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000, or $1,000,000 in the case of Class I shares; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Note that Fund performance for Class A shares in the above graph reflects the maximum 5% sales charge and includes expenses and management fees, while index performances do not; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no sales charge. Fund performance for Class B and C shares in the above graph reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the indices in the above graph does not include a CDSC, fees or expenses; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no CDSC.

The performance of Class C shares prior to their inception on July 9, 2001 is based on the performance of the Fund’s Class A shares, adjusted to reflect that Class C shares do not charge a front-end sales charge but may be subject to a contingent deferred sales charge and adjusted for Class C’s estimated higher expenses.

Note that Fund performance for Class I shares reflects all expenses and management fees. Performance shown for the indices does not include fees or expenses. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus. Performance of the Class I shares prior to their inception on May 4, 2007 is based on the performance of the Fund’s Class A shares, adjusted to reflect that Class I shares are offered without a sales charge.

The following are total annual operating expense ratios for Sentinel Small Company Fund Class A, B, C & I shares: A - 1.28%, B- 2.34%, C - 2.12%, I - 0.76%. Expense ratio data for Class A, B, C & I shares is sourced from the prospectus dated March 30, 2010.

Certain Sentinel Funds have adopted a redemption fee. For the Small Company Fund, a fee of 2% will be assessed on the redemption of shares held for 30 calendar days or less.

Small company stocks can be more volatile than large company stocks.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The Russell 2000 Index is an unmanaged index that measures the performance of 2000 small-cap companies within the U.S. equity universe. An investment cannot be made directly in an index.

The Standard & Poor’s SmallCap 600 Index is an unmanaged index that measures the performance of 600 small-cap companies with market capitalization of $300 million to $1.5 billion within the U.S. equity universe. An investment cannot be made directly in an index.

Sentinel Small Company Fund

Fund Profile
at November 30, 2010
Top Sectors
Sector	Percent of Net Assets	Sector	Percent of Net Assets
Information Technology	20.0%	Energy	7.7%
Industrials	17.6%	Consumer Staples	4.3%
Health Care	14.8%	Materials	3.6%
Consumer Discretionary	13.5%	Utilities	1.1%
Financials	11.0%	Telecommunication Services	0.6%

Top 10 Holdings*
Description	Percent of Net Assets	Description	Percent of Net Assets
Superior Energy Services, Inc.	1.9%	Tractor Supply Co.	1.5%
Diodes, Inc.	1.8%	ANSYS, Inc.	1.5%
Open Text Corp.	1.7%	Waste Connections, Inc.	1.5%
Rockwood Holdings, Inc.	1.6%	Polycom, Inc.	1.5%
NICE Systems Ltd.	1.6%	Endurance Specialty Holdings Ltd.	1.5%
		Total of Net Assets	16.1%

*"Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Investment in Securities
at November 30, 2010
		Space			Space			Space
		Value			Value			Value
	Shares	(Note 2)		Shares	(Note 2)		Shares	(Note 2)

Domestic Common Stocks 89.7%			Superior Energy Services,Inc.*	1,265,000	$ 42,238,350	MedAssets, Inc.*	1,300,000	$ 24,108,500
Consumer Discretionary 13.5%					171,085,950	NuVasive, Inc.*	645,000	15,067,200
Buffalo Wild Wings, Inc.*	585,000	$ 28,366,650				Owens & Minor, Inc.	525,000	14,831,250
Dress Barn, Inc.*	1,175,000	29,022,500	Financials 8.7%			Quality Systems, Inc.	410,000	26,440,900
Gildan Activewear, Inc.*	570,000	17,145,600	Bancorpsouth, Inc.	373,900	4,804,615
			Delphi Financial Group,			Sirona Dental Systems, Inc.*	504,900	19,080,171
Iconix Brand Group, Inc.*	1,725,000	32,223,000	Inc.	475,000	12,198,000
LKQ Corp.*	1,465,000	31,607,375	East West Bancorp, Inc.	1,605,000	27,830,700	Techne Corp.	460,000	27,632,200
Morningstar, Inc.	320,000	16,131,200				West Pharmaceutical Services, Inc.	405,000	15,357,600
			HoldingsEndurance Specialty Ltd.	765,000	33,744,150			314,876,554
Penn National Gaming, Inc.*	600,000	21,066,000	First Midwest Bancorp, Inc.	1,785,000	16,725,450	Industrials 17.6%
Phillips-Van Heusen Corp.	260,000	17,638,400				Aerovironment, Inc.*	570,000	14,079,000
Texas Roadhouse, Inc.*	1,610,000	27,514,900	HCC Insurance Holdings, Inc.	745,000	20,919,600	Clarcor, Inc.	605,000	24,629,550
Tractor Supply Co.	810,000	34,400,700	Portfolio Recovery
Vitamin Shoppe, Inc.*	36,200	1,068,262	Associates, Inc.*	295,000	18,694,150	Copart, Inc.*	735,000	26,077,800
WMS Industries, Inc.*	450,000	19,957,500	Prosperity Bancshares, Inc.	440,000	14,317,600	Corrections Corp. of America*	770,000	18,595,500
			Signature Bank*	530,000	23,293,500
Wolverine World Wide, Inc.	805,000	25,156,250				Curtiss-Wright Corp.	525,000	16,311,750
		301,298,337	Stifel Financial Corp.*	425,000	22,027,750
					194,555,515	Forward Air Corp.	640,000	17,612,800
Consumer Staples 4.3%			Health Care 14.2%			Gardner Denver, Inc.	355,000	23,234,750
Casey's Inc. General Stores,	450,000	17,885,250	American Medical Systems
			Holdings, Inc.*	1,275,000	22,860,750	Healthcare Services Group,Inc.	1,485,000	23,656,050
Flowers Foods, Inc.	1,070,000	28,034,000
			Bio-Rad Laboratories, Inc.*	210,000	19,603,500	Heartland Express, Inc.	1,445,000	22,325,250
Hain Celestial Group, Inc.*	1,070,000	28,365,700	Catalyst Health Solutions,			IDEX Corp.	840,000	31,474,800
Nu Skin Enterprises, Inc.	648,600	20,502,246	Inc.*	635,000	27,254,200	II-VI, Inc.*	507,500	20,721,225
		94,787,196
			Dionex Corp.*	208,960	19,050,883	Kaydon Corp.	500,000	17,490,000
Energy 7.7%						Middleby Corp.*	310,000	24,945,700
CARBO Ceramics, Inc.	215,000	20,887,250	Endo Pharmaceuticals Holdings, Inc.*	380,000	13,683,800	MSC Industrial Direct Co.	310,000	18,643,400
Comstock Resources, Inc.*	610,000	14,945,000	Gen-Probe, Inc.*	315,000	16,335,900	Ritchie Bros Auctioneers,
Core Laboratories NV	295,000	25,252,000	Haemonetics Corp.*	280,000	16,461,200	Inc.	995,000	19,919,900
Dril-Quip, Inc.*	365,000	28,265,600	ICU Medical, Inc.*	480,000	17,592,000	Toro Co.	280,000	16,298,800
Oil States Int'l., Inc.*	400,000	23,732,000	Integra LifeSciences			Wabtec Corp.	485,000	22,421,550
Resolute Energy Corp.*	1,225,000	15,765,750	Holdings Corp.*	450,000	19,516,500

The accompanying notes are an integral part of the financial statements.

Sentinel Small Company Fund

		Space		Principal
		Value		Amount	Value
	Shares	(Note 2)		(M=$1,000)	(Note 2)

Waste Connections, Inc.	1,305,000	$ 33,930,000	Corporate Short-Term Notes 2.4%
		392,367,825
Information Technology 18.4%			Caterpillar Financial Services
ANSYS, Inc.*	705,000	34,192,500	0.18%, 12/07/10	10,000 M	$ 9,999,700
			Chevron Funding
Diodes, Inc.*	1,610,000	39,767,000	0.18%, 12/02/10	10,000 M	9,999,950
			Coca-Cola Co.
Factset Research Systems, Inc.	220,000	19,507,400	0.23%, 01/11/11	640 M	639,832
Hittite Microwave Corp.*	405,000	23,182,200	Colgate Palmolive Co.
Intersil Corp.	1,380,000	17,595,000	0.17%, 12/20/10	10,000 M	9,999,103
			Nestle Capital Corp.
j2 Global Communications, Inc.*	930,000	24,905,400	0.17%, 12/06/10	13,000 M	12,999,693
			UPS, Inc.
Jack Henry & Associates, Inc.	840,000	22,965,600	0.1%, 12/03/10	10,000 M	9,999,945
Mantech Int'l. Corp.*	600,000	23,952,000	Total Corporate Short-Term Notes
Micros Systems, Inc.*	735,000	32,134,200	(Cost $53,638,223)		53,638,223
Open Text Corp.*	865,000	36,840,350	U.S. Government Obligations 2.7%
Plantronics, Inc.	420,000	15,023,400	Federal Farm Credit Bank 0.3%
Polycom, Inc.*	915,000	33,859,575	Agency Discount Notes:
Power Integrations, Inc.	565,000	22,763,850	0.11%, 12/03/10	7,000 M	6,999,957
Progress Software Corp.*	620,000	23,913,400	Federal Home Loan Bank 2.4%
Riverbed Technology, Inc.*	470,000	15,937,700	Agency Discount Notes:
			Federal Home Loan Bank
Rofin-Sinar Technologies, Inc.*	795,000	22,824,450	0.08%, 12/08/10	15,000 M	14,999,767
		409,364,025	Federal Home Loan Bank
			0.1%, 12/10/10	17,000 M	16,999,575
Materials 3.6%			Federal Home Loan Bank
AptarGroup, Inc.	470,000	21,464,900	0.07%, 12/13/10	10,000 M	9,999,766
Rockwood Holdings, Inc.*	945,000	36,070,650	Federal Home Loan Bank
Silgan Holdings, Inc.	640,000	21,913,600	0.1%, 12/22/10	10,000 M	9,999,417
		79,449,150			51,998,525
			Total U.S. Government
Telecommunication Services 0.6%			Obligations
Cbeyond, Inc.*	995,000	13,114,100	(Cost $58,998,482)		58,998,482
Utilities 1.1%			Total Investments 99.3%
Atmos Energy Corp.	370,000	11,125,900	(Cost $1,739,155,214)†		2,209,046,907
ITC Holdings Corp.	225,000	13,623,750	Other Assets in Excess of
		24,749,650	Liabilities 0.7%		15,271,616
Total Domestic Common Stocks
(Cost $1,529,915,931)		1,995,648,302	Net Assets 100.0%		$ 2,224,318,523
Real Estate Investment Trusts 2.3%
Financials 2.3%			* Non-income producing.
			†	Cost for federal income tax purposes is $1,742,294,047. At
Corporate Office Properties Trust (a)	575,000	19,498,250	November 30, 2010 unrealized appreciation for federal
			income tax purposes aggregated $466,752,860 of which
Healthcare Realty Trust,			$512,377,459 related to appreciated securities and
Inc. (a)	655,000	13,519,200	$45,624,599 related to depreciated securities.
Home Properties, Inc. (a)	340,000	18,220,600	(a)	Return of capital paid during the fiscal period.
Total Real Estate Investment Trusts
(Cost $45,679,911)		51,238,050	ADR - American Depositary Receipt
Foreign Stocks & ADR's 2.2%
Ireland 0.6%
ICON PLC ADR*	725,000	14,594,250
Israel 1.6%
NICE Systems Ltd. ADR*	1,140,000	34,929,600
Total Foreign Stocks & ADR's
(Cost $50,922,667)		49,523,850

The accompanying notes are an integral part of the financial statements.

Sentinel Sustainable Core Opportunities Fund

(Unaudited)

The Sentinel Sustainable Core Opportunities Fund had a return of 9.80%* for the fiscal year ending November 30, 2010, compared to a same time period return of 9.94% for the Fund’s benchmark, the Standard & Poor’s 500 Index1 and an 11.48% return for the Russell 1000 Index.2 The Morningstar Large Blend category3 had a return of 9.69% for the same time period.

The Fund owns a diversified portfolio of high-quality companies with strong fundamentals and reasonable valuations, as well as a strong adherence to sustainable and ethical business practices. Throughout this past fiscal year, our stock and sector selection strategy allowed us to maintain a close margin to a market that rewarded both momentum and deep-value plays. Despite an uncertain economic backdrop, the best-performing sectors in the stock market (as measured by the S&P 500 Index) were Consumer Discretionary, Industrials and Technology, areas where the Fund was reasonably well represented. Among the weakest sectors during the past year were Health Care and Financials.

The fiscal year presented plenty of volatility in the equity markets, as economic indicators pointed to conflicting trends. While we continued shifting into stocks more likely to benefit from an eventual economic rebound, many investors sought a more aggressive stance in their strategy, with stocks of airlines, autos and luxury goods manufacturers outperforming significantly. Throughout this past year, we continued our selective increases in the Technology and Financials sectors. We lowered our Industrial and Health Care stakes, as growth prospects moderated for these sectors. The overall growth outlook is modest due to global economic conditions. However, on a relative basis we believe the risk / reward scenario for our holdings is attractive given reasonable valuations, and the very sound financial strength of the companies we own in the Fund.

Despite the volatile equity market experienced over the last year, we are optimistic about finding attractive opportunities for total returns and modest levels of risk in high-quality, large-cap stocks. The Fund owned, in aggregate, shares of companies that were growing earnings at attractive rates, generating free cash flow, and managing their capital prudently, while ascribing to the tenets of good corporate citizenship through strong ethical standards and practices. It is in these types of companies where we plan to continue to invest the bulk of the Sentinel Sustainable Core Opportunities Fund’s assets.

Thank you for your continued support.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

1 The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation. An investment cannot be made directly in an index.

2 The Russell 1000 Index is an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe. An investment cannot be made directly in an index.

3 An average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Sentinel Sustainable Core Opportunities Fund

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000, or $1,000,000 in the case of Class I shares; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Note that Fund performance for Class A shares in the above graph reflects the maximum 5% sales charge and includes expenses and management fees, while index performances do not; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no sales charge.

Note that Fund performance for Class I shares reflects all expenses and management fees. Performance shown for the indices does not include fees or expenses. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

Performance for the Fund’s Class A shares (a) from September 24, 2001 to April 4, 2008 is based on the performance of the predecessor Citizens Value Fund and (b) prior to September 24, 2001 on the Citizens Value Fund’s predecessor, the Meyers Pride Value Fund, which were offered without a sales load, restated to reflect the sales loads of the Class A shares. Performance prior to April 4, 2008 does not reflect the higher Rule 12b-1 fees for Class A in effect on and after April 4, 2008. If it did, returns would be lower. Performance for the Fund’s Class I shares (a) from March 31, 2006 to April 4, 2008 is based on the performance of the Institutional shares of the Fund’s predecessor Citizens Value Fund, (b) from September 24, 2001 to March 31, 2006 is based on the performance of the Standard shares of the Citizens Value Fund, and (c) prior to September 24, 2001 is based on the performance of the Citizens Fund’s predecessor, the Meyers Pride Value Fund.

The following are total annual operating expense ratios for Sentinel Sustainable Core Opportunities Fund Class A & I shares: A - 1.50%, I - 0.96%. Expense ratio data for Class A & I shares is sourced from the prospectus dated March 30, 2010.

Large company stocks as a group could fall out of favor with the market and underperform investments that focus on small and mid-sized company stocks.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation. An investment cannot be made directly in an index.

The Russell 1000 Index is an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe.

An investment cannot be made directly in an index.

Sentinel Sustainable Core Opportunities Fund

Fund Profile
at November 30, 2010
Top Sectors
Sector	Percent of Net Assets	Sector	Percent of Net Assets
Information Technology	18.6%	Consumer Discretionary	8.8%
Health Care	14.3%	Consumer Staples	8.7%
Energy	13.5%	Telecommunication Services	3.2%
Industrials	13.4%	Materials	2.8%
Financials	12.6%	Utilities	2.3%

Top 10 Holdings*
Description	Percent of Net Assets	Description	Percent of Net Assets
ConocoPhillips	3.2%	FedEx Corp.	2.1%
Int'l. Business Machines Corp.	2.6%	Danaher Corp.	2.0%
Procter & Gamble Co.	2.3%	PepsiCo, Inc.	2.0%
Marathon Oil Corp.	2.2%	Johnson & Johnson	1.9%
Emerson Electric Co.	2.2%	Bucyrus Int'l., Inc.	1.9%
		Total of Net Assets	22.4%

*"Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Investment in Securities
at November 30, 2010

		Space			Space			Space
		Value			Value			Value
	Shares	(Note 2)		Shares	(Note 2)		Shares	(Note 2)
Domestic Common Stocks 94.5%			Financials 12.6%			Industrials 13.4%
Consumer Discretionary 8.8%			ACE Ltd.	30,000	$ 1,755,600	Bucyrus Int'l., Inc.	40,000	$ 3,566,400
Coach, Inc.	10,000	$ 565,400	American Express Co.	40,000	1,728,800	Canadian Pacific Railway Ltd.	50,000	3,199,500
Gap, Inc.	50,000	1,068,000	Bank of America Corp.	70,000	766,500	Danaher Corp.	90,000	3,892,500
McDonald's Corp.	25,000	1,957,500	Bank of New York Mellon Corp.	60,000	1,619,400	Emerson Electric Co.	75,000	4,130,250
McGraw-Hill Cos., Inc.	50,000	1,724,500	Chubb Corp.	28,500	1,624,785	FedEx Corp.	45,000	4,100,400
News Corp.	125,000	1,903,750	Goldman Sachs Group, Inc.	15,000	2,342,100	Parker Hannifin Corp.	40,000	3,209,200
Nike, Inc.	20,000	1,722,600	JPMorgan Chase & Co.	72,774	2,720,292	Precision Castparts Corp.	25,000	3,451,750
Omnicom Group, Inc.	40,000	1,817,600	MetLife, Inc.	30,000	1,144,500			25,550,000
Time Warner Cable, Inc.	45,000	2,769,300	Morgan Stanley	60,000	1,467,600	Information Technology 17.3%
Time Warner, Inc.	75,000	2,211,750	The Travelers Cos., Inc.	50,000	2,699,500	Accenture PLC	50,000	2,166,000
TJX Cos., Inc.	20,000	912,200	Toronto-Dominion Bank	30,000	2,183,700	Activision Blizzard, Inc.	80,000	939,200
		16,652,600	US Bancorp	80,000	1,902,400	Adobe Systems, Inc.*	25,000	693,250
Consumer Staples 8.7%			Wells Fargo & Co.	75,000	2,040,750	Broadcom Corp.	40,000	1,779,600
CVS Caremark Corp.	50,000	1,550,000			23,995,927	Check Point Software
HJ Heinz Co.	50,000	2,413,500	Health Care 13.4%			Technologies Ltd.*	50,000	2,143,500
Kellogg Co.	50,000	2,461,500	Aetna, Inc.	40,000	1,184,800	Cisco Systems, Inc.*	100,000	1,916,000
Kraft Foods, Inc.	65,000	1,966,250	Amgen, Inc.*	25,000	1,317,250	Dell, Inc.*	51,000	674,220
PepsiCo, Inc.	57,500	3,716,225	Becton Dickinson & Co.	36,594	2,851,771	Dolby Laboratories, Inc.*	20,000	1,265,800
Procter & Gamble Co.	72,500	4,427,575	Bristol-Myers Squibb Co.	100,000	2,524,000	EMC Corp.*	100,000	2,149,000
		16,535,050	Celgene Corp.*	25,000	1,484,500	Int'l. Business Machines Corp.	35,000	4,951,100
Energy 13.5%			Covidien PLC	25,000	1,051,750	Juniper Networks, Inc.*	25,000	850,500
Apache Corp.	20,000	2,152,800	Forest Laboratories, Inc.*	37,500	1,195,875	KLA-Tencor Corp.	40,000	1,466,800
ConocoPhillips	100,000	6,017,000	Gen-Probe, Inc.*	15,000	777,900	Microsoft Corp.	110,890	2,795,537
Devon Energy Corp.	50,000	3,528,500	Gilead Sciences, Inc.*	40,000	1,460,000	NetApp, Inc.*	45,000	2,291,850
EOG Resources, Inc.	10,000	889,500	Johnson & Johnson	60,000	3,693,000	Seagate Technology PLC*	27,000	362,070
Marathon Oil Corp.	125,000	4,183,750	Medco Health Solutions, Inc.*	25,000	1,533,000	Teradata Corp.*	50,000	2,054,500
Transocean Ltd.*	35,000	2,346,050	Merck & Co., Inc.	60,000	2,068,200	Texas Instruments, Inc.	106,080	3,373,344
Weatherford Int'l. Ltd.*	150,000	3,061,500	Pfizer, Inc.	150,000	2,443,500	Visa, Inc.	15,000	1,107,750
Williams Cos., Inc.	150,000	3,421,500	Zimmer Holdings, Inc.*	40,000	1,970,400			32,980,021
		25,600,600			25,555,946

The accompanying notes are an integral part of the financial statements.

Sentinel Sustainable Core Opportunities Fund

		Space
		Value
	Shares	(Note 2)
Materials 2.8%
Crown Holdings, Inc.*	100,000	$ 3,103,000
Praxair, Inc.	25,000	2,301,250
		5,404,250
Telecommunication Services 1.7%
AT&T, Inc.	50,000	1,389,500
Rogers Communications, Inc.	50,000	1,771,000
		3,160,500
Utilities 2.3%
AES Corp.*	200,000	2,162,000
Allegheny Energy, Inc.	100,000	2,282,000
		4,444,000
Total Domestic Common Stocks
(Cost $173,038,190)		179,878,894
Foreign Stocks & ADR's 3.7%
Germany 1.3%
SAP AG ADR	50,000	2,346,500
Israel 0.9%
Teva Pharmaceutical
Industries Ltd. ADR	35,000	1,751,400
Mexico 1.5%
America Movil SA de CV ADR	50,000	2,823,000
Total Foreign Stocks & ADR's
(Cost $6,333,026)		6,920,900
	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
Corporate Short-Term Notes 1.4%
Nestle Capital Corp.
0.11%, 12/06/10	2,000 M	1,999,969
Procter & Gamble
0.19%, 12/02/10	750 M	749,996
Total Corporate Short-Term Notes
(Cost $2,749,965)		2,749,965
Total Investments 99.6%
(Cost $182,121,181)†		189,549,759

Other Assets in Excess of
Liabilities 0.4%		836,486

Net Assets 100.0%	$ 190,386,245

* Non-income producing
†	Cost for federal income tax purposes is $182,201,946. At
November 30, 2010 unrealized appreciation for federal
income tax purposes aggregated $7,347,813 of which
$27,956,287 related to appreciated securities and
$20,608,474 related to depreciated securities.
ADR	- American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Sentinel Sustainable Growth Opportunities Fund

(Unaudited)

During the fiscal year ending November 30, 2010, the equity markets focused largely on macroeconomic factors and were highly volatile. During the first part of the fiscal year, the equity markets started positively, given prospects for continued economic growth, improved profitability and low interest rates. The markets reversed in May over concerns about the sovereign debt crisis in Europe, potential slowdown in China, oil spill in the Gulf of Mexico, persistent 10% U.S. unemployment, anemic housing recovery and uncertainty over higher taxes.

In July, the equity markets reversed course again given broadening economic growth, continued corporate productivity gains, less concern over sovereign debt and slowdown in China and historically low interest rates. The equity markets ended the November fiscal year at annual highs.

The Sentinel Sustainable Growth Opportunities Fund increased 23.02%* for the fiscal year ending November 30, 2010 compared to an increase of 26.33% for the Russell Midcap Growth Index.1

All sectors contributed to the portfolio’s performance in the fiscal year, the strongest being Consumer Discretionary, Information Technology, Industrials, Consumer Staples and Energy. Stocks that contributed the greatest gains were AutoZone, Dollar Tree, BE Aerospace, Cognizant Technology, NetApp, Tiffany and Dolby. Underperforming stocks included BlackRock, Equinix, and NuVasive.

Sectors that contributed the most to the portfolio’s performance in the first half of the fiscal year were Consumer Discretionary, Information Technology, Industrials and Health Care. Stocks that contributed the greatest gains were Dolby, Chattem, Dollar Tree, BE Aerospace, Airgas, AutoZone and Aeropostale. Sectors in the portfolio that declined were Financials and Energy. Underperforming stocks included BlackRock, Noble Corp., Consolidated Energy, McAfee and Peabody Energy.

All sectors contributed to the portfolio’s performance in the second half of the fiscal year, the strongest being Information Technology, Consumer Discretionary, Energy, Industrials, and Consumer Staples. Stocks that contributed the greatest gains were AutoZone, Dollar Tree, Peabody Energy, Cognizant Technology, Tiffany, and BE Aerospace. Underperforming stocks in the portfolio included NuVasive, Equinix and Strayer Education.

We continue to focus on U.S.-based companies participating in global growth, especially growth in emerging markets; technology companies where new products and upgrade cycles in computers and communications are underway both domestically and internationally; and companies with growing earnings and dividends and potential for increased dividend payouts.

We look for global growth in 2011 of 3.5-4.0% with emerging markets growing some 6% and developed markets about 2.5%. The continuation of the same individual tax rates in the United States that we have had for the past several years and the 13-month reduction in the individual Social Security tax has raised our outlook somewhat for U.S. economic growth and job creation in 2011. At the same time,

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

The name of the Sentinel Sustainable Emerging Companies Fund was changed to the Sentinel Sustainable Growth Opportunities Fund effective December 18, 2008.

1 The Russell Midcap Growth Index is an unmanaged index that measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. An investment cannot be made directly in an index.

Sentinel Sustainable Growth Opportunities Fund

China and India are expected to grow some 8–9%. The demand for infrastructure, such as for power plants, transmission lines and highways, in emerging markets is spurring dramatic demand for energy and basic materials such as copper and iron ore. Rising living standards are increasing the demand for housing, automobiles, higher protein diets and brand name discretionary and luxury goods.

The demand for cars is especially impressive. For example, China’s domestic passenger vehicle sales may hit 17 million units this year, equaling the peak annual level in the United States, and that number could reach 40 million by 2020. The increased number of vehicles will put significant pressure on global oil supply and the pricing thereof even if the developed world of the United States, Europe and Japan holds their use of oil flat. China became the largest global consumer of energy in 2009.

Many U.S. companies in which we are invested now derive more than 50% of their sales internationally and more than 20% of sales from emerging markets. Besides more robust growth in less developed markets, tax rates can be substantially lower than the 35% U.S. corporate tax rate. Capital generally flows to investment opportunities with the highest risk-adjusted returns.

In addition to above-average growth in emerging markets, technology innovation is advancing briskly and producing new products and services, e.g., smart phones, electronic tablets and cloud computing. As of the end of November, the Information Technology sector accounted for 21.6% of the Sustainable Growth Opportunities Fund’s portfolio.

Valuations are attractive historically and dividend returns compare favorably to low interest rate yields. Dividends have the potential to expand on rising earnings. We also believe that many companies can increase their dividend payouts, thereby potentially enhancing future returns.

We continue to focus on companies with diversified product lines and geographic exposure, financial strength and access to the capital markets.

Sentinel Sustainable Growth Opportunities Fund

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000, or $1,000,000 in the case of Class I shares; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Note that Fund performance for Class A shares in the above graph reflects the maximum 5% sales charge and includes expenses and management fees, while index performance does not; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no sales charge.

Note that Fund performance for Class I shares reflects all expenses and management fees. Performance shown for the index does not include fees or expenses. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

Performance for the Fund’s Class A shares prior to their inception on April 4, 2008 is based on the performance of the predecessor Citizens Emerging Growth Fund, whose inception was on February 8, 1994, and was offered without a sales load, restated to reflect the sales loads of the Class A shares. Performance prior to April 4, 2008 does not reflect the higher Rule 12b-1 fees for Class A in effect on and after April 4, 2008. If it did, returns would be lower. Performance for the Fund’s Class I shares (a) from November 1, 1999 to April 4, 2008 is based on the performance of the Institutional shares and (b) prior to November 1, 1999 is based on the performance of the Standard shares of the Fund’s predecessor Citizens Emerging Growth Fund.

The following are total annual operating expense ratios for Sentinel Sustainable Growth Opportunities Fund Class A & I shares: A - 1.61%, I - 2.85%. Expense ratio data for Class A & I shares is sourced from the prospectus dated March 30, 2010.

Small and mid-sized company stocks can be more volatile than large company stocks.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The Russell Midcap Growth Index is an unmanaged index that measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. An investment cannot be made directly in an index.

Sentinel Sustainable Growth Opportunities Fund

Fund Profile
at November 30, 2010
Top Sectors
Sector	Percent of Net Assets	Sector	Percent of Net Assets
Information Technology	21.6%	Financials	7.9%
Consumer Discretionary	17.6%	Consumer Staples	5.2%
Industrials	14.6%	Materials	3.9%
Health Care	11.6%	Telecommunication Services	2.7%
Energy	11.4%	Utilities	2.1%

Top 10 Holdings*
Description	Percent of Net Assets	Description	Percent of Net Assets
AutoZone, Inc.	3.5%	Tiffany & Co.	2.5%
Dollar Tree, Inc.	3.1%	NetApp, Inc.	2.3%
Cognizant Technology Solutions Corp.	3.1%	Amphenol Corp.	2.2%
BE Aerospace, Inc.	2.8%	Dolby Laboratories, Inc.	2.2%
Express Scripts, Inc.	2.7%	BlackRock, Inc.	2.2%
		Total of Net Assets	26.6%

*"Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Investment in Securities
at November 30, 2010

		Space			Space			Space
		Value			Value			Value
	Shares	(Note 2)		Shares	(Note 2)		Shares	(Note 2)
Domestic Common Stocks 95.3%			Financials 7.9%			Stericycle, Inc.*	31,000	$ 2,290,900
Consumer Discretionary 17.6%			Affiliated Managers Group,					16,428,082
Aeropostale, Inc.*	25,000	$ 675,750	Inc.*	19,800	$ 1,730,718	Information Technology 21.6%
AutoZone, Inc.*	15,200	3,943,032	BlackRock, Inc.	15,000	2,445,000	Activision Blizzard, Inc.	40,000	469,600
Bed Bath & Beyond, Inc.*	35,700	1,561,518	HCC Insurance Holdings, Inc.	40,200	1,128,816	Amphenol Corp.	50,300	2,516,509
Darden Restaurants, Inc.	25,000	1,223,750	Invesco Ltd.	56,000	1,217,440	Analog Devices, Inc.	20,000	711,200
Dick's Sporting Goods, Inc.*	15,500	530,255	Northern Trust Corp.	14,700	739,410	ANSYS, Inc.*	46,500	2,255,250
Dollar General Corp.*	12,500	410,500	T Rowe Price Group, Inc.	28,000	1,633,240	Broadcom Corp.	10,000	444,900
Dollar Tree, Inc.*	64,650	3,552,518			8,894,624	Citrix Systems, Inc.*	13,300	883,386
Strayer Education, Inc.	2,500	339,675	Health Care 10.1%			Cognizant Technology Solutions Corp.*	54,000	3,508,920
Tiffany & Co.	45,000	2,794,500	BioMarin Pharmaceuticals, Inc.*	45,300	1,226,724	Dolby Laboratories, Inc.*	39,500	2,499,955
VF Corp.	28,500	2,362,080	CR Bard, Inc.	9,700	823,045	Equinix, Inc.*	20,000	1,552,000
Yum! Brands, Inc.	47,000	2,353,760	Express Scripts, Inc.*	58,000	3,021,220	Juniper Networks, Inc.*	26,300	894,726
Consumer Staples 5.2%		19,747,338	Gen-Probe, Inc.*	18,400	954,224	Maxim Integrated Products, Inc.	35,000	813,750
Corn Products Int'l., Inc.	37,000	1,595,440	Laboratory Corp of AmericaHoldings*	14,200	1,164,826	McAfee, Inc.*	35,000	1,639,750
HJ Heinz Co.	45,700	2,205,939	Life Technologies Corp.*	48,400	2,410,562	Molex, Inc. - Class A	105,000	1,829,100
JM Smucker Co.	32,000	2,024,000	NuVasive, Inc.*	40,300	941,408	NetApp, Inc.*	50,000	2,546,500
		5,825,379	Wright Medical Group, Inc.*	60,000	791,400	Nuance Communications, Inc.*	99,000	1,749,825
Energy 11.4%					11,333,409			24,315,371
Consol Energy, Inc.	29,300	1,229,428	Industrials 14.6%			Materials 2.1%
Continental Resources, Inc.*	30,200	1,614,190	BE Aerospace, Inc.*	88,800	3,152,400	Commercial Metals Co.	18,000	276,660
Core Laboratories NV	20,600	1,763,360	Donaldson Co., Inc.	25,600	1,389,824	Crown Holdings, Inc.*	51,000	1,582,530
FMC Technologies, Inc.*	18,000	1,516,320	Flowserve Corp.	18,500	1,951,010
Noble Corp.	36,000	1,221,120	Jacobs Engineering Group,			Thompson Creek Metals Co., Inc.*	40,000	486,000
Peabody Energy Corp.	41,000	2,411,210	Inc.*	24,000	924,000			2,345,190
Range Resources Corp.	12,200	512,278	Landstar System, Inc.	28,000	1,006,600	Telecommunication Services 2.7%
SM Energy Co.	30,000	1,490,700	Nordson Corp.	14,400	1,143,792	American Tower Corp.*	45,000	2,275,650
Southwestern Energy Co.*	30,300	1,096,860	Parker Hannifin Corp.	24,000	1,925,520	NII Holdings, Inc.*	20,300	786,828
		12,855,466	Precision Castparts Corp.	14,800	2,043,436			3,062,478
			Ritchie Bros Auctioneers, Inc.	30,000	600,600

The accompanying notes are an integral part of the financial statements.

Sentinel Sustainable Growth Opportunities Fund

Space
Value
Shares	(Note 2)
Utilities 2.1%

American Water Works Co.,Inc.	21,000	$ 514,710
ITC Holdings Corp.	31,000	1,877,050
2,391,760
Total Domestic Common Stocks
(Cost $83,529,024)	107,199,097
Exchange Traded Funds 1.8%
Materials 1.8%
SPDR Gold Trust*
(Cost $1,252,188)	15,000	2,031,300
Foreign Stocks & ADR's 1.5%
United Kingdom 1.5%
Shire Ltd. ADR
(Cost $1,254,932)	24,200	1,702,228
Total Investments 98.6%
(Cost $86,036,144)†	110,932,625

Other Assets in Excess of
Liabilities 1.4%	1,583,936

Net Assets 100.0%	$ 112,516,561

*	Non-income producing.

†	Cost for federal income tax purposes is $87,068,505. At
November 30, 2010 unrealized appreciation for federal
income tax purposes aggregated $23,864,120 of which
$28,048,062 related to appreciated securities and
$4,183,942 related to depreciated securities.
ADR	-	American Depositary Receipt
SPDR	-	Standard & Poor's Depository Receipts

The accompanying notes are an integral part of the financial statements.

Page intentionally left blank.

Statement of Assets and Liabilities

at November 30, 2010

				Conservative	Georgia Municipal
	Balanced	Capital Growth	Common Stock	Allocation	Bond
Assets
Investments at value	$ 223,482,431	$ 125,109,147	$ 1,107,015,826	$ 121,894,115	$ 24,808,107
Cash	3,989,381	768,911	17,342,256	2,080,104	120,486
Receivable for securities sold	988,699	680,170	–	1,977,399	–
Receivable for fund shares sold	14,598	30,695	790,867	476,007	–
Receivable for interest	337,169	–	–	361,365	349,397
Receivable for dividends	423,218	236,193	2,646,886	125,743	–
Total Assets	229,235,496	126,825,116	1,127,795,835	126,914,733	25,277,990

Liabilities
Payable for securities purchased	2,165,556	–	–	3,248,333	–
Payable for fund shares repurchased	535,777	159,804	592,582	196,885	–
Accrued expenses	107,634	50,884	387,191	48,127	12,973
Management fee payable	102,608	73,595	604,616	55,749	9,391
Distribution fee payable (Class A Shares)	52,236	29,843	212,589	22,606	–
Distribution fee payable (Class B Shares)	–	–	3,871	–	–
Distribution fee payable (Class C Shares)	9,650	2,596	22,969	26,010	–
Distribution fee payable (Class D Shares)	1,575	–	–	–	–
Fund accounting fee payable	6,709	3,737	33,338	3,603	742
Deferred compensation	72,547	34,824	305,706	39,848	3,511
Total Liabilities	3,054,292	355,283	2,162,862	3,641,161	26,617
Net Assets Applicable to All Outstanding Shares	$ 226,181,204	$ 126,469,833	$ 1,125,632,973	$ 123,273,572	$ 25,251,373

Net Assets Represent
Capital stock at par value	$ 136,473	$ 72,347	$ 380,464	$ 106,700	$ 25,068
Paid-in capital	174,402,923	94,233,841	755,016,497	124,629,267	23,721,014
Accumulated undistributed (distributions in excess of) net
investment income (loss)	407,285	204,895	1,802,343	138,100	(1,677)
Accumulated undistributed net realized gain (loss) on
investments	2,788,144	(7,420,535)	(2,799,519)	(8,973,327)	331,628
Unrealized appreciation (depreciation) of investments and
foreign exchange	48,446,379	39,379,285	371,233,188	7,372,832	1,175,340
Net Assets	$ 226,181,204	$ 126,469,833	$ 1,125,632,973	$ 123,273,572	$ 25,251,373
Investments at Cost	$ 175,036,052	$ 85,729,862	$ 735,782,638	$ 114,521,263	$ 23,632,767

Net Asset Value and Maximum Offering Price Per Share
Class A Shares*
Net Assets Applicable to Class A Shares/	$ 208,565,955	$ 119,625,636	$ 848,512,987	$ 91,217,568	N/A
Shares Outstanding	12,585,034	6,829,413	28,652,478	7,890,907	N/A
Net Asset Value per Share	$ 16.57	$ 17.52	$ 29.61	$ 11.56	N/A
Sales Charge**	0.87	0.92	1.56	0.61	N/A
Maximum Offering Price	$ 17.44	$ 18.44	$ 31.17	$ 12.17	N/A
Class B Shares*
Net Assets Applicable to Class B Shares/	N/A	N/A	$ 4,555,928	N/A	N/A
Shares Outstanding	N/A	N/A	159,601	N/A	N/A
Net Asset Value per Share***	N/A	N/A	$ 28.55	N/A	N/A
Class C Shares*
Net Assets Applicable to Class C Shares/	$ 11,628,051	$ 3,265,572	$ 27,952,458	$ 32,056,004	N/A
Shares Outstanding	699,979	199,858	973,957	2,779,072	N/A
Net Asset Value per Share***	$ 16.61	$ 16.34	$ 28.70	$ 11.53	N/A
Class D Shares*
Net Assets Applicable to Class D Shares/	$ 2,485,705	N/A	N/A	N/A	N/A
Shares Outstanding	150,319	N/A	N/A	N/A	N/A
Net Asset Value per Share***	$ 16.54	N/A	N/A	N/A	N/A
Class I Shares*
Net Assets Applicable to Class I Shares/	$ 3,501,493	$ 3,578,625	$ 244,611,600	N/A	$ 25,251,373
Shares Outstanding	211,988	205,428	8,260,380	N/A	2,506,781
Net Asset Value per Share***	$ 16.52	$ 17.42	$ 29.61	N/A	$ 10.07

See notes to Statement of Assets and Liabilities at the end of the schedule.
Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

	Government
	Securities	Growth Leaders	International Equity	Mid Cap^	Mid Cap Value
Assets
Investments at value	$ 828,662,626	$ 36,590,868	$ 162,470,401	$ 94,134,483	$ 170,314,864
Cash	233,214	670,846	792,851	660,575	887,370
Receivable for securities sold	14,830,515	–	–	490,954	323,247
Receivable for fund shares sold	3,496,761	103,265	154,501	68,319	177,860
Receivable for interest	2,821,938	–	–	–	–
Receivable for dividends	–	66,698	381,153	63,260	53,425
Total Assets	850,045,054	37,431,677	163,798,906	95,417,591	171,756,766

Liabilities
Payable for securities purchased	43,311,111	662,202	–	129,308	890,266
Payable for fund shares repurchased	1,898,801	61,689	106,478	106,172	472,186
Accrued expenses	243,015	26,211	91,545	72,585	75,326
Management fee payable	258,046	27,542	98,638	54,693	107,865
Distribution fee payable (Class A Shares)	103,453	7,714	39,181	21,164	20,369
Distribution fee payable (Class C Shares)	75,219	1,942	3,223	2,112	13,715
Fund accounting fee payable	23,460	1,088	5,008	2,777	5,112
Deferred compensation	99,703	3,431	38,251	40,859	18,329
Total Liabilities	46,012,808	791,819	382,324	429,670	1,603,168
Net Assets Applicable to All Outstanding Shares	$ 804,032,246	$ 36,639,858	$ 163,416,582	$ 94,987,921	$ 170,153,598

Net Assets Represent
Capital stock at par value	$ 719,697	$ 32,086	$ 100,283	$ 58,991	$ 126,411
Paid-in capital	769,025,361	34,109,780	157,489,935	96,173,139	160,867,168
Accumulated undistributed (distributions in excess of) net
investment income (loss)	479,481	36,687	2,544,297	(56,145)	3,006,394
Accumulated undistributed net realized gain (loss) on
investments	28,407,672	(5,270,832)	(23,824,914)	(22,487,357)	(22,378,978)
Unrealized appreciation (depreciation) of investments and
foreign exchange	5,400,035	7,732,137	27,106,981	21,299,293	28,532,603
Net Assets	$ 804,032,246	$ 36,639,858	$ 163,416,582	$ 94,987,921	$ 170,153,598
Investments at Cost	$ 823,262,591	$ 28,858,731	$ 135,371,498	$ 72,835,190	$ 141,782,245

Net Asset Value and Maximum Offering Price Per Share
Class A Shares*
Net Assets Applicable to Class A Shares/	$ 630,097,598	$ 30,852,929	$ 151,462,416	$ 85,755,779	$ 80,419,224
Shares Outstanding	56,403,665	2,682,445	9,287,135	5,307,106	6,006,616
Net Asset Value per Share	$ 11.17	$ 11.50	$ 16.31	$ 16.16	$ 13.39
Sales Charge**	0.26	0.61	0.86	0.85	0.70
Maximum Offering Price	$ 11.43	$ 12.11	$ 17.17	$ 17.01	$ 14.09
Class C Shares*
Net Assets Applicable to Class C Shares/	$ 91,383,002	$ 2,320,509	$ 3,735,708	$ 2,689,164	$ 16,413,423
Shares Outstanding	8,175,272	217,099	235,695	191,906	1,294,723
Net Asset Value per Share***	$ 11.18	$ 10.69	$ 15.85	$ 14.01	$ 12.68
Class I Shares*
Net Assets Applicable to Class I Shares/	$ 82,551,646	$ 3,466,420	$ 8,218,458	$ 6,542,978	$ 73,320,951
Shares Outstanding	7,390,792	309,060	505,470	400,047	5,339,757
Net Asset Value per Share***	$ 11.17	$ 11.22	$ 16.26	$ 16.36	$ 13.73

See notes to Statement of Assets and Liabilities at the end of the schedule.
Amounts designated as "-" are either $0 or have been rounded to $0.

Statement of Assets and Liabilities

	Short Maturity		Sustainable Core	Sustainable Growth
	Government	Small Company	Opportunities	Opportunities
Assets
Investments at value	$ 3,548,447,796	$ 2,209,046,907	$ 189,549,759	$ 110,932,625
Cash	303,259	20,726,099	725,392	1,566,213
Receivable for securities sold	172	–	–	189,347
Receivable for fund shares sold	34,187,236	2,345,379	27,507	15,243
Receivable for interest	10,714,962	–	–	–
Receivable for dividends	–	966,754	392,322	54,252
Receivable from fund administrator	–	–	–	1,400
Total Assets	3,593,653,425	2,233,085,139	190,694,980	112,759,080

Liabilities
Payable for securities purchased	–	4,404,743	–	–
Payable for fund shares repurchased	25,725,045	1,959,704	60,356	88,329
Accrued expenses	474,643	555,640	67,943	48,655
Management fee payable	1,154,439	1,026,936	111,718	65,045
Distribution fee payable (Class A Shares)	225,755	276,204	45,168	27,469
Distribution fee payable (Class B Shares)	–	9,081	–	–
Distribution fee payable (Class C Shares)	–	137,248	–	–
Distribution fee payable (Class S Shares)	1,537,425	–	–	–
Fund accounting fee payable	104,952	64,592	5,672	3,303
Deferred compensation	149,044	332,468	17,878	9,718
Total Liabilities	29,371,303	8,766,616	308,735	242,519
Net Assets Applicable to All Outstanding Shares	$ 3,564,282,122	$ 2,224,318,523	$ 190,386,245	$ 112,516,561

Net Assets Represent
Capital stock at par value	$ 3,835,492	$ 3,063,160	$ 159,720	$ 80,344
Paid-in capital	3,573,944,421	1,792,908,998	231,315,701	120,353,152
Accumulated undistributed (distributions in excess of) net
investment income (loss)	11,811	1,310,869	647,398	398
Accumulated undistributed net realized gain (loss) on
investments	(43,394,888)	(42,856,197)	(49,165,152)	(32,813,814)
Unrealized appreciation (depreciation) of investments and
foreign exchange	29,885,286	469,891,693	7,428,578	24,896,481
Net Assets	$ 3,564,282,122	$ 2,224,318,523	$ 190,386,245	$ 112,516,561
Investments at Cost	$ 3,518,562,510	$ 1,739,155,214	$ 182,121,181	$ 86,036,144

Net Asset Value and Maximum Offering Price Per Share
Class A Shares*
Net Assets Applicable to Class A Shares/	$ 1,068,841,010	$ 1,122,622,928	$ 179,907,144	$ 110,749,499
Shares Outstanding	115,032,900	154,144,520	15,096,575	7,912,022
Net Asset Value per Share	$ 9.29	$ 7.28	$ 11.92	$ 14.00
Sales Charge**	0.09	0.38	0.63	0.74
Maximum Offering Price	$ 9.38	$ 7.66	$ 12.55	$ 14.74
Class B Shares*
Net Assets Applicable to Class B Shares/	N/A	$ 10,717,901	N/A	N/A
Shares Outstanding	N/A	1,871,468	N/A	N/A
Net Asset Value per Share***	N/A	$ 5.73	N/A	N/A
Class C Shares*
Net Assets Applicable to Class C Shares/	N/A	$ 166,930,871	N/A	N/A
Shares Outstanding	N/A	25,409,141	N/A	N/A
Net Asset Value per Share***	N/A	$ 6.57	N/A	N/A
Class I Shares*
Net Assets Applicable to Class I Shares/	N/A	$ 924,046,823	$ 10,479,101	$ 1,767,062
Shares Outstanding	N/A	124,890,898	875,408	122,419
Net Asset Value per Share***	N/A	$ 7.40	$ 11.97	$ 14.43
Class S Shares*
Net Assets Applicable to Class S Shares/	$ 2,495,441,112	N/A	N/A	N/A
Shares Outstanding	268,516,282	N/A	N/A	N/A
Net Asset Value per Share***	$ 9.29	N/A	N/A	N/A

See notes to Statement of Assets and Liabilities at the end of the schedule.
Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

*	The redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
**	For the Balanced Fund, Capital Growth Fund, Common Stock Fund, Conservative Allocation Fund, Growth Leaders Fund, International Equity Fund, Mid Cap Fund, Mid Cap Value Fund, Small Company Fund, Sustainable Core Opportunities Fund and Sustainable Growth Opportunities Fund, the maximum offering price is 1000/950 times the net asset value per share. For the Georgia Municipal Bond Fund, the maximum offering price is 1000/960 times the net asset value per share. For the Government Securities Fund, the maximum offering price is 1000/977.5 times the net asset value per share. For the Short Maturity Government Fund, the maximum offering price is 1000/990 times the net asset value per share.
***	The maximum offering price is equal to the net asset value.
^	Name change. Formerly known as Sentinel Mid Cap Growth Fund.

Statement of Operations

				Conservative	Georgia Municipal
	Balanced	Capital Growth	Common Stock	Allocation	Bond
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	11/30/10	11/30/10	11/30/10	11/30/10	11/30/10
Investment Income
Income:
Dividends	$ 3,315,142	$ 1,941,784	$ 21,892,204	$ 1,124,954 *	$ 552
Interest	2,474,727	2,598	10,566	2,289,554	926,041
Total Income	$ 5,789,869	$ 1,944,382	$ 21,902,770	$ 3,414,508	$ 926,593
Expenses:
Management advisory fee	1,226,600	846,604	7,117,946	586,109	119,828
Transfer agent fees	501,790	281,193	1,441,429	203,960	36,251
Custodian fees	19,080	9,165	57,575	14,370	2,300
Distribution expense (Class A Shares)	613,991	343,530	2,467,807	240,993	31 **
Distribution expense (Class B Shares)	27,605 ***	–	63,004	32,099 ****	–
Distribution expense (Class C Shares)	112,186	29,051	241,592	230,244	–
Distribution expense (Class D Shares)	25,045	–	–	–	–
Distribution expense (Class S Shares)	–	–	–	–	–
Accounting and administration services	81,092	43,527	393,543	38,333	9,585
Auditing fees	12,000	8,250	37,100	6,000	4,501
Legal fees	9,825	5,350	47,100	2,400	1,001
Reports and notices to shareholders	27,325	13,650	81,000	10,800	200
Registration and filing fees	56,486	42,654	78,436	37,967	3,205
Directors' and Chief Compliance Officer's fees and
expenses	27,672	12,692	124,063	14,072	2,802
Other	6,386	3,263	20,701	12,303	8,640
Total Expenses	2,747,083	1,638,929	12,171,296	1,429,650	188,344
Net Investment Income (Loss)	3,042,786	305,453	9,731,474	1,984,858	738,249
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	3,910,924	577,213	(19,035)	3,239,667	304,833
Foreign currency transactions	–	–	–	(7,726)	–
Net realized gain (loss)	3,910,924	577,213	(19,035)	3,231,941	304,833
Net change in unrealized appreciation (depreciation)
during the period:
Investments	11,745,665	11,292,405	92,881,933	2,626,542	(230,165)
Foreign currency translations	–	–	–	(122)	–

Net change in unrealized appreciation (depreciation)	11,745,665	11,292,405	92,881,933	2,626,420	(230,165)
Net Realized and Unrealized Gain
(Loss) on Investments	15,656,589	11,869,618	92,862,898	5,858,361	74,668
Net Increase (Decrease) in Net Assets
from Operations	$ 18,699,375	$ 12,175,071	$ 102,594,372	$ 7,843,219	$ 812,917

See notes to Statement of Operations at the end of the schedule.
Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Government	Growth Leaders	International Equity	Mid Cap^	Mid Cap Value	Short Maturity	Small Company
Securities					Government
For the	For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
11/30/10	11/30/10	11/30/10	11/30/10	11/30/10	11/30/10	11/30/10

$ –	$ 614,691	$ 3,594,013 *	$ 762,135	$ 5,444,081 *	$ –	$ 15,679,386
27,393,590	554	2,438	2,307	11,209	73,790,378	91,108
$ 27,393,590	$ 615,245	$ 3,596,451	$ 764,442	$ 5,455,290	$ 73,790,378	$ 15,770,494

3,007,942	313,564	1,122,350	624,339	1,367,810	11,458,072	11,478,664
985,917	82,662	460,393	337,062	391,044	1,430,827	3,131,526
46,500	3,375	87,350	12,225	18,000	160,000	109,800
1,181,823	87,335	444,258	239,487	246,185	2,486,815	3,260,555
–	–	7,583 +	8,249 ++	–	–	191,591
780,424	23,973	35,938	23,989	167,845	–	1,623,712
–	–	–	–	–	–	–
–	–	–	–	–	14,051,555	–
270,084	12,538	57,698	32,095	65,647	1,030,916	709,757
30,500	5,000	7,800	5,325	7,000	154,000	82,800
32,200	1,200	6,475	4,225	7,100	161,000	96,300
45,200	5,225	26,350	19,500	25,300	140,000	193,000
86,335	40,435	47,502	49,074	46,757	217,938	96,713

76,666	2,998	18,412	13,414	17,469	261,260	195,012
72,402	3,440	40,904	1,012	8,370	371,245	151,788
6,615,993	581,745	2,363,013	1,369,996	2,368,527	31,923,628	21,321,218
20,777,597	33,500	1,233,438	(605,554)	3,086,763	41,866,750	(5,550,724)

35,278,283	544,251	(7,262,278)	7,911,764	21,680,057	9,591,408	113,072,415
–	–	(41,607)	–	(67,961)	–	–
35,278,283	544,251	(7,303,885)	7,911,764	21,612,096	9,591,408	113,072,415

(15,584,914)	1,819,988	15,441,183	8,887,935	2,385,202	2,580,890	300,472,414
–	–	(19,131)	–	–	–	–

(15,584,914)	1,819,988	15,422,052	8,887,935	2,385,202	2,580,890	300,472,414

19,693,369	2,364,239	8,118,167	16,799,699	23,997,298	12,172,298	413,544,829

$ 40,470,966	$ 2,397,739	$ 9,351,605	$ 16,194,145	$ 27,084,061	$ 54,039,048	$ 407,994,105

Statement of Operations

	Sustainable Core	Sustainable Growth
	Opportunities	Opportunities
	For the	For the
	Year Ended	Year Ended
	11/30/10	11/30/10
Investment Income
Income:
Dividends	$ 3,194,754	$ 826,491
Interest	4,495	2,082
Total Income	$ 3,199,249	$ 828,573
Expenses:
Management advisory fee	1,323,636	742,479
Transfer agent fees	478,695	349,449
Custodian fees	12,260	7,875
Distribution expense (Class A Shares)	534,276	313,659
Accounting and administration services	68,056	38,169
Auditing fees	5,650	5,000
Legal fees	7,450	3,550
Reports and notices to shareholders	30,100	14,000
Registration and filing fees	31,762	32,329
Directors' and Chief Compliance Officer's fees and
expenses	18,559	8,878
Other	3,086	788
Total Expenses	2,513,530	1,516,176
Expense Reimbursement	–	(1,400)
Net Expenses	2,513,530	1,514,776
Net Investment Income (Loss)	685,719	(686,203)
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	(2,756,462)	1,805,178
Foreign currency transactions	–	–
Net realized gain (loss)	(2,756,462)	1,805,178
Net change in unrealized appreciation (depreciation)
during the period:
Investments	19,772,638	20,958,978
Foreign currency translations	–	–
Net change in unrealized appreciation (depreciation)	19,772,638	20,958,978
Net Realized and Unrealized Gain
(Loss) on Investments	17,016,176	22,764,156
Net Increase (Decrease) in Net Assets
from Operations	$ 17,701,895	$ 22,077,953

Amounts designated as "-" are either $0 or have been rounded to $0.

^ Name change. Formerly known as Sentinel Mid Cap Growth Fund prior to March 30, 2010.

* Net of foreign tax withholding of $8,296 in the Sentinel Conservative Allocation Fund, $342,144 in the Sentinel International Equity Fund and $110,587 in the Sentinel Mid Cap Value Fund.

** All outstanding shares of the Sentinel Georgia Municipal Bond Fund Class A were converted into Sentinel Georgia Municipal Bond Fund Class I shares following the close of business on January 15, 2010.

*** All outstanding shares of the Sentinel Balanced Fund Class B were converted into Sentinel Balanced Fund Class A shares following the close of business on September 10, 2010.

**** All outstanding shares of the Sentinel Conservative Allocation Fund Class B were converted into Sentinel Conservative Allocation Fund Class A shares following the close of business on September 10, 2010.

+ All outstanding shares of the Sentinel International Equity Fund Class B were converted into Sentinel International Equity Fund Class A shares following the close of business on March 19, 2010.

++ All outstanding shares of the Sentinel Mid Cap Fund Class B were converted into Sentinel Mid Cap Fund Class A shares following the close of business on March 19, 2010.

The accompanying notes are an integral part of the financial statements.

Page intentionally left blank.

Statement of Changes in Net Assets

	Balanced		Capital Growth
	Year Ended	Year Ended	Year Ended	Year Ended
	11/30/10	11/30/09	11/30/10	11/30/09
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$ 3,042,786	$ 3,797,842	$ 305,453	$ 348,119
Net realized gain (loss) on sales of investments	3,910,924	2,499,045	577,213	5,223,731
Net change in unrealized appreciation (depreciation)	11,745,665	34,427,720	11,292,405	23,793,310
Net increase (decrease) in net assets from operations	18,699,375	40,724,607	12,175,071	29,365,160

Distributions to Shareholders
From net investment income
Class A Shares	(3,226,406)	(3,935,612)	(250,154)	(174,756)
Class B Shares	(9,197)*	(62,067)	–	–
Class C Shares	(72,434)	(81,546)	–	–
Class D Shares	(7,946)	(58,443)	–	–
Class I Shares	(44,881)	(59,698)	(6,055)	(13,633)
From net realized gain on investments
Class A Shares	–	–	–	–
Class C Shares	–	–	–	–
Class I Shares	–	–	–	–
Total distributions to shareholders	(3,360,864)	(4,197,366)	(256,209)	(188,389)

From Capital Share Transactions
Net proceeds from sales of shares (see note 5)
Class A Shares	21,774,936	25,995,153	9,030,972	10,569,478
Class B Shares	26,191 *	259,182	–	–
Class C Shares	3,082,787	4,921,037	378,848	440,763
Class D Shares	24,178	11,058	–	–
Class I Shares	321,981	393,224	228,058	381,738
Net asset value of shares issued in share conversions
Class A Shares issued upon conversion from another Class	2,628,867 *	–	–	–
Class I Shares issued upon conversion from another Class	–	–	–	–
Net asset value of shares in reinvestment of dividends and distributions
Class A Shares	2,884,740	3,470,971	202,482	141,703
Class B Shares	8,599 *	58,427	–	–
Class C Shares	65,111	72,915	–	–
Class D Shares	7,929	57,482	–	–
Class I Shares	42,016	55,819	5,713	12,887
	30,867,335	35,295,268	9,846,073	11,546,569
Less: Payments for shares reacquired (less any redemption fees, if applicable)
Class A Shares	(35,727,313)	(34,064,099)	(17,942,974)	(18,397,084)
Class B Shares	(2,159,525)*	(3,736,089)	–	–
Class C Shares	(2,259,093)	(2,098,413)	(328,376)	(416,797)
Class D Shares	(2,083,400)	(3,688,178)	–	–
Class I Shares	(326,592)	(364,753)	(425,693)	(491,044)
Class A Shares reacquired upon conversion into another Class	–	–	–	–
Class B Shares reacquired upon conversion into another Class	(2,628,867)*	–	–	–

Increase (decrease) in net assets from capital stock transactions	(14,317,455)	(8,656,264)	(8,850,970)	(7,758,356)
Total Increase (Decrease) in Net Assets for period	1,021,056	27,870,977	3,067,892	21,418,415
Net Assets: Beginning of period	$ 225,160,148	$ 197,289,171	$ 123,401,941	$ 101,983,526
Net Assets: End of period	$ 226,181,204	$ 225,160,148	$ 126,469,833	$ 123,401,941
Accumulated Undistributed Net Investment Income (Loss)	$ 407,285	$ 387,826	$ 204,895	$ 155,651
See notes to Statement of Changes in Net Assets at the end of the schedule.
Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Common Stock		Conservative Allocation		Georgia Municipal Bond		Government Securities
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
11/30/10	11/30/09	11/30/10	11/30/09	11/30/10	11/30/09	11/30/10	11/30/09

$ 9,731,474	$ 9,763,810	$ 1,984,858	$ 2,698,243	$ 738,249	$ 883,328	$ 20,777,597	$ 24,192,884
(19,035)	287,648	3,231,941	(2,375,171)	304,833	580,665	35,278,283	19,965,367
92,881,933	218,031,247	2,626,420	15,933,952	(230,165)	1,402,779	(15,584,914)	16,146,179
102,594,372	228,082,705	7,843,219	16,257,024	812,917	2,866,772	40,470,966	60,304,430

(6,525,628)	(7,232,902)	(1,875,556)	(2,362,876)	(220)***+	(25,997)***	(19,649,670)	(20,601,528)
–	(6,696)	(43,627)**	(245,925)	–	–	–	–
(15,585)	(34,871)	(352,821)	(327,792)	–	–	(1,954,705)	(1,341,595)
–	–	–	–	–	–	–	–
(2,899,184)	(2,619,207)	–	–	(740,963)***	(861,992)***	(2,954,394)	(4,450,432)

–	–	–	–	(2,501)+	(2,691)	(12,784,544)	–
–	–	–	–	–	–	(1,484,954)	–
–	–	–	–	(561,049)	(69,030)	(2,046,207)	–
(9,440,397)	(9,893,676)	(2,272,004)	(2,936,593)	(1,304,733)	(959,710)	(40,874,474)	(26,393,555)

63,373,522	78,772,778	30,536,010	23,302,824	– +	5,442	269,089,509	403,301,108
100,065	438,790	147,333 **	774,276	–	–	–	–
9,820,821	6,370,654	17,314,199	6,727,967	–	–	48,602,635	60,215,474
–	–	–	–	–	–	–	–
61,969,637	75,213,415	–	–	1,293,642	2,884,553	49,873,295	51,920,786

–	–	2,708,100 **	–	–	–	–	–
–	–	–	–	121,986 +	–	–	–

5,259,839	5,795,531	1,417,798	1,603,776	2,669 +	22,733	25,685,352	16,473,907
–	6,380	34,847 **	182,265	–	–	–	–
12,814	27,401	256,813	250,890	–	–	1,890,212	682,136
–	–	–	–	–	–	–	–
971,049	741,950	–	–	11,887	2,860	2,060,583	1,000,691
141,507,747	167,366,899	52,415,100	32,841,998	1,430,184	2,915,588	397,201,586	533,594,102

(110,769,527)	(99,241,159)	(23,944,885)	(24,552,707)	– +	(1,084,743)	(270,987,331)	(234,118,362)
(4,515,730)	(6,313,396)	(3,774,260)**	(8,248,531)	–	–	–	–
(4,492,118)	(5,005,277)	(3,624,389)	(3,053,416)	–	–	(27,945,921)	(10,350,496)
–	–	–	–	–	–	–	–
(69,969,459)	(50,650,499)	–	–	(3,707,029)	(5,995,989)	(65,427,128)	(65,192,392)
–	–	–	–	(121,986)+	–	–	–
–	–	(2,708,100)**	–	–	–	–	–

(48,239,087)	6,156,568	18,363,466	(3,012,656)	(2,398,831)	(4,165,144)	32,841,206	223,932,852
44,914,888	224,345,597	23,934,681	10,307,775	(2,890,647)	(2,258,082)	32,437,698	257,843,727
$ 1,080,718,085	$ 856,372,488	$ 99,338,891	$ 89,031,116	$ 28,142,020	$ 30,400,102	$ 771,594,548	$ 513,750,821
$ 1,125,632,973	$ 1,080,718,085	$ 123,273,572	$ 99,338,891	$ 25,251,373	$ 28,142,020	$ 804,032,246	$ 771,594,548
$ 1,802,343	$ 1,511,266	$ 138,100	$ 160,809	$ (1,677)	$ 10,965	$ 479,481	$ 581,668

Statement of Changes in Net Assets

	Growth Leaders		International Equity
	Year Ended	Year Ended	Year Ended	Year Ended
	11/30/10	11/30/09	11/30/10	11/30/09
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$ 33,500	$ 22,556	$ 1,233,438	$ 1,331,075
Net realized gain (loss) on sales of investments	544,251	(3,629,519)	(7,303,885)	(12,954,791)
Net change in unrealized appreciation (depreciation)	1,819,988	11,713,681	15,422,052	59,277,091
Net increase (decrease) in net assets from operations	2,397,739	8,106,718	9,351,605	47,653,375

Distributions to Shareholders
From net investment income
Class A Shares	(22,056)	–	(1,595,322)	(2,300,157)
Class C Shares	–	–	–	(3,978)
Class S Shares	–	–	–	–
Class I Shares	(609)	–	(105,134)	(145,278)
Return of Capital
Class A Shares	–	–	–	–
Class I Shares	–	–	–	–
Total distributions to shareholders	(22,665)	–	(1,700,456)	(2,449,413)

From Capital Share Transactions
Net proceeds from sales of shares (see note 5)
Class A Shares	9,067,999	15,483,057	17,927,622	16,466,615
Class B Shares	–	–	27,567 ++	122,685
Class C Shares	455,119	910,718	905,751	553,642
Class S Shares	–	–	–	–
Class I Shares	205,410	236,500	1,506,831	1,279,418
Net asset value of shares issued in share conversions
Class A Shares issued upon conversion from another Class	–	–	2,305,694 ++	–
Net asset value of shares in reinvestment of dividends and distributions
Class A Shares	17,972	–	1,455,948	2,087,639
Class C Shares	–	–	–	3,411
Class S Shares	–	–	–	–
Class I Shares	47	–	96,798	135,588
	9,746,547	16,630,275	24,226,211	20,648,998
Less: Payments for shares reacquired (less any redemption fees, if applicable)
Class A Shares	(10,667,219)	(9,717,671)	(25,335,609)	(26,083,253)
Class B Shares	–	–	(536,280)++	(1,592,685)
Class C Shares	(790,523)	(577,922)	(957,025)	(1,461,900)
Class S Shares	–	–	–	–
Class I Shares	(185,510)	(2,000,000)	(1,439,074)	(1,535,915)
Class B Shares reacquired upon conversion into another Class	–	–	(2,305,694)++	–

Increase (decrease) in net assets from capital stock transactions	(1,896,705)	4,334,682	(6,347,471)	(10,024,755)
Total Increase (Decrease) in Net Assets for period	478,369	12,441,400	1,303,678	35,179,207
Net Assets: Beginning of period	$ 36,161,489	$ 23,720,089	$ 162,112,904	$ 126,933,697
Net Assets: End of period	$ 36,639,858	$ 36,161,489	$ 163,416,582	$ 162,112,904
Accumulated Undistributed Net Investment Income (Loss)	$ 36,687	$ 25,848	$ 2,544,297	$ 1,395,050
See notes to Statement of Changes in Net Assets at the end of the schedule.
Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Mid Cap^		Mid Cap Value		Short Maturity Government		Small Company
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
11/30/10	11/30/09	11/30/10	11/30/09	11/30/10	11/30/09	11/30/10	11/30/09

$ (605,554)	$ (610,891)	$ 3,086,763	$ (3,078)	$ 41,866,750	$ 18,858,908	$ (5,550,724)	$ (3,944,391)
7,911,764	(14,786,279)	21,612,096	(41,075,515)	9,591,408	2,296,660	113,072,415	(151,223,446)
8,887,935	33,686,704	2,385,202	90,792,249	2,580,890	26,782,341	300,472,414	472,702,721
16,194,145	18,289,534	27,084,061	49,713,656	54,039,048	47,937,909	407,994,105	317,534,884

–	–	–	(141,931)	(26,180,938)	(14,458,829)	–	–
–	–	–	–	–	–	–	–
–	–	–	–	(41,748,231)	(8,759,237)	–	–
–	–	–	(301,924)	–	–	–	–

–	–	–	(157,759)	–	–	–	–
–	–	–	(335,592)	–	–	–	–
–	–	–	(937,206)	(67,929,169)	(23,218,066)	–	–

8,007,259	6,369,549	17,393,899	27,639,691	955,523,908	790,630,942	193,335,491	400,812,613
25,318 @	48,869	–	–	–	–	80,762	333,729
459,157	332,286	1,222,017	2,939,736	–	–	11,681,707	39,706,877
–	–	–	–	2,455,539,754	1,165,727,480	–	–
728,616	809,300	11,863,582	13,636,502	–	–	384,202,093	450,743,554

2,673,822 @	–	–	–	–	–	–	–

–	–	–	253,343	20,698,723	11,757,065	–	–
–	–	–	–	–	–	–	–
–	–	–	–	33,831,578	7,106,007	–	–
–	–	–	393,718	–	–	–	–
11,894,172	7,560,004	30,479,498	44,862,990	3,465,593,963	1,975,221,494	589,300,053	891,596,773

(13,857,709)	(17,947,557)	(31,978,530)	(35,927,075)	(680,907,831)	(217,099,188)	(334,567,921)	(272,052,024)
(421,240)@	(1,574,963)	–	–	–	–	(22,773,414)	(24,254,534)
(562,850)	(635,082)	(4,411,988)	(4,956,348)	–	–	(29,710,593)	(27,861,646)
–	–	–	–	(1,061,583,323)	(144,212,010)	–	–
(894,762)	(941,538)	(34,648,186)	(27,343,868)	–	–	(240,905,880)	(66,256,455)
(2,673,822)@	–	–	–	–	–	–	–

(6,516,211)	(13,539,136)	(40,559,206)	(23,364,301)	1,723,102,809	1,613,910,296	(38,657,755)	501,172,114
9,677,934	4,750,398	(13,475,145)	25,412,149	1,709,212,688	1,638,630,139	369,336,350	818,706,998
$ 85,309,987	$ 80,559,589	$ 183,628,743	$ 158,216,594	$ 1,855,069,434	$ 216,439,295	$ 1,854,982,173	$ 1,036,275,175
$ 94,987,921	$ 85,309,987	$ 170,153,598	$ 183,628,743	$ 3,564,282,122	$ 1,855,069,434	$ 2,224,318,523	$ 1,854,982,173
$ (56,145)	$ (60,054)	$ 3,006,394	$ (12,408)	$ 11,811	$ 35,544	$ 1,310,869	$ 1,182,256

Statement of Changes in Net Assets

	Sustainable Core Opportunities		Sustainable Growth Opportunities^^
	Year Ended	Year Ended	Year Ended	Year Ended
	11/30/10	11/30/09	11/30/10	11/30/09
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$ 685,719	$ 723,734	$ (686,203)	$ (907,223)
Net realized gain (loss) on sales of investments	(2,756,462)	(9,213,698)	1,805,178	(13,897,391)
Net change in unrealized appreciation (depreciation)	19,772,638	50,614,687	20,958,978	39,318,869
Net increase (decrease) in net assets from operations	17,701,895	42,124,723	22,077,953	24,514,255

Distributions to Shareholders
From net investment income
Class A Shares	(577,622)	(758,007)	–	–
Class I Shares	(92,925)	(94,935)	–	–
From net realized gain on investments
Class A Shares	–	–	–	(5,473,542)
Class C Shares	–	– #	–	(18,683)##
Class I Shares	–	–	–	(59,203)
Return of Capital
Class A Shares	–	–	–	(90)
Class I Shares	–	–	–	(1)
Total distributions to shareholders	(670,547)	(852,942)	–	(5,551,519)

From Capital Share Transactions
Net proceeds from sales of shares (see note 5)
Class A Shares	5,920,105	7,153,107	4,206,791	4,997,569
Class C Shares	–	3,914 #	–	8,825 ##
Class I Shares	2,244,401	2,156,020	1,013,213	169,522
Net asset value of shares issued in share conversions
Class A Shares issued upon conversion from another Class	–	375,807 #	–	327,505 ##
Net asset value of shares in reinvestment of dividends and distributions
Class A Shares	555,812	726,896	–	5,240,037
Class C Shares	–	– #	–	1,095 ##
Class I Shares	82,299	85,163	–	57,944
	8,802,617	10,500,907	5,220,004	10,802,497
Less: Payments for shares reacquired (less any redemption fees, if applicable)
Class A Shares	(23,270,423)	(24,011,325)	(15,897,142)	(15,715,093)
Class I Shares	(3,948,252)	(4,998,769)	(592,929)	(306,524)
Class C Shares reacquired upon conversion into another Class	–	(375,807)#	–	(327,505)##

Increase (decrease) in net assets from capital stock transactions	(18,416,058)	(18,884,994)	(11,270,067)	(5,546,625)
Total Increase (Decrease) in Net Assets for period	(1,384,710)	22,386,787	10,807,886	13,416,111
Net Assets: Beginning of period	$ 191,770,955	$ 169,384,168	$ 101,708,675	$ 88,292,564
Net Assets: End of period	$ 190,386,245	$ 191,770,955	$ 112,516,561	$ 101,708,675
Accumulated Undistributed Net Investment Income (Loss)	$ 647,398	$ 632,226	$ 398	$ (3,644)
Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

*	All outstanding shares of the Sentinel Balanced Fund Class B were converted into Sentinel Balanced Fund Class A shares following the close of business on September 10, 2010.
**	All outstanding shares of the Sentinel Conservative Allocation Fund Class B were converted into Sentinel Conservative Allocation Fund Class A shares following the close of business on September 10, 2010.
***	Dividends paid by the Sentinel Georgia Municipal Bond Fund are generally tax-exempt for Federal income tax purposes.
+	All outstanding shares of the Sentinel Georgia Municipal Bond Fund Class A were converted into Sentinel Georgia Municipal Bond Fund Class I shares following the close of business on January 15, 2010.
++	All outstanding shares of the Sentinel International Equity Fund Class B were converted into Sentinel International Equity Fund Class A shares following the close of business on March 19, 2010.
^	Name change. Formerly known as Sentinel Mid Cap Growth Fund prior to March 30, 2010.
^^	Name change. Formerly the Sentinel Sustainable Emerging Companies Fund prior to December 18, 2008.
@	All outstanding shares of the Sentinel Mid Cap Fund Class B were converted into Sentinel Mid Cap Fund Class A shares following the close of business on March 19, 2010.
#	All outstanding shares of the Sentinel Sustainable Core Opportunities Fund Class C were converted into Sentinel Sustainable Core Opportunities Fund Class A shares following the close of business on July 31, 2009.
##	All outstanding shares of the Sentinel Sustainable Growth Opportunities Fund Class C were converted into Sentinel Sustainable Growth Opportunities Fund Class A shares following the close of business on July 31, 2009.

Financial Highlights

Selected per share data and ratios. Selected data for a share of capital stock outstanding throughout each fiscal period.

				Income from Investment Operations			Less Distributions

		Net asset	Net	Net gains or losses		Dividends
Fund/	Fiscal year	value,	investment	on securities (both	Total from	(from net	Distributions			Net asset
Share	(period	beginning	income	realized and	investment	investment	(from realized	Return of	Total	value, end of
Class	ended)	of period	(loss)	unrealized)	operations	income)	gains)	capital	distributions	period
Balanced Class A
	11/30/06	$16.85	$ 0 .37	$ 1 .53	$ 1 .90	$ 0 .38	$ 0 .36	$ –	$ 0 .74	$18.01
	11/30/07	18.01	0 .38	1 .12	1 .50	0 .38	0 .43	–	0 .81	18.70
	11/30/08	18.70	0 .34	(4 .60)	(4 .26)	0 .37	1 .11	–	1 .48	12.96
	11/30/09	12.96	0 .27	2 .55	2 .82	0 .30	–	–	0 .30	15.48
	11/30/10	15.48	0 .23	1 .11	1 .34	0 .25	–	–	0 .25	16.57
Balanced Class C
	11/30/06	16.86	0 .21	1 .52	1 .73	0 .22	0 .36	–	0 .58	18.01
	11/30/07	18.01	0 .20	1 .13	1 .33	0 .21	0 .43	–	0 .64	18.70
	11/30/08	18.70	0 .18	(4 .61)	(4 .43)	0 .19	1 .11	–	1 .30	12.97
	11/30/09	12.97	0 .14	2 .55	2 .69	0 .16	–	–	0 .16	15.50
	11/30/10	15.50	0 .09	1 .12	1 .21	0 .10	–	–	0 .10	16.61
Balanced Class D
	11/30/06	16.82	0 .33	1 .53	1 .86	0 .32	0 .36	–	0 .68	18.00
	11/30/07	18.00	0 .32	1 .11	1 .43	0 .32	0 .43	–	0 .75	18.68
	11/30/08	18.68	0 .19	(4 .61)	(4 .42)	0 .19	1 .11	–	1 .30	12.96
	11/30/09	12.96	0 .10	2 .53	2 .63	0 .13	–	–	0 .13	15.46
	11/30/10	15.46	–	1 .12	1 .12	0 .04	–	–	0 .04	16.54
Balanced Class I
	11/30/07(A)	18.43	0 .14	0 .26	0 .40	0 .12	–	–	0 .12	18.71
	11/30/08	18.71	0 .36	(4 .61)	(4 .25)	0 .43	1 .11	–	1 .54	12.92
	11/30/09	12.92	0 .21	2 .54	2 .75	0 .29	–	–	0 .29	15.38
	11/30/10	15.38	0 .24	1 .11	1 .35	0 .21	–	–	0 .21	16.52
Capital Growth Class A
	06/30/06	19.42	(0 .10)	1 .98	1 .88	–	2 .50	–	2 .50	18.80
	11/30/06(B)	18.80	(0 .01)	1 .03	1 .02	–	–	–	–	19.82
	11/30/07	19.82	0 .03	2 .83	2 .86	–	1 .36	–	1 .36	21.32
	11/30/08	21.32	0 .02	(7 .62)	(7 .60)	0 .02	1 .40	0 .18	1 .60	12.12
	11/30/09	12.12	0 .05	3 .73	3 .78	0 .02	–	–	0 .02	15.88
	11/30/10	15.88	0 .05	1 .62	1 .67	0 .03	–	–	0 .03	17.52
Capital Growth Class C
	06/30/06(C)	19.45	(0 .12)	(0 .61)	(0 .73)	–	–	–	–	18.72
	11/30/06(B)	18.72	(0 .13)	1 .03	0 .90	–	–	–	–	19.62
	11/30/07	19.62	(0 .29)	2 .70	2 .41	–	1 .36	–	1 .36	20.67
	11/30/08	20.67	(0 .22)	(7 .30)	(7 .52)	–	1 .40	0 .18	1 .58	11.57
	11/30/09	11.57	(0 .12)	3 .53	3 .41	–	–	–	–	14.98
	11/30/10	14.98	(0 .16)	1 .52	1 .36	–	–	–	–	16.34
Capital Growth Class I
	11/30/07(A)	20.32	0 .05	0 .98	1 .03	–	–	–	–	21.35
	11/30/08	21.35	0 .05	(7 .61)	(7 .56)	0 .10	1 .40	0 .18	1 .68	12.11
	11/30/09	12.11	0 .02	3 .71	3 .73	0 .06	–	–	0 .06	15.78
	11/30/10	15.78	0 .05	1 .62	1 .67	0 .03	–	–	0 .03	17.42

The accompanying notes are an integral part of the financial statements.
See notes to Financial Highlights at the end of the schedule.

Financial Highlights

Ratios/Supplemental Data

			Ratio of expenses to	Ratio of expenses to average	Ratio of net	Ratio of net investment income
	Net assets at	Ratio of expenses	average net assets	net assets before contractual	investment income	(loss) to average net assets	Portfolio
Total return	end of period	to average net	before custodian fee	and voluntary expense	(loss) to average net	before contractual and voluntary	turnover
(%)*	(000 omitted)	assets (%)	credits (%)**	reimbursements (%)***	assets (%)	expense reimbursements (%)***	rate (%)

11 .64	$249,398	1 .10	1 .11	1 .11	2 .18	2 .18	209
8 .60	248,429	1 .10	1 .11	1 .11	2 .12	2 .12	138
(24 .65)	174,612	1 .13	1 .14	1 .14	2 .11	2 .11	90
22 .16	202,968	1 .20	1 .20	1 .20	1 .99	1 .99	80
8 .74	208,566	1 .14	1 .14	1 .14	1 .43	1 .43	160

10 .56	7,299	2 .06	2 .07	2 .07	1 .22	1 .22	209
7 .56	7,757	2 .10	2 .11	2 .11	1 .13	1 .13	138
(25 .41)	5,633	2 .15	2 .15	2 .15	1 .10	1 .10	90
21 .00	9,963	2 .15	2 .15	2 .15	1 .00	1 .00	80
7 .86	11,628	1 .97	1 .97	1 .97	0 .60	0 .60	160

11 .41	22,897	1 .37	1 .38	1 .38	1 .92	1 .92	209
8 .19	11,293	1 .42	1 .43	1 .43	1 .77	1 .77	138
(25 .38)	7,200	2 .08	2 .08	2 .08	1 .16	1 .16	90
20 .50	4,327	2 .55	2 .55	2 .55	0 .71	0 .71	80
7 .23	2,486	2 .58	2 .58	2 .58	(0 .01)	(0 .01)	160

2 .14++	3,618	0 .69+	0 .69+	0 .69+	2 .82+	2 .82+	138 ++
(24 .64)	2,629	1 .02	1 .02	1 .02	2 .22	2 .22	90
21 .69	3,225	1 .62	1 .62	1 .62	1 .56	1 .56	80
8 .87	3,501	1 .06	1 .06	1 .06	1 .51	1 .51	160

9 .94	131,400	1 .66	1 .66	1 .66	(0 .53)	(0 .53)	39
5 .43++	124,054	1 .26+	1 .27+	1 .27+	(0 .12)+	(0 .12)+	8 ++
15 .40	183,262	1 .27	1 .28	1 .28	0 .14	0 .14	24
(38 .47)	97,020	1 .33	1 .34	1 .34	0 .12	0 .12	19
31 .26	117,019	1 .45	1 .45	1 .45	0 .37	0 .37	26
10 .56	119,626	1 .32	1 .32	1 .32	0 .28	0 .28	24

(3 .75)++	172	3 .11+	3 .12+	3 .12+	(1 .99)+	(1 .99)+	39 ++
4 .81++	247	2 .81+	2 .82+	2 .82+	(1 .65)+	(1 .65)+	8 ++
13 .12	3,150	2 .83	2 .84	2 .84	(1 .42)	(1 .42)	24
(39 .34)	2,265	2 .80	2 .80	2 .80	(1 .34)	(1 .34)	19
29 .47	2,948	2 .79	2 .79	2 .79	(0 .98)	(0 .98)	26
9 .08	3,266	2 .64	2 .64	2 .64	(1 .03)	(1 .03)	24

5 .07++	4,579	0 .84+	0 .85+	0 .85+	0 .88+	0 .88+	24 ++
(38 .37)	2,699	1 .19	1 .20	1 .20	0 .26	0 .26	19
30 .97	3,435	1 .65	1 .65	1 .65	0 .16	0 .16	26
10 .59	3,579	1 .27	1 .27	1 .27	0 .34	0 .34	24

Financial Highlights

				Income from Investment Operations			Less Distributions

		Net asset	Net	Net gains or losses		Dividends
Fund/	Fiscal year	value,	investment	on securities (both	Total from	(from net	Distributions		Net asset
Share	(period	beginning	income	realized and	investment	investment	(from realized	Total	value, end of
Class	ended)	of period	(loss)	unrealized)	operations	income)	gains)	distributions	period
Common Stock Class A
	11/30/06	$31.20	$ 0 .28	$ 4 .23	$ 4 .51	$ 0 .30	$ 1 .40	$ 1 .70	$34.01
	11/30/07	34.01	0 .30	3 .18	3 .48	0 .27	1 .42	1 .69	35.80
	11/30/08	35.80	0 .28	(12 .34)	(12 .06)	0 .30	1 .84	2 .14	21.60
	11/30/09	21.60	0 .24	5 .61	5 .85	0 .24	–	0 .24	27.21
	11/30/10	27.21	0 .24	2 .38	2 .62	0 .22	–	0 .22	29.61
Common Stock Class B
	11/30/06	30.64	(0 .02)	4 .15	4 .13	0 .02	1 .40	1 .42	33.35
	11/30/07	33.35	(0 .04)	3 .11	3 .07	–	1 .42	1 .42	35.00
	11/30/08	35.00	(0 .05)	(12 .05)	(12 .10)	–	1 .84	1 .84	21.06
	11/30/09	21.06	(0 .08)	5 .46	5 .38	0 .01	–	0 .01	26.43
	11/30/10	26.43	(0 .20)	2 .32	2 .12	–	–	–	28.55
Common Stock Class C
	11/30/06	30.53	(0 .05)	4 .14	4 .09	0 .02	1 .40	1 .42	33.20
	11/30/07	33.20	(0 .03)	3 .09	3 .06	–	1 .42	1 .42	34.84
	11/30/08	34.84	0 .02	(12 .01)	(11 .99)	0 .02	1 .84	1 .86	20.99
	11/30/09	20.99	–	5 .47	5 .47	0 .05	–	0 .05	26.41
	11/30/10	26.41	(0 .01)	2 .32	2 .31	0 .02	–	0 .02	28.70
Common Stock Class I
	11/30/07(D)	35.31	0 .27	0 .44	0 .71	0 .20	–	0 .20	35.82
	11/30/08	35.82	0 .42	(12 .35)	(11 .93)	0 .43	1 .84	2 .27	21.62
	11/30/09	21.62	0 .33	5 .62	5 .95	0 .34	–	0 .34	27.23
	11/30/10	27.23	0 .33	2 .39	2 .72	0 .34	–	0 .34	29.61
Conservative Allocation^ Class A
	11/30/06	11.42	0 .42	0 .60	1 .02	0 .46	0 .21	0 .67	11.77
	11/30/07	11.77	0 .38	0 .39	0 .77	0 .49	0 .19	0 .68	11.86
	11/30/08	11.86	0 .38	(2 .23)	(1 .85)	0 .37	0 .12	0 .49	9.52
	11/30/09	9.52	0 .32	1 .49	1 .81	0 .34	–	0 .34	10.99
	11/30/10	10.99	0 .23	0 .60	0 .83	0 .26	–	0 .26	11.56
Conservative Allocation^ Class C
	11/30/06	11.39	0 .31	0 .59	0 .90	0 .34	0 .21	0 .55	11.74
	11/30/07	11.74	0 .26	0 .41	0 .67	0 .38	0 .19	0 .57	11.84
	11/30/08	11.84	0 .28	(2 .22)	(1 .94)	0 .29	0 .12	0 .41	9.49
	11/30/09	9.49	0 .22	1 .51	1 .73	0 .26	–	0 .26	10.96
	11/30/10	10.96	0 .14	0 .60	0 .74	0 .17	–	0 .17	11.53
Georgia Municipal Bond Class I
	10/31/06	9.84	0 .30	0 .05	0 .35	0 .30	0 .04	0 .34	9.85
	10/31/07	9.85	0 .30	(0 .06)	0 .24	0 .30	0 .05	0 .35	9.74
	11/30/07(E)	9.74	0 .03	0 .08	0 .11	0 .03	–	0 .03	9.82
	11/30/08	9.82	0 .31	(0 .14)	0 .17	0 .30	0 .05	0 .35	9.64
	11/30/09	9.64	0 .30	0 .64	0 .94	0 .30	0 .02	0 .32	10.26
	11/30/10	10.26	0 .28	0 .01	0 .29	0 .28	0 .20	0 .48	10.07

The accompanying notes are an integral part of the financial statements.
See notes to Financial Highlights at the end of the schedule.

Financial Highlights

Ratios/Supplemental Data

			Ratio of expenses to	Ratio of expenses to average	Ratio of net	Ratio of net investment income
	Net assets at	Ratio of expenses	average net assets	net assets before contractual	investment income	(loss) to average net assets	Portfolio
Total return	end of period	to average net	before custodian fee	and voluntary expense	(loss) to average net	before contractual and voluntary	turnover
(%)*	(000 omitted)	assets (%)	credits (%)**	reimbursements (%)***	assets (%)	expense reimbursements (%)***	rate (%)

15 .18	$1,114,097	1 .10	1 .10	1 .13	0 .88	0 .86	13
10 .62	1,110,318	1 .10	1 .10	1 .11	0 .88	0 .87	16
(35 .74)	669,694	1 .16	1 .16	1 .16	0 .93	0 .93	17
27 .36	820,777	1 .24	1 .24	1 .24	1 .03	1 .03	19
9 .69	848,513	1 .16	1 .16	1 .16	0 .85	0 .85	12

14 .08	47,559	2 .05	2 .06	2 .08	(0 .08)	(0 .11)	13
9 .54	34,582	2 .08	2 .09	2 .10	(0 .11)	(0 .12)	16
(36 .45)	12,409	2 .20	2 .20	2 .20	(0 .15)	(0 .15)	17
25 .57	8,528	2 .68	2 .68	2 .68	(0 .37)	(0 .37)	19
8 .02	4,556	2 .72	2 .72	2 .72	(0 .75)	(0 .75)	12

14 .00	14,869	2 .12	2 .13	2 .16	(0 .12)	(0 .15)	13
9 .56	22,498	2 .06	2 .07	2 .07	(0 .08)	(0 .08)	16
(36 .30)	15,113	2 .03	2 .03	2 .03	0 .06	0 .06	17
26 .12	20,592	2 .25	2 .25	2 .25	0 .02	0 .02	19
8 .74	27,952	2 .05	2 .05	2 .05	(0 .03)	(0 .03)	12

2 .02++	203,315	0 .71+	0 .71+	0 .72+	1 .33+	1 .32+	16 ++
(35 .45)	159,157	0 .72	0 .72	0 .72	1 .39	1 .39	17
27 .91	230,822	0 .82	0 .82	0 .82	1 .44	1 .44	19
10 .06	244,612	0 .83	0 .83	0 .83	1 .17	1 .17	12

9 .31	38,175	1 .25	1 .26	1 .26	3 .73	3 .73	204
6 .77	38,193	1 .26	1 .28	1 .28	3 .21	3 .21	254
(16 .14)	65,919	1 .15	1 .16	1 .16	3 .45	3 .45	306
19 .51	76,374	1 .16	1 .16	1 .16	3 .15	3 .15	149
7 .68	91,218	1 .15	1 .15	1 .15	2 .05	2 .05	326

8 .23	6,540	2 .23	2 .24	2 .24	2 .74	2 .74	204
5 .82	7,479	2 .23	2 .25	2 .25	2 .24	2 .24	254
(16 .92)	10,836	1 .98	2 .00	2 .00	2 .58	2 .58	306
18 .55	16,764	2 .02	2 .02	2 .02	2 .22	2 .22	149
6 .82	32,056	1 .89	1 .89	1 .89	1 .29	1 .29	326

3 .66	42,514	0 .88	0 .88	0 .88	3 .05	3 .05	16
2 .46	32,900	0 .81	0 .81	0 .81	3 .07	3 .07	19
1 .11++	32,558	0 .61+	0 .62+	0 .62+	3 .33+	3 .33+	0 ++
1 .76	29,298	0 .68	0 .69	0 .69	3 .16	3 .16	11
9 .90	28,020	0 .69	0 .69	0 .69	2 .96	2 .96	21
2 .98	25,251	0 .71	0 .71	0 .71	2 .77	2 .77	16

Financial Highlights

				Income from Investment Operations			Less Distributions

		Net asset	Net	Net gains or losses		Dividends
Fund/	Fiscal year	value,	investment	on securities (both	Total from	(from net	Distributions		Net asset
Share	(period	beginning	income	realized and	investment	investment	(from realized	Total	value, end of
Class	ended)	of period	(loss)	unrealized)	operations	income)	gains)	distributions	period
Government Securities Class A
	11/30/06	$10.19	$ 0 .47	$ 0 .06	$ 0 .53	$ 0 .48	$ –	$ 0 .48	$10.24
	11/30/07	10.24	0 .48	0 .15	0 .63	0 .48	–	0 .48	10.39
	11/30/08	10.39	0 .46	0 .19	0 .65	0 .47	–	0 .47	10.57
	11/30/09	10.57	0 .40	0 .62	1 .02	0 .44	–	0 .44	11.15
	11/30/10	11.15	0 .31	0 .31	0 .62	0 .37	0 .23	0 .60	11.17
Government Securities Class C
	11/30/06(F)	9.96	0 .17	0 .29	0 .46	0 .18	–	0 .18	10.24
	11/30/07	10.24	0 .33	0 .13	0 .46	0 .32	–	0 .32	10.38
	11/30/08	10.38	0 .37	0 .19	0 .56	0 .37	–	0 .37	10.57
	11/30/09	10.57	0 .30	0 .63	0 .93	0 .35	–	0 .35	11.15
	11/30/10	11.15	0 .22	0 .32	0 .54	0 .28	0 .23	0 .51	11.18
Government Securities Class I
	11/30/07(D)	10.26	0 .29	0 .13	0 .42	0 .29	–	0 .29	10.39
	11/30/08	10.39	0 .50	0 .18	0 .68	0 .50	–	0 .50	10.57
	11/30/09	10.57	0 .44	0 .61	1 .05	0 .47	–	0 .47	11.15
	11/30/10	11.15	0 .34	0 .30	0 .64	0 .39	0 .23	0 .62	11.17
Growth Leaders Class A
	06/30/06	9.31	(0 .06)	1 .34	1 .28	–	–	–	10.59
	11/30/06(B)	10.59	0 .01	0 .56	0 .57	–	–	–	11.16
	11/30/07	11.16	(0 .01)	2 .15	2 .14	0 .01	–	0 .01	13.29
	11/30/08	13.29	(0 .04)	(4 .44)	(4 .48)	–	0 .39	0 .39	8.42
	11/30/09	8.42	0 .01	2 .29	2 .30	–	–	–	10.72
	11/30/10	10.72	0 .02	0 .77	0 .79	0 .01	–	0 .01	11.50
Growth Leaders Class C
	06/30/06(C)	10.95	(0 .04)	(0 .34)	(0 .38)	–	–	–	10.57
	11/30/06(B)	10.57	(0 .04)	0 .55	0 .51	–	–	–	11.08
	11/30/07	11.08	(0 .31)	2 .09	1 .78	–	–	–	12.86
	11/30/08	12.86	(0 .20)	(4 .25)	(4 .45)	–	0 .39	0 .39	8.02
	11/30/09	8.02	(0 .10)	2 .17	2 .07	–	–	–	10.09
	11/30/10	10.09	(0 .11)	0 .71	0 .60	–	–	–	10.69
Growth Leaders Class I
	11/30/07(A)	12.45	0 .02	0 .84	0 .86	–	–	–	13.31
	11/30/08	13.31	(0 .10)	(4 .63)	(4 .73)	–	0 .39	0 .39	8.19
	11/30/09	8.19	0 .02	2 .23	2 .25	–	–	–	10.44
	11/30/10	10.44	0 .03	0 .75	0 .78	–	–	–	11.22

The accompanying notes are an integral part of the financial statements.
See notes to Financial Highlights at the end of the schedule.

Financial Highlights

Ratios/Supplemental Data

			Ratio of expenses to	Ratio of expenses to average	Ratio of net	Ratio of net investment income
	Net assets at	Ratio of expenses	average net assets	net assets before contractual	investment income	(loss) to average net assets	Portfolio
Total return	end of period	to average net	before custodian fee	and voluntary expense	(loss) to average net	before contractual and voluntary	turnover
(%)*	(000 omitted)	assets (%)	credits (%)**	reimbursements (%)***	assets (%)	expense reimbursements (%)***	rate (%)

5 .41	$214,374	0 .98	0 .99	0 .99	4 .68	4 .68	678
6 .36	249,248	0 .98	0 .99	0 .99	4 .70	4 .70	464
6 .36	394,255	0 .95	0 .96	0 .96	4 .43	4 .43	458
9 .83	606,365	0 .91	0 .91	0 .91	3 .67	3 .67	283
5 .85	630,098	0 .83	0 .83	0 .83	2 .82	2 .82	649

4 .62++	567	2 .64+	2 .64+	2 .64+	3 .15+	3 .15+	678 ++
4 .56	5,035	2 .35	2 .36	2 .36	3 .30	3 .30	464
5 .47	15,695	1 .84	1 .85	1 .85	3 .54	3 .54	458
8 .91	68,428	1 .71	1 .71	1 .71	2 .75	2 .75	283
5 .08	91,383	1 .59	1 .59	1 .59	2 .03	2 .03	649

4 .18++	111,921	0 .63+	0 .64+	0 .64+	4 .92+	4 .92+	464 ++
6 .73	103,801	0 .60	0 .60	0 .60	4 .78	4 .78	458
10 .18	96,802	0 .63	0 .63	0 .63	4 .02	4 .02	283
6 .12	82,552	0 .60	0 .60	0 .60	3 .07	3 .07	649

13 .75	8,043	1 .75	1 .76	3 .09	(0 .60)	(1 .94)	157
5 .38++	11,257	1 .45+	1 .51+	1 .67+	0 .14+	(0 .02)+	30 ++
19 .14	17,783	1 .45	1 .48	1 .73	(0 .19)	(0 .44)	75
(34 .72)	17,966	1 .45	1 .47	1 .64	(0 .31)	(0 .48)	34
27 .32	30,438	1 .59	1 .59	1 .67	0 .14	0 .06	42
7 .36	30,853	1 .59	1 .59	1 .59	0 .17	0 .17	41

(3 .47)++	385	2 .79+	2 .81+	3 .62+	(1 .16)+	(1 .97)+	157 ++
4 .82++	439	2 .43+	2 .49+	2 .64+	(0 .87)+	(1 .03)+	30 ++
16 .06	1,580	3 .89	3 .92	4 .17	(2 .58)	(2 .84)	75
(35 .68)	1,729	2 .92	2 .94	3 .10	(1 .78)	(1 .95)	34
25 .81	2,533	2 .83	2 .83	2 .92	(1 .10)	(1 .19)	42
5 .95	2,321	2 .88	2 .88	2 .88	(1 .11)	(1 .11)	41

6 .91++	265	1 .05+	1 .07+	1 .32+	0 .55+	0 .30+	75 ++
(36 .60)	4,026	2 .16	2 .17	2 .34	(1 .04)	(1 .20)	34
27 .47	3,191	1 .54	1 .54	1 .58	0 .21	0 .18	42
7 .49	3,466	1 .45	1 .45	1 .45	0 .33	0 .33	41

Financial Highlights

				Income from Investment Operations			Less Distributions

		Net asset	Net	Net gains or losses		Dividends
Fund/	Fiscal year	value,	investment	on securities (both	Total from	(from net	Distributions		Net asset
Share	(period	beginning	income	realized and	investment	investment	(from realized	Total	value, end of
Class	ended)	of period	(loss)	unrealized)	operations	income)	gains)	distributions	period
International Equity Class A
	11/30/06	$18.65	$ 0 .17	$ 4 .42	$ 4 .59	$ 0 .24	$ 1 .00	$ 1 .24	$22.00
	11/30/07	22.00	0 .20	3 .58	3 .78	0 .18	1 .89	2 .07	23.71
	11/30/08	23.71	0 .23	(10 .65)	(10 .42)	0 .20	1 .98	2 .18	11.11
	11/30/09	11.11	0 .13	4 .34	4 .47	0 .22	–	0 .22	15.36
	11/30/10	15.36	0 .12	1 .00	1 .12	0 .17	–	0 .17	16.31
International Equity Class C
	11/30/06	18.25	(0 .11)	4 .39	4 .28	–	1 .00	1 .00	21.53
	11/30/07	21.53	(0 .02)	3 .49	3 .47	–	1 .89	1 .89	23.11
	11/30/08	23.11	0 .03	(10 .35)	(10 .32)	0 .01	1 .98	1 .99	10.80
	11/30/09	10.80	(0 .05)	4 .24	4 .19	0 .01	–	0 .01	14.98
	11/30/10	14.98	(0 .10)	0 .97	0 .87	–	–	–	15.85
International Equity Class I
	11/30/07(A)	21.69	0 .05	2 .00	2 .05	–	–	–	23.74
	11/30/08	23.74	0 .29	(10 .63)	(10 .34)	0 .32	1 .98	2 .30	11.10
	11/30/09	11.10	0 .17	4 .31	4 .48	0 .28	–	0 .28	15.30
	11/30/10	15.30	0 .17	1 .00	1 .17	0 .21	–	0 .21	16.26
Mid Cap^^ Class A
	11/30/06	15.81	(0 .10)	1 .24	1 .14	–	–	–	16.95
	11/30/07	16.95	(0 .12)	2 .83	2 .71	–	–	–	19.66
	11/30/08	19.66	(0 .15)	(8 .85)	(9 .00)	–	–	–	10.66
	11/30/09	10.66	(0 .08)	2 .88	2 .80	–	–	–	13.46
	11/30/10	13.46	(0 .09)	2 .79	2 .70	–	–	–	16.16
Mid Cap^^ Class C
	11/30/06	14.68	(0 .26)	1 .15	0 .89	–	–	–	15.57
	11/30/07	15.57	(0 .33)	2 .58	2 .25	–	–	–	17.82
	11/30/08	17.82	(0 .31)	(7 .95)	(8 .26)	–	–	–	9.56
	11/30/09	9.56	(0 .25)	2 .55	2 .30	–	–	–	11.86
	11/30/10	11.86	(0 .28)	2 .43	2 .15	–	–	–	14.01
Mid Cap^^ Class I
	11/30/07(A)	18.58	(0 .02)	1 .13	1 .11	–	–	–	19.69
	11/30/08	19.69	(0 .07)	(8 .90)	(8 .97)	–	–	–	10.72
	11/30/09	10.72	(0 .04)	2 .89	2 .85	–	–	–	13.57
	11/30/10	13.57	(0 .04)	2 .83	2 .79	–	–	–	16.36

The accompanying notes are an integral part of the financial statements.
See notes to Financial Highlights at the end of the schedule.

Financial Highlights

Ratios/Supplemental Data

			Ratio of expenses to	Ratio of expenses to average	Ratio of net	Ratio of net investment income
	Net assets at	Ratio of expenses	average net assets	net assets before contractual	investment income	(loss) to average net assets	Portfolio
Total return	end of period	to average net	before custodian fee	and voluntary expense	(loss) to average net	before contractual and voluntary	turnover
(%)*	(000 omitted)	assets (%)	credits (%)**	reimbursements (%)***	assets (%)	expense reimbursements (%)***	rate (%)

26 .04	$149,605	1 .35	1 .39	1 .39	0 .86	0 .86	63
18 .72	159,017	1 .36	1 .37	1 .37	1 .00	1 .00	31
(48 .11)	114,641	1 .45	1 .45	1 .45	1 .31	1 .31	43
40 .97	148,091	1 .60	1 .60	1 .60	1 .05	1 .05	17
7 .35	151,462	1 .45	1 .45	1 .45	0 .77	0 .77	20

24 .55	5,223	2 .51	2 .56	2 .56	(0 .26)	(0 .26)	63
17 .47	8,173	2 .41	2 .43	2 .43	(0 .07)	(0 .07)	31
(48 .58)	3,363	2 .42	2 .43	2 .43	0 .15	0 .15	43
38 .87	3,622	3 .10	3 .10	3 .10	(0 .41)	(0 .41)	17
5 .81	3,736	2 .89	2 .89	2 .89	(0 .68)	(0 .68)	20

9 .45++	10,124	0 .85+	0 .85+	0 .85+	0 .86+	0 .86+	31 ++
(47 .92)	5,596	1 .03	1 .04	1 .04	1 .61	1 .61	43
41 .33	7,646	1 .34	1 .34	1 .34	1 .34	1 .34	17
7 .74	8,218	1 .08	1 .08	1 .08	1 .13	1 .13	20

7 .21	149,787	1 .32	1 .33	1 .33	(0 .61)	(0 .61)	83
15 .99	140,380	1 .34	1 .36	1 .36	(0 .63)	(0 .63)	85
(45 .78)	70,098	1 .44	1 .45	1 .45	(0 .86)	(0 .86)	82
26 .27	74,507	1 .67	1 .67	1 .67	(0 .67)	(0 .67)	63
20 .06	85,756	1 .50	1 .50	1 .50	(0 .64)	(0 .64)	33

6 .06	3,997	2 .48	2 .49	2 .49	(1 .76)	(1 .76)	83
14 .45	4,997	2 .64	2 .65	2 .65	(1 .95)	(1 .95)	85
(46 .35)	2,203	2 .57	2 .57	2 .57	(1 .99)	(1 .99)	82
24 .06	2,383	3 .36	3 .36	3 .36	(2 .35)	(2 .35)	63
18 .13	2,689	3 .07	3 .07	3 .07	(2 .21)	(2 .21)	33

5 .97++	9,406	0 .85+	0 .85+	0 .85+	(0 .38)+	(0 .38)+	85 ++
(45 .56)	4,551	0 .98	0 .99	0 .99	(0 .40)	(0 .40)	82
26 .59	5,611	1 .36	1 .36	1 .36	(0 .36)	(0 .36)	63
20 .56	6,543	1 .10	1 .10	1 .10	(0 .25)	(0 .25)	33

Financial Highlights

				Income from Investment Operations			Less Distributions

		Net asset	Net	Net gains or losses		Dividends
Fund/	Fiscal year	value,	investment	on securities (both	Total from	(from net	Distributions			Net asset
Share	(period	beginning	income	realized and	investment	investment	(from realized	Return of	Total	value, end of
Class	ended)	of period	(loss)	unrealized)	operations	income)	gains)	capital	distributions	period
Mid Cap Value Class A
	10/31/06	$15.95	$ (0 .01)	$ 2 .01	$ 2 .00	$ –	$ 2 .18	$ –	$ 2 .18	$15.77
	10/31/07	15.77	0 .07	3 .84	3 .91	–	0 .95	–	0 .95	18.73
	11/30/07(E)	18.73	–	(1 .37)	(1 .37)	–	–	–	–	17.36
	11/30/08	17.36	0 .02	(6 .78)	(6 .76)	0 .12	1 .83	–	1 .95	8.65
	11/30/09	8.65	(0 .03)	2 .96	2 .93	0 .02	–	0 .02	0 .04	11.54
	11/30/10	11.54	0 .18	1 .67	1 .85	–	–	–	–	13.39
Mid Cap Value Class C
	10/31/06	15.66	(0 .12)	1 .97	1 .85	–	2 .18	–	2 .18	15.33
	10/31/07	15.33	(0 .05)	3 .71	3 .66	–	0 .95	–	0 .95	18.04
	11/30/07(E)	18.04	–	(1 .33)	(1 .33)	–	–	–	–	16.71
	11/30/08	16.71	(0 .08)	(6 .49)	(6 .57)	0 .05	1 .83	–	1 .88	8.26
	11/30/09	8.26	(0 .08)	2 .82	2 .74	–	–	–	–	11.00
	11/30/10	11.00	0 .10	1 .58	1 .68	–	–	–	–	12.68
Mid Cap Value Class I
	10/31/06	16.02	0 .03	2 .02	2 .05	–	2 .18	–	2 .18	15.89
	10/31/07	15.89	0 .16	3 .85	4 .01	–	0 .95	–	0 .95	18.95
	11/30/07(E)	18.95	0 .02	(1 .39)	(1 .37)	–	–	–	–	17.58
	11/30/08	17.58	0 .09	(6 .88)	(6 .79)	0 .16	1 .83	–	1 .99	8.80
	11/30/09	8.80	0 .05	3 .00	3 .05	0 .04	–	0 .04	0 .08	11.77
	11/30/10	11.77	0 .25	1 .71	1 .96	–	–	–	–	13.73
Short Maturity Government Class A
	11/30/06	9.07	0 .37	(0 .01)	0 .36	0 .42	–	–	0 .42	9.01
	11/30/07	9.01	0 .37	0 .08	0 .45	0 .42	–	–	0 .42	9.04
	11/30/08	9.04	0 .37	0 .02	0 .39	0 .40	–	–	0 .40	9.03
	11/30/09	9.03	0 .26	0 .37	0 .63	0 .32	–	–	0 .32	9.34
	11/30/10	9.34	0 .16	0 .04	0 .20	0 .25	–	–	0 .25	9.29
Short Maturity Government Class S
	11/30/06	9.07	0 .33	(0 .01)	0 .32	0 .38	–	–	0 .38	9.01
	11/30/07	9.01	0 .33	0 .08	0 .41	0 .38	–	–	0 .38	9.04
	11/30/08	9.04	0 .33	0 .02	0 .35	0 .36	–	–	0 .36	9.03
	11/30/09	9.03	0 .21	0 .38	0 .59	0 .28	–	–	0 .28	9.34
	11/30/10	9.34	0 .12	0 .04	0 .16	0 .21	–	–	0 .21	9.29

The accompanying notes are an integral part of the financial statements.
See notes to Financial Highlights at the end of the schedule.

Financial Highlights

				Ratios/Supplemental Data

			Ratio of expenses to	Ratio of expenses to average	Ratio of net	Ratio of net investment income
	Net assets at	Ratio of expenses	average net assets	net assets before contractual	investment income	(loss) to average net assets	Portfolio
Total return	end of period	to average net	before custodian fee	and voluntary expense	(loss) to average net	before contractual and voluntary	turnover
(%)*	(000 omitted)	assets (%)	credits (%)**	reimbursements (%)***	assets (%)	expense reimbursements (%)***	rate (%)

13 .87	$ 4,169	1 .35	1 .35	1 .38	(0 .05)	(0 .08)	35
25 .87	23,604	1 .55	1 .55	1 .59	0 .38	0 .42	33
(7 .31)++	24,778	1 .80+	1 .81+	1 .81+	0 .09+	0 .09+	3 ++
(43 .72)	70,040	1 .50	1 .50	1 .50	0 .18	0 .18	44
34 .00	82,871	1 .68	1 .68	1 .68	(0 .29)	(0 .29)	50
16 .03	80,419	1 .49	1 .49	1 .49	1 .47	1 .47	53

13 .09	9,425	2 .10	2 .10	2 .13	(0 .79)	(0 .82)	35
24 .93	13,321	2 .16	2 .17	2 .20	(0 .30)	(0 .27)	33
(7 .37)++	14,248	2 .03+	2 .04+	2 .04+	(0 .11)+	(0 .11)+	3 ++
(44 .16)	14,800	2 .22	2 .23	2 .23	(0 .58)	(0 .58)	44
33 .17	17,241	2 .32	2 .32	2 .32	(0 .92)	(0 .92)	50
15 .27	16,413	2 .15	2 .15	2 .15	0 .82	0 .82	53

14 .18	83,935	1 .10	1 .10	1 .13	0 .19	0 .16	35
26 .36	104,614	1 .00	1 .00	1 .03	0 .92	0 .95	33
(7 .23)++	92,938	0 .89+	0 .90+	0 .90+	0 .97+	0 .97+	3 ++
(43 .43)	73,377	0 .93	0 .94	0 .94	0 .67	0 .67	44
34 .97	83,517	0 .92	0 .92	0 .92	0 .48	0 .48	50
16 .65	73,321	0 .94	0 .94	0 .94	2 .00	2 .00	53

4 .11	185,410	1 .06	1 .08	1 .08	4 .02	4 .02	90
5 .16	147,329	1 .07	1 .09	1 .09	4 .17	4 .17	21
4 .43	178,815	1 .03	1 .04	1 .04	4 .03	4 .03	58
7 .05	778,020	0 .93	0 .93	0 .93	2 .85	2 .85	52
2 .12	1,068,841	0 .84	0 .84	0 .84	1 .76	1 .76	47

3 .64	9,025	1 .48	1 .48	1 .48	3 .60	3 .60	90
4 .60	6,873	1 .58	1 .59	1 .59	3 .66	3 .66	21
3 .95	37,624	1 .44	1 .45	1 .45	3 .59	3 .59	58
6 .61	1,077,049	1 .34	1 .34	1 .34	2 .26	2 .26	52
1 .70	2,495,441	1 .26	1 .26	1 .26	1 .30	1 .30	47

Financial Highlights

				Income from Investment Operations			Less Distributions

				Net gains or
		Net asset	Net	losses on		Dividends
Fund/	Fiscal year	value,	investment	securities (both	Total from	(from net	Distributions			Net asset
Share	(period	beginning	income	realized and	investment	investment	(from realized	Return of	Total	value, end of
Class	ended)	of period	(loss)	unrealized)	operations	income)	gains)	capital	distributions	period
Small Company Class A
	11/30/06	$8.04	$ (0 .02)	$ 1 .20	$ 1 .18	$ –	$ 0 .71	$ –	$ 0 .71	$8.51
	11/30/07	8.51	–	0 .66	0 .66	–	0 .97	–	0 .97	8.20
	11/30/08	8.20	(0 .03)	(2 .60)	(2 .63)	–	0 .81	0 .01	0 .82	4.75
	11/30/09	4.75	(0 .02)	1 .22	1 .20	–	–	–	–	5.95
	11/30/10	5.95	(0 .02)	1 .35	1 .33	–	–	–	–	7.28
Small Company Class B
	11/30/06	7.04	(0 .08)	1 .03	0 .95	–	0 .71	–	0 .71	7.28
	11/30/07	7.28	(0 .06)	0 .56	0 .50	–	0 .97	–	0 .97	6.81
	11/30/08	6.81	(0 .07)	(2 .11)	(2 .18)	–	0 .81	0 .01	0 .82	3.81
	11/30/09	3.81	(0 .05)	0 .97	0 .92	–	–	–	–	4.73
	11/30/10	4.73	(0 .07)	1 .07	1 .00	–	–	–	–	5.73
Small Company Class C
	11/30/06	7.70	(0 .08)	1 .14	1 .06	–	0 .71	–	0 .71	8.05
	11/30/07	8.05	(0 .06)	0 .62	0 .56	–	0 .97	–	0 .97	7.64
	11/30/08	7.64	(0 .08)	(2 .39)	(2 .47)	–	0 .81	0 .01	0 .82	4.35
	11/30/09	4.35	(0 .05)	1 .11	1 .06	–	–	–	–	5.41
	11/30/10	5.41	(0 .07)	1 .23	1 .16	–	–	–	–	6.57
Small Company Class I
	11/30/07(D)	8.06	–	0 .15	0 .15	–	–	–	–	8.21
	11/30/08	8.21	–	(2 .61)	(2 .61)	–	0 .81	0 .01	0 .82	4.78
	11/30/09	4.78	0 .01	1 .23	1 .24	–	–	–	–	6.02
	11/30/10	6.02	0 .01	1 .37	1 .38	–	–	–	–	7.40
Sustainable Core Opportunities Class A
	06/30/06(G)	11.60	0 .02	1 .12	1 .14	–	–	–	–	12.74
	06/30/07(G)	12.74	0 .04	2 .58	2 .62	0 .05	–	–	0 .05	15.31
	06/30/08	15.31	0 .03	(2 .45)	(2 .42)	0 .04	–	–	0 .04	12.85
	11/30/08(H)	12.85	0 .02	(4 .27)	(4 .25)	–	–	–	–	8.60
	11/30/09	8.60	0 .04	2 .29	2 .33	0 .04	–	–	0 .04	10.89
	11/30/10	10.89	0 .04	1 .03	1 .07	0 .04	–	–	0 .04	11.92
Sustainable Core Opportunities Class I
	06/30/06(G)(I)	12.81	0 .02	(0 .11)	(0 .09)	–	–	–	–	12.72
	06/30/07(G)	12.72	0 .10	2 .59	2 .69	0 .07	–	–	0 .07	15.34
	06/30/08	15.34	0 .08	(2 .44)	(2 .36)	0 .13	–	–	0 .13	12.85
	11/30/08(H)	12.85	0 .04	(4 .27)	(4 .23)	–	–	–	–	8.63
	11/30/09	8.63	0 .09	2 .30	2 .39	0 .07	–	–	0 .07	10.95
	11/30/10	10.95	0 .08	1 .03	1 .11	0 .09	–	–	0 .09	11.97
Sustainable Growth Opportunities^^^ Class A
	06/30/06	14.10	(0 .20)	2 .50	2 .30	–	–	–	–	16.40
	06/30/07	16.40	(0 .12)	2 .30	2 .18	–	–	–	–	18.58
	06/30/08	18.58	(0 .23)	(1 .67)	(1 .90)	–	–	–	–	16.68
	11/30/08(H)	16.68	(0 .06)	(7 .26)	(7 .32)	–	–	–	–	9.36
	11/30/09	9.36	(0 .09)	2 .71	2 .62	–	0 .60	–	0 .60	11.38
	11/30/10	11.38	(0 .08)	2 .70	2 .62	–	–	–	–	14.00
Sustainable Growth Opportunities^^^ Class I
	06/30/06	14.62	(0 .12)	2 .61	2 .49	–	–	–	–	17.11
	06/30/07	17.11	(0 .05)	2 .42	2 .37	–	–	–	–	19.48
	06/30/08	19.48	(0 .14)	(1 .77)	(1 .91)	–	–	–	–	17.57
	11/30/08(H)	17.57	(0 .08)	(7 .65)	(7 .73)	–	–	–	–	9.84
	11/30/09	9.84	(0 .23)	2 .81	2 .58	–	0 .60	–	0 .60	11.82
	11/30/10	11.82	(0 .18)	2 .79	2 .61	–	–	–	–	14.43

The accompanying notes are an integral part of the financial statements.
See notes to Financial Highlights at the end of the schedule.

Financial Highlights

Ratios/Supplemental Data

			Ratio of expenses to	Ratio of expenses to average	Ratio of net	Ratio of net investment income
	Net assets at	Ratio of expenses	average net assets	net assets before contractual	investment income	(loss) to average net assets	Portfolio
Total return	end of period	to average net	before custodian fee	and voluntary expense	(loss) to average net	before contractual and voluntary	turnover
(%)*	(000 omitted)	assets (%)	credits (%)**	reimbursements (%)***	assets (%)	expense reimbursements (%)***	rate (%)

16 .05	$1,226,831	1 .13	1 .13	1 .13	(0 .29)	(0 .29)	53
8 .74	1,223,641	1 .13	1 .13	1 .13	(0 .01)	(0 .01)	47
(35 .47)	721,874	1 .22	1 .22	1 .22	(0 .48)	(0 .48)	45
25 .26	1,047,330	1 .28	1 .28	1 .28	(0 .31)	(0 .31)	30
22 .35	1,122,623	1 .17	1 .17	1 .17	(0 .37)	(0 .37)	32

14 .97	143,830	1 .99	2 .00	2 .00	(1 .16)	(1 .16)	53
7 .90	117,562	2 .00	2 .01	2 .01	(0 .87)	(0 .87)	47
(36 .18)	45,896	2 .09	2 .09	2 .09	(1 .37)	(1 .37)	45
24 .15	29,560	2 .34	2 .34	2 .34	(1 .33)	(1 .33)	30
21 .14	10,718	2 .22	2 .22	2 .22	(1 .45)	(1 .45)	32

15 .11	166,878	1 .94	1 .94	1 .94	(1 .10)	(1 .10)	53
7 .88	186,560	1 .97	1 .98	1 .98	(0 .87)	(0 .87)	47
(36 .04)	113,843	1 .99	1 .99	1 .99	(1 .25)	(1 .25)	45
24 .37	153,790	2 .12	2 .12	2 .12	(1 .14)	(1 .14)	30
21 .44	166,931	1 .93	1 .93	1 .93	(1 .14)	(1 .14)	32

1 .86++	53,029	0 .75+	0 .76+	0 .76+	(0 .07)+	(0 .07)+	47 ++
(35 .16)	154,663	0 .82	0 .83	0 .83	(0 .02)	(0 .02)	45
25 .94	624,302	0 .76	0 .76	0 .76	0 .19	0 .19	30
22 .92	924,047	0 .72	0 .72	0 .72	0 .08	0 .08	32

9 .83	33,081	1 .29	1 .29	1 .62	0 .15	(0 .18)	58
20 .63	56,385	1 .29	1 .29	1 .61	0 .37	0 .05	40
(15 .84)	251,146	1 .21	1 .21	1 .37	0 .18	0 .02	82
(33 .07)++	157,704	1 .27+	1 .28+	1 .35+	0 .48+	0 .41+	6 ++
27 .27	180,582	1 .47	1 .47	1 .50	0 .39	0 .36	12
9 .80	179,907	1 .35	1 .35	1 .35	0 .34	0 .34	11

(0 .70)++	5,436	0 .90+	0 .90+	1 .26+	0 .64+	0 .28+	58 ++
21 .16	7,785	0 .90	0 .90	1 .14	0 .78	0 .54	40
(15 .50)	60,428	0 .80	0 .80	0 .93	0 .57	0 .44	82
(32 .84)++	11,347	0 .76+	0 .76+	0 .85+	0 .93+	0 .84+	6 ++
27 .99	11,189	0 .86	0 .86	0 .96	1 .00	0 .90	12
10 .18	10,479	0 .95	0 .95	0 .95	0 .73	0 .73	11

16 .31	170,704	1 .90	1 .90	1 .90	(1 .30)	(1 .30)	60
13 .29	177,514	1 .88	1 .88	1 .88	(0 .72)	(0 .72)	48
(10 .23)	164,005	1 .75	1 .75	1 .77	(1 .30)	(1 .32)	113
(43 .88)++	87,026	1 .45+	1 .45+	1 .45+	(1 .01)+	(1 .01)+	39 ++
29 .99	100,590	1 .61	1 .61	1 .61	(0 .94)	(0 .94)	29
23 .02	110,749	1 .42	1 .42	1 .42	(0 .64)	(0 .64)	11

17 .03	899	1 .35	1 .35	1 .35	(0 .77)	(0 .77)	60
13 .85	515	1 .38	1 .38	1 .38	(0 .29)	(0 .29)	48
(9 .80)	2,012	1 .20	1 .20	1 .20	(0 .78)	(0 .78)	113
(44 .00)++	975	1 .74+	1 .75+	1 .75+	(1 .31)+	(1 .31)+	39 ++
28 .00	1,119	2 .85	2 .85	2 .85	(2 .18)	(2 .18)	29
22 .08	1,767	2 .14	2 .14	2 .26	(1 .37)	(1 .49)	11

Financial Highlights

*Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and a redemption on the last day of the period. Neither an initial sales charge nor a CDSC is reflected in the calculation of total return. Total returns would have been lower in applicable years where the Advisor had not waived a portion of its fee.

**The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian, if applicable. ***Expense reductions are comprised of the contractual and voluntary expense reimbursements as described in Note (3), if applicable.

+ Annualized.

++ Not Annualized.

^ Name change. Formerly known as Sentinel Capital Markets Income Fund prior to November 1, 2006. ^^ Name change. Formerly known as Sentinel Mid Cap Growth Fund prior to March 30, 2010.

^^^ Name change. Formerly known as Sentinel Sustainable Emerging Companies Fund prior to December 18, 2008. (A) Commenced operations August 27, 2007.

(B) The fiscal year end for the Sentinel Capital Growth and Sentinel Growth Leaders Funds changed from June 30th to November 30th following the June 30, 2006 Annual Report. Information for the Sentinel Capital Growth Fund prior to March 17, 2006 is based on the predecessor Bramwell Growth Fund, and information for the Sentinel Growth Leaders Fund prior to March 17, 2006 is based on the predecessor Bramwell Focus Fund.

(C) Commenced operations March 17, 2006. (D) Commenced operations May 4, 2007.

(E) The fiscal year end for the Sentinel Georgia Municipal Bond and Sentinel Mid Cap Value Funds changed from October 31st to November 30th following the October 31, 2007 Annual Report. Information for the Sentinel Georgia Municipal Bond Fund prior to May 5, 2007 is based on the predecessor Synovus Georgia Municipal Bond Fund, and information for the Sentinel Mid Cap Value Fund prior to May 5, 2007 is based on the predecessor Synovus Mid Cap Value Fund.

(F) Commenced operations June 1, 2006.

(G) Per share net investment income (loss) and net realized and unrealized gains (losses) calculated without the use of average shares.

(H) The fiscal year end for the Sentinel Sustainable Core Opportunities Fund and Sentinel Sustainable Growth Opportunities Fund changed from June 30th to November 30th following the June 30, 2008 Annual Report. Information for the Sentinel Sustainable Core Opportunities Fund prior to April 5, 2008 is based on the predecessor Citizens Value Fund, and information for the Sentinel Sustainable Growth Opportunities Fund prior to April 5, 2008 is based on the predecessor Citizens Emerging Growth Fund.

(I) Commenced operations March 31, 2006.

Per share net investment (income) loss and net realized and unrealized gains (losses) for each Fund are calculated utilizing the average shares method unless otherwise noted.

Amounts designated as “-“ are either zero or represent less than $0.005 or $(0.005).

Page intentionally left blank.

Notes to Financial Statements

(1) Organization:

Sentinel Group Funds, Inc. (“Company”) is registered as an open-end investment company under the Investment Company Act of 1940, as amended. The Company consists of fourteen separate series – Sentinel Balanced Fund, Sentinel Capital Growth Fund, Sentinel Common Stock Fund, Sentinel Conservative Allocation Fund, Sentinel Georgia Municipal Bond Fund (a non-diversified series), Sentinel Government Securities Fund, Sentinel Growth Leaders Fund (a non-diversified series), Sentinel International Equity Fund, Sentinel Mid Cap Fund (formerly known as Sentinel Mid Cap Growth Fund prior to March 30, 2010), Sentinel Mid Cap Value Fund (a non-diversified series), Sentinel Short Maturity Government Fund, Sentinel Small Company Fund, Sentinel Sustainable Core Opportunities Fund and Sentinel Sustainable Growth Opportunities Fund, each individually referred to as a “Fund”, and collectively “Funds”. All Funds with the exception of Sentinel Georgia Municipal Bond Fund offer Class A shares, although Class A shares of the Sentinel Small Company Fund are no longer available for new investments, exchanges and reinvestment privileges, except under limited circumstances as described in the Prospectus dated March 30, 2010, as supplemented. Class B shares are no longer available for additional purchases from any Fund, except by the exchange of Class B shares between Funds or the reinvestment of dividends and distributions paid on Class B shares. The following Funds offer Class B shares: Sentinel Common Stock and Sentinel Small Company Funds. Sentinel Balanced, Sentinel Capital Growth, Sentinel Common Stock, Sentinel Conservative Allocation, Sentinel Government Securities, Sentinel Growth Leaders, Sentinel International Equity, Sentinel Mid Cap, Sentinel Mid Cap Value and Sentinel Small Company Funds offer Class C shares, although Class C shares of the Sentinel Small Company Fund are no longer available for new investments, exchanges and reinvestment privileges, except under limited circumstances as described in the Prospectus dated March 30, 2010, as supplemented. Sentinel Balanced Fund offers Class D shares, which are closed to additional purchases, except by the reinvestment of dividends and distributions paid on Class D shares. Sentinel Balanced, Sentinel Capital Growth, Sentinel Common Stock, Sentinel Georgia Municipal Bond, Sentinel Government Securities, Sentinel Growth Leaders, Sentinel International Equity, Sentinel Mid Cap, Sentinel Mid Cap Value, Sentinel Small Company, Sentinel Sustainable Core Opportunities and Sentinel Sustainable Growth Opportunities Funds offer Class I Shares. Sentinel Short Maturity Government Fund offers Class S shares.

(2) Significant Accounting Policies:

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

A. Security Valuation:

Equity securities that are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price or official closing price on the principal exchange on which they are traded on the date of determination as of the close of business of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time, each day that the NYSE is open for business. Foreign equity securities traded on a foreign securities exchange are subject to fair value pricing when appropriate, using valuations provided by an independent pricing service. Securities for which no sale was reported on the valuation date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed-income securities with original maturities of greater than 60 days, including short-term securities with more than 60 days left to maturity, are valued on the basis of valuations provided by an independent pricing service. The mean between the bid and asked prices is generally used for valuation purposes. Short-term securities with original maturities of less than 60 days are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium. Investments in mutual funds are valued at the net asset value per share on the day of valuation. Investments in exchange traded derivatives are valued at the settlement price determined by the relevant exchange. Investments in non-exchange traded derivatives are valued on the basis of prices supplied by an independent pricing service, if available, or quotes obtained from brokers and dealers. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund’s pricing time but after the close of the securities’ primary markets, will be fair valued under procedures adopted by the Funds’ Board of Directors. The Board has delegated this responsibility to a pricing committee, subject to its review and supervision.

The fair value hierarchy as required by GAAP is summarized in the three broad levels listed below:

• Level 1 – Quoted prices (unadjusted) in active markets for identical assets at the time of the NYSE close (normally 4:00 PM Eastern). Includes most domestic equities, American Depository Receipts, Exchange Traded Funds, Standard & Poor’s Depository Receipts and exchange traded derivatives that rely on unadjusted or official closing prices based on actual trading activity which coincides with the close of the NYSE.

• Level 2 – Other significant observable inputs (evaluated prices factoring in observable inputs using some type of model, matrix or other calculation methodology which takes into consideration factors such as quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Includes most long-term and short-term fixed income investments, most foreign equities trading on foreign exchanges, forward foreign currency contracts, non-exchange traded derivatives and over-the-counter securities not listed on the NASDAQ National Market System that rely on a mean price which falls between the last bid and asked quotes coinciding with the close of the NYSE. Investments in other Registered Investment Companies (RIC’s) that rely on calculated Net Asset Values (NAV’s) would also generally be considered Level 2.

• Level 3 – Significant unobservable inputs (including non-binding broker quotes or the Sentinel Pricing Committee’s own assumptions in determining the fair value of investments).

Notes to Financial Statements

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are normally valued using amortized cost, which approximates the current fair value of a security, but since this value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

There have been no significant changes in valuation techniques during the fiscal year, but the Sentinel Pricing Committee considers factors such as few recent transactions, inconsistent price quotes and wider bid-ask spreads when determining if transactions are not orderly for fair valuation purposes. The fair value measurements as of November 30, 2010 were as follows:

	Quoted Prices	Other
	(Unadjusted) in Active	Significant	Significant
	Markets for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Sentinel Fund	(Level 1)	(Level 2)	(Level 3)	Total
Assets:
Investments in Securities:
Balanced:
Collateralized Mortgage Obligations	$ –	$ 28,348,595	$ –	$ 28,348,595
Corporate Bonds	–	15,173,774	–	15,173,774
Domestic Common Stocks	156,045,910	–	–	156,045,910
Exchange Traded Funds	1,463,800	–	–	1,463,800
Foreign Stocks & ADR’s	6,825,400	–	–	6,825,400
Mortgage-Backed Securities	–	11,683,076	–	11,683,076
U.S. Treasury Obligations	–	3,941,876	–	3,941,876
Totals	$ 164,335,110	$ 59,147,321	$ –	$ 223,482,431
Capital Growth:
Corporate Short-Term Notes	$ –	1,499,991	$ –	1,499,991
Domestic Common Stocks	111,850,126	–	–	111,850,126
Exchange Traded Funds	5,416,800	–	–	5,416,800
Foreign Stocks & ADR’s:
Switzerland	–	2,235,350	–	2,235,350
All Other Foreign Stocks & ADR’s	4,106,880	–	–	4,106,880
Totals	$ 121,373,806	$ 3,735,341	$ –	$ 125,109,147
Common Stock:
Corporate Short-Term Notes	$ –	$ 6,189,303	$ –	$ 6,189,303
Domestic Common Stocks	1,047,257,193	–	–	1,047,257,193
Exchange Traded Funds	10,134,000	–	–	10,134,000
Foreign Stocks & ADR’s	43,435,330	–	–	43,435,330
Totals	$ 1,100,826,523	$ 6,189,303	$ –	$ 1,107,015,826
Conservative Allocation:
Agency Discount Notes	$ –	$ 2,499,993	$ –	$ 2,499,993
Collateralized Mortgage Obligations	–	37,697,017	–	37,697,017
Corporate Bonds	–	15,702,851	–	15,702,851
Domestic Common Stocks	42,623,533	–	–	42,623,533
Exchange Traded Funds	425,628	–	–	425,628
Foreign Stocks & ADR’s:
Australia	412,000	492,108	–	904,108
Brazil	324,400	–	–	324,400
China	–	342,060	–	342,060
France	292,620	1,127,578	–	1,420,198
Germany	328,510	991,085	–	1,319,595
Hong Kong	–	747,464	–	747,464
Israel	250,200	–	–	250,200
Japan	–	915,202	–	915,202
Singapore	–	493,533	–	493,533
South Korea	–	498,158	–	498,158
Spain	256,000	–	–	256,000
Switzerland	–	1,563,338	–	1,563,338
United Kingdom	250,600	1,099,720	–	1,350,320
Limited Partnership Interests	188,200	–	–	188,200
Mortgage-Backed Securities	–	7,937,706	–	7,937,706
U.S. Treasury Obligations	–	4,434,611	–	4,434,611
Totals	$ 45,351,691	$ 76,542,424	$ –	$ 121,894,115
Georgia Municipal Bond:
Institutional Money Market Funds	$ –	$ 475,000	$ –	$ 475,000
Municipal Bonds	–	24,333,107	–	24,333,107
Totals	$ –	$ 24,808,107	$ –	$ 24,808,107
Government Securities:
Agency Discount Notes	$ –	$ 28,999,972	$ –	$ 28,999,972
Collateralized Mortgage Obligations	–	580,742,561	–	580,742,561
Mortgage-Backed Securities	–	189,356,023	–	189,356,023
U.S. Treasury Obligations	–	29,564,070	–	29,564,070
Totals	$ –	$ 828,662,626	$ –	$ 828,662,626

Notes to Financial Statements

	Quoted Prices	Other
	(Unadjusted) in Active	Significant	Significant
	Markets for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Sentinel Fund	(Level 1)	(Level 2)	(Level 3)	Total
Growth Leaders:
Corporate Short-Term Notes	$ –	599,996	$ –	$ 599,996
Domestic Common Stocks	32,338,862	–	–	32,338,862
Exchange Traded Funds	1,625,040	–	–	1,625,040
Foreign Stocks & ADR’s:
Switzerland	–	790,970	–	790,970
All Other Foreign Stocks & ADR’s	1,236,000	–	–	1,236,000
Totals	$ 35,199,902	$ 1,390,966	$ –	$ 36,590,868
International Equity:
Agency Discount Notes	$ –	$ 1,799,995	$ –	$ 1,799,995
Domestic Common Stocks	3,099,500	–	–	3,099,500
Exchange Traded Funds	2,708,400	–	–	2,708,400
Foreign Stocks & ADR’s:
Australia	–	7,058,193	–	7,058,193
Brazil	4,480,800	–	–	4,480,800
China	–	9,996,984	–	9,996,984
Denmark	1,988,400	–	–	1,988,400
Finland	–	2,242,330	–	2,242,330
France	2,194,650	12,244,045	–	14,438,695
Germany	–	15,611,330	–	15,611,330
Hong Kong	–	8,988,100	–	8,988,100
India	2,752,200	–	–	2,752,200
Israel	4,299,600	–	–	4,299,600
Italy	–	2,657,095	–	2,657,095
Japan	–	22,269,936	–	22,269,936
Malaysia	–	1,274,805	–	1,274,805
Netherlands	–	1,719,496	–	1,719,496
Singapore	–	5,304,483	–	5,304,483
South Korea	–	2,846,620	–	2,846,620
Spain	3,107,000	2,489,021	–	5,596,021
Switzerland	–	15,824,497	–	15,824,497
Taiwan	–	2,031,145	–	2,031,145
United Kingdom	–	23,481,776	–	23,481,776
Totals	$ 24,630,550	$ 137,839,851	$ –	$ 162,470,401
Mid Cap*:
Domestic Common Stocks	$ 88,663,415	$ –	$ –	$ 88,663,415
Foreign Stocks & ADR’s	2,296,019	–	–	2,296,019
Real Estate Investment Trusts	1,775,053	–	–	1,775,053
U.S. Treasury Obligations	–	1,399,996	–	1,399,996
Totals	$ 92,734,487	$ 1,399,996	$ –	$ 94,134,483
Mid Cap Value:
Agency Discount Notes	$ –	$ 1,199,997	$ –	$ 1,199,997
Domestic Common Stocks:
Energy	17,883,744	6,506,136	–	24,389,880
All Other Domestic Common Stocks	131,494,570	–	–	131,494,570
Foreign Stocks & ADR’s	–	13,230,417	–	13,230,417
Totals	$ 149,378,314	$ 20,936,550	$ –	$ 170,314,864
Short Maturity Government:
Agency Discount Notes	$ –	$ 22,999,986	$ –	$ 22,999,986
Collateralized Mortgage Obligations	–	2,820,444,589	–	2,820,444,589
Mortgage-Backed Securities	–	705,003,221	–	705,003,221
Totals	$ –	$ 3,548,447,796	$ –	$ 3,548,447,796
Small Company:
Agency Discount Notes	$ –	$ 58,998,482	$ –	$ 58,998,482
Corporate Short-Term Notes	–	53,638,223	–	53,638,223
Domestic Common Stocks	1,995,648,302	–	–	1,995,648,302
Foreign Stocks & ADR’s	49,523,850	–	–	49,523,850
Real Estate Investment Trusts	51,238,050	–	–	51,238,050
Totals	$ 2,096,410,202	$ 112,636,705	$ –	$ 2,209,046,907
Sustainable Core Opportunities:
Corporate Short-Term Notes	$ –	$ 2,749,965	$ –	$ 2,749,965
Domestic Common Stocks	179,878,894	–	–	179,878,894
Foreign Stocks & ADR’s	6,920,900	–	–	6,920,900
Totals	$ 186,799,794	$ 2,749,965	$ –	$ 189,549,759
Sustainable Growth Opportunities:
Domestic Common Stocks	107,199,097	–	–	107,199,097
Exchange Traded Funds	2,031,300	–	–	2,031,300
Foreign Stocks & ADR’s	1,702,228	–	–	1,702,228
Totals	$ 110,932,625	$ –	$ –	$ 110,932,625
Liabilities:
None.
*Name change. Formerly known as Sentinel Mid Cap Growth Fund.

Notes to Financial Statements

Please refer to each Fund’s Statement of Investment in Securities for more detailed information on specific securities.
Fair Value Level 3 activity for the fiscal year ended November 30, 2010 was as follows:

Sentinel Conservative Allocation Fund
Assets:
Investments in Securities:	Corporate Bonds
Beginning Balance	$ 798,287
Purchases	-
Transfers Into Level 3	-
Sales	(794,801)
Transfers Out of Level 3	-
Accrued Amortization	-
Realized Gains (Losses)	(513,477)*
Unrealized Gains (Losses)	509,991 **
Ending Balance	$ -
Liabilities:
Investments in Securities:	None.
*Realized Gains (Losses) are included in the net realized gain (loss) from investments in the Statement of Operations.
**Unrealized Gains (Losses) are included in the net change in unrealized appreciation (depreciation) during the period from investments in the Statement of Operations.

			Accumulated
B. Securities Transactions and Related			undistributed net
Investment Income:		Accumulated	realized gain (loss)
		undistributed	on investments and
Securities transactions are accounted for on the next business		net investment	foreign currency	Paid-in
day following trade date (trade date plus one). Under certain	Sentinel Fund	income (loss)	transactions	capital
circumstances, exceptions are made so that purchases and	Balanced	$337,537	$(337,537)	$ -
sales are booked on trade date. These exceptions include:
	Conservative
(1) when trades occur on a day that happens to coincide with	Allocation	264,437	(264,437)	-
the last business day of a calendar month; or
	Georgia
(2) on occasion, if Sentinel Administrative Services, Inc.	Municipal Bond	(9,708)	9,708	-
(“SASI”), the Funds’ administrator, believes significant price	Government
movements are deemed large enough to impact the calcula-	Securities	3,678,985	(3,660,179)	(18,806)
tion of the net asset value per share.
	Growth Leaders	4	-	(4)
Interest income is recorded on the accrual basis, which includes
the amortization of bond premiums on fixed-income securities.	International
Dividend income is recorded on the ex-dividend date when	Equity	1,616,265	10,587,668	(12,203,933)
verified by two independent sources and adjusted daily for	Mid Cap *	609,463	7,225,950	(7,835,413)
foreign tax withholding, reclaims and currency fluctuations,	Mid Cap Value	(67,961)	67,960	1
when applicable. The cost of securities sold is determined,	Short Maturity
and realized gains and losses are computed, using the identi-	Government	26,038,686	(24,666,037)	(1,372,649)
fied cost method. Market discount and original issue discount
are accreted to income. Distributions received from the Funds’	Small Company	5,679,337	62,779	(5,742,116)
investments in real estate investment trusts (“REITs”) and
master limited partnerships often include a “return of capital”	Sustainable Growth
which is recorded by the Funds as a reduction of the cost basis	Opportunities	690,245	-	(690,245)
of the securities held.
	*Name change. Formerly known as Sentinel Mid Cap Growth Fund.

C. Dividends and Distributions:

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for gains and losses on mortgage-backed securities payment receipts, foreign currency transactions, the reclassification of net investment losses, the reclassification of fair fund settlements and expiration of capital loss carry forwards to paid-in capital. The following reclassifications were made to reflect these differences as of November 30, 2010:

D. Dollar Rolls:

Sentinel Balanced, Sentinel Conservative Allocation, Sentinel Government Securities and Sentinel Short Maturity Government Funds may enter into dollar rolls in which the Funds sell securities for delivery in the current month, and simultaneously contract to repurchase similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Funds forego principal and interest paid on the securities. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. Realized gains and losses on sales, if applicable, are recorded on trade date plus one or trade date. There were no dollar roll transactions during the fiscal year ended November 30, 2010.

Notes to Financial Statements

E. Federal Income Taxes:	put option written by a Fund is exercised, the premium reduces
Each Fund intends to continue to meet the requirements of	the cost basis of the securities purchased by the Fund. The risk
the Internal Revenue Code applicable to regulated investment	associated with purchasing put and call options is limited to the
companies. Each Fund intends to distribute all of its taxable	premium paid. There were no options transactions during the
income to its shareholders, relieving it of any federal or state	fiscal year ended November 30, 2010.
excise tax or income tax liability. Each Fund is also required to	I. Repurchase Agreements:
recognize the tax effects of certain tax positions under a “more	Each Fund may enter into repurchase agreements as a means
likely than not” standard, that based on their technical merits,	of making short-term investments, of seven days or less, and
have a more than 50 percent likelihood of being sustained upon	in aggregate amounts of not more than 25% of the net assets
examination. Fund management carried out procedures to iden-	of a Fund. Each Fund, through its custodian, takes possession
tify material tax position adjustments and has none to report	of the securities collateralizing repurchase agreements. All
for the fiscal year ended November 30, 2010, along with the	repurchase agreements entered into by the Funds provide that
three previous fiscal years, which are still considered open and	the market value of the collateral underlying the repurchase
subject to examination.	agreement at the time of purchase, and each subsequent busi-
F. Foreign Currency Translations:	ness day, will always be at least equal to 102% of the repurchase
The books and records of the Funds are maintained in U.S.	agreement amount including accrued interest. If the seller
dollars. Foreign currency amounts are translated into U.S.	defaults and the value of the collateral declines or if bankruptcy
dollars at the mean between the buying and selling rates on the	proceedings are commenced with respect to the seller of the
following basis:	security, realization of the collateral by the Fund may be delayed
(1) market value of investment securities, assets and liabilities	or limited. There were no repurchase agreements outstanding
at the closing daily rate of exchange; and	at November 30, 2010.
(2) purchases and sales of investment securities, income and	J. Line of Credit:
expenses at the rate of exchange prevailing on the respective	The Company has obtained access to an unsecured line of credit
dates of such transactions.	of up to $20,000,000 from State Street Bank and Trust Company
The Funds do not isolate the portion of gains and losses on	(“SSB”) for temporary borrowing purposes. Borrowings under
investments in securities that is due to changes in the foreign	this arrangement bear interest at the current overnight Federal
exchange rates from that due to changes in market prices of	Funds rate or the London InterBank Offered Rate (LIBOR), which
such securities. However, pursuant to United States federal	ever is greater, plus an additional 1.25%. In addition, a commit-
income tax regulations, gains and losses from certain foreign	ment fee equal to 0.15% per annum on the daily unused balance
currency transactions are treated as ordinary income for	is paid quarterly to SSB. The average amount outstanding and
federal income tax purposes.	average interest rate for each Fund during the fiscal year ended
November 30, 2010 was as follows:
G. Forward Foreign Currency Contracts:
		Average Amount	Average
Certain Funds may enter into forward foreign exchange	Sentinel Fund	Outstanding	Interest Rate
contracts in connection with planned purchases or sales of
securities or to hedge the U.S. dollar value of portfolio securi-	Balanced	$ 13,517	1.45%
ties denominated in a foreign currency. Forward contracts are	Capital Growth	14,370	1.45%
valued at the forward rate and are marked-to-market daily. The
daily change in the market value is recorded as an unrealized	Common Stock	526	1.45%
gain or loss. The Funds realize a gain or loss when the forward	Conservative Allocation	6,005	1.45%
contract is closed on delivery of the currency. Risks may arise	Georgia Municipal Bond	26,104	1.45%
with respect to entering into forward contracts from potential	Government Securities	311,825	1.45%
inability of counterparties to meet the terms of the forward
contracts and from unanticipated movements in the value of	Growth Leaders	1,259	1.45%
foreign currencies relative to the U.S. dollar. A Fund’s risk of	International Equity	7,252	1.45%
loss from forward currency contracts may exceed the related	Mid Cap *	3,284	1.45%
amounts reflected on the Statement of Assets and Liabilities.
	Mid Cap Value	68,832	1.45%
H. Options Contracts:
Certain Funds may enter into options contracts. When a Fund	Short Maturity
	Government	110,082	1.45%
writes an option, an amount equal to the premium received by
the Fund is recorded as a liability and is subsequently adjusted	Small Company	24,763	1.45%
daily to the current fair value of the option written. Premiums	Sustainable Core
received from writing options that expire unexercised are	Opportunities	2,088	1.45%
treated by the Fund on the expiration date as realized gains	Sustainable Growth
from investments. The difference between the premium and	Opportunities	13,658	1.45%
the amount paid on effecting a closing purchase transaction is
also treated as a realized gain, or, if the premium is less than the	*Name change. Formerly known as Sentinel Mid Cap Growth Fund prior to
amount paid for the closing purchase transaction, as a realized	March 30, 2010.
loss. If a call option written by a Fund is exercised, the premium
is added to the proceeds from the sale of the underlying security	At November 30, 2010, none of the Funds had an outstanding
in determining whether the Fund has realized a gain or loss. If a	balance against this line of credit.

Notes to Financial Statements

K. Securities Lending:	(3) Management Advisory Fee and Other
Under an agreement with SSB, the Funds may lend their secu-	Transactions with Affiliates:
rities, up to 50% of each Fund’s portfolio before taking into
account the securities loaned, to certain approved brokers,	Pursuant to Investment Advisory Agreements (“Advisory
dealers and other financial institutions. Each loan is collat-	Agreements”) amended April 4, 2008, Sentinel Asset Manage-
eralized by cash in an amount equivalent to a value of 102%	ment, Inc. (“SAMI”, a subsidiary of NLV Financial Corporation),
(domestic) or 105% (foreign) of the market value of the loaned	provides general supervision of the Funds’ investments. Under
securities. Any adjustments in collateral required to maintain	the Advisory Agreements, each Fund pays SAMI a monthly
those levels due to market value fluctuations are made the next	fee based on the annual rates shown. When determining the
business day. The cash collateral is invested in a registered	breakpoint for the advisory fee, assets are aggregated for the
money market fund advised by State Street Global Advisors,	Sentinel Government Securities and Sentinel Short Maturity
a subsidiary of SSB. A portion of the income generated by the	Government Funds.
investment of the collateral, net of any rebates paid by SSB to		Advisory
the borrowers, is remitted to SSB as lending agent, and the	Sentinel Fund	Fee Rate	Average Daily Net Assets
remainder is paid to the Fund. The Fund receives from the
borrower all accrued dividend and interest amounts while the		Each subject to:
securities are out on loan. The Fund retains certain ownership	Balanced	0.55%	First $200 million
rights as to the loaned securities when retaining such rights is	Conservative Allocation	0.50%	Next $200 million
considered to be in the Fund’s best interest. Generally, in the		0.45%	Next $600 million
event of borrower default, the Fund has the right to use the		0.40%	Next $1 billion
collateral to offset any losses incurred. In the event the Fund		0.35%	In excess of $2 billion
is delayed or prevented from exercising its right to dispose of		Each subject to:
the collateral, there may be a potential loss to the Fund. The	Capital Growth	0.70%	First $500 million
Fund bears the risk of loss with respect to the investment of the	Common Stock
collateral. For the fiscal year ended November 30, 2010, none of	International Equity	0.65%	Next $300 million
the Funds loaned securities because the Funds’ advisor elected	Mid Cap *
to temporarily suspend participation in the program	Small Company	0.60%	Next $200 million
.	Sustainable Core	0.50%	Next $1 billion
	Opportunities
L. Other:	Sustainable Growth	0.40%	In excess of $2 billion
Direct expenses of a Fund are charged to that Fund while	Opportunities
common expenses of the Company are allocated proportion-	Georgia Municipal Bond	0.45%	First $1 billion
ately based upon the Funds’ respective average net assets or		0.40%	Next $1 billion
number of shareholder accounts.		0.35%	In excess of $2 billion
Expenses not charged to a specific Class of each Fund are allo-	Government Securities	0.55%	First $200 million
cated on the basis of daily net assets or number of shareholder	Short Maturity	0.50%	Next $200 million
accounts on a pro rata basis. Class specific expenses such	Government
		0.45%	Next $600 million
as 12b-1 distribution fees, blue sky registration fees, certain		0.40%	Next $1 billion
transfer agency fees and NASDAQ listing fees are charged to		0.35%	In excess of $2 billion
the appropriate class.	Growth Leaders	0.90%	First $500 million
Investment income and realized and unrealized gains and losses		0.85%	Next $300 million
are allocated pro rata based on the value of shares outstanding		0.80%	Next $200 million
for each Class within a Fund.		0.70%	Next $1 billion
Earnings credits are received from the custodian and dividend		0.60%	In excess of $2 billion
paying agent on cash balances and are reflected in the State-	Mid Cap Value	0.75%	First $500 million
ment of Operations as an expense offset.		0.65%	Next $300 million
The Sentinel International Equity and Sentinel Small Company		0.60%	Next $200 million
Funds are subject to redemption fees of 2% on shares held		0.50%	Next $1 billion
30 calendar days or less. The Sentinel Balanced, Sentinel		0.40%	In excess of $2 billion
Capital Growth, Sentinel Common Stock, Sentinel Conservative	*Name change. Formerly known as Sentinel Mid Cap Growth Fund prior to
Allocation, Sentinel Georgia Municipal Bond, Sentinel Govern-	March 30, 2010.
ment Securities, Sentinel Growth Leaders, Sentinel Mid Cap	With respect to Sentinel Georgia Municipal Bond Fund, SAMI
(formerly known as Sentinel Mid Cap Growth prior to March	has entered into a sub-advisory agreement with GLOBALT,
30, 2010), Sentinel Mid Cap Value, Short Maturity Government,	Inc. Pursuant to such agreement, GLOBALT provides SAMI
Sentinel Sustainable Core Opportunities and Sentinel Sustain-	with a continuous investment program consistent with the
able Growth Opportunities Funds are subject to, under certain	Fund’s investment objectives and policies. SAMI compensates
circumstances, an excessive trading fee of 2% of the amount	GLOBALT for the sub-advisory services.
redeemed. Both the redemption fee and excessive trading fee
are subject to certain exceptions under which they may not be	With respect to Sentinel Mid Cap Value Fund, SAMI has entered
charged.	into a sub-advisory agreement with Steinberg Asset Manage-
	ment, LLC. Pursuant to such agreement, Steinberg provides
	SAMI with a continuous investment program consistent with the
	Fund’s investment objectives and policies. SAMI compensates
	Steinberg for the sub-advisory services.

Notes to Financial Statements

The Class A shares of all Funds have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act. These distribution plans are herein referred to as the “A Plans”. Each of the Funds that offer Class B shares has also adopted a distribution plan applicable to its Class B shares. These plans are herein referred to as the “B Plans”. Each of the Funds that offer Class C shares has also adopted a Class C distribution plan applicable to its Class C shares referred to as the “C Plans”. Sentinel Balanced Fund has adopted a distribution plan for its Class D shares referred to as the “D Plan”. Sentinel Short Maturity Government Fund has adopted a distribution plan for its Class S shares referred to as the “S Plan”.

Under the A Plans, each participating Fund pays to Sentinel Financial Services Company (the “Distributor”, a company in which SAMI and another wholly owned subsidiary of SAMI are partners), a monthly fee at the maximum annual rate of (a) 0.30% of average daily net assets relating to Class A shares outstanding in the case of the Sentinel Balanced, Sentinel Capital Growth, Sentinel Common Stock, Sentinel Conservative Allocation, Sentinel Growth Leaders, Sentinel International Equity, Sentinel Mid Cap (formerly known as Sentinel Mid Cap Growth prior to March 30, 2010), Sentinel Mid Cap Value, Sentinel Small Company, Sentinel Sustainable Core Opportunities and Sentinel Sustainable Growth Opportunities Funds, (b) 0.20% of average daily net assets relating to Class A shares outstanding in the case of the Sentinel Government Securities Fund or (c) 0.25% of average daily net assets relating to Class A shares outstanding in the case of the Sentinel Short Maturity Government Fund. Such fees are used to reimburse the Distributor for eligible expenses incurred in connection with distribution and promotion of the shares and, up to 0.25%, for the servicing of shareholders of each participating Fund.

Under the Plan applicable to the Class B shares, the Class B shares of each of the Sentinel Common Stock and Sentinel Small Company Funds pay to the Distributor a monthly fee at an annual rate of up to a total of 1.00% of average daily net assets. Such fees are used to reimburse the Distributor for eligible expenses incurred in connection with distribution and promotion of the shares and, up to 0.25%, for the servicing of shareholders of each participating Fund, which may include recovery of the initial sales commissions paid by the Distributor at the time of sales of Class B shares, together with the cost of financing such payments. Under the Plan applicable to the Class C shares, the Class C shares of each of the Sentinel Balanced, Sentinel Capital Growth, Sentinel Common Stock, Sentinel Conservative Allocation, Sentinel Government Securities, Sentinel Growth Leaders, Sentinel International Equity, Sentinel Mid Cap (formerly known as Sentinel Mid Cap Growth prior to March 30, 2010), Sentinel Mid Cap Value and Sentinel Small Company Funds pay to the Distributor a monthly fee at an annual rate of up to a total of 1.00% of average daily net assets. Such fees are used to reimburse the Distributor for eligible expenses incurred in connection with distribution and promotion of the shares and, up to 0.25%, for the servicing of shareholders of each participating Fund. In the first year after the purchase, this fee is designed to recover the initial sales commission of 1.00% paid by the Distributor to the selling financial intermediary. In subsequent years, the entire 1.00% may be paid to the financial intermediary as additional commission and/or, up to 0.25%, for service fees.

Under the Plan Applicable to Sentinel Balanced Fund Class D shares, these shares pay to the Distributor a monthly fee at an annual rate of up to a total of 0.75% of average daily net assets. Such fees are used to reimburse the Distributor for eligible expenses incurred in connection with distribution and promotion of the shares and, up to 0.25%, for the servicing of shareholders of each participating Fund.

Under the Plan Applicable to Sentinel Short Maturity Government Class S shares, these shares pay to the Distributor a monthly fee at an annual rate of up to a total of 0.75% of average daily net assets. Such fees are used to reimburse the Distributor for eligible expenses incurred in connection with distribution and promotion of the shares and, up to 0.25%, for the servicing of shareholders of each participating Fund. The entire distribution fee may be paid to the selling dealer.

The Class I shares do not pay distribution fees.

The Funds are not assessed distribution fees on shares owned by NLV Financial Corporation and its affiliates. Where NLV Financial Corporation and its affiliates held an investment for part of or the entire reporting period, from December 1, 2009 to November 30, 2010, this potentially results in overall distribution fees for that share class of less than the maximum limits involved. NLV Financial Corporation and its affiliates had investments for the entire reporting period in Sentinel Capital Growth Fund Class C, Sentinel Government Securities Fund Class C, Sentinel Growth Leaders Fund Class C and Sentinel Mid Cap Fund Class C (formerly known as Sentinel Mid Cap Growth Fund Class C prior to March 30, 2010). NLV Financial Corporation and its affiliates also had investments in Sentinel Sustainable Core Opportunities Fund Class A and Sentinel Sustainable Growth Opportunities Fund Class A from December 1, 2009 through November 9, 2010.

These asset-based fees, excepting the service fee component, are subject to aggregate limits imposed by the Financial Industry Regulatory Authority, Inc. (“FINRA”).

The Distributor will not be reimbursed for any un-reimbursed eligible expenses from any other Fund, or in any future year from any of the Plans.

The Distributor also receives a sales charge added to the net asset value received by the Funds on the sale of Class A shares. This compensation is not an expense of the Funds and does not affect their operating results. The Distributor has advised the Funds that it received sales charges aggregating $5,186,690 for the fiscal year ended November 30, 2010. The Funds have been advised that the total distribution charges retained by the Distributor on the sale of shares amounted to $521,283 after allowances of $807,287 to Equity Services, Inc., a subsidiary of NLV Financial Corporation, and $3,858,120 to other investment dealers. During this same period, the distributor advised the Funds that it received $120,879 in contingent deferred sales charges from certain redemptions of Class A shares, $41,374 in contingent deferred sales charges from redemptions of Class B shares, $118,868 in contingent deferred sales charges from redemptions of Class C shares, $8,187 in contingent deferred sales charges from redemptions of Class D shares and no contingent deferred sales charges from redemptions of Class I or S shares.

Each Director who is not an affiliate of SAMI receives an annual fee of $59,000 from the Company. The Lead Independent Director is paid an additional $16,000 annual fee. The chairs of each of the Audit and Governance Committees are paid an additional annual fee of $6,000. Fees paid to Directors are generally distributed quarterly on a pro rata basis. Directors are also reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Certain Directors of the Funds have chosen to have their fees deferred in accordance

Notes to Financial Statements

with the Funds’ deferred compensation plan. These amounts are included in Directors’ and Chief Compliance Officer’s fees and expenses and Deferred compensation expenses on the Statement of Operations and Statement of Assets and Liabilities, respectively. Directors’ and Chief Compliance Officer’s fees and expenses for the fiscal year ended November 30, 2010 were $793,969.Pursuant to an Administration Agreement with Sentinel Admin- istrative Services, Inc. (“SASI”, a subsidiary of SAMI), the Funds receive administration services and pay SASI a monthly fee at an annual rate of 0.0375% of the first $4 billion of the Company’s aggregate average daily net assets; 0.035% of the next $3 billion of the Company’s aggregate average daily net assets and 0.0325% of the Company’s aggregate average daily net assets in excess of $7 billion. The Funds are responsible for all charges of outside pricing services and other out-of-pocket expenses incurred by SASI in connection with the performance of its duties under the Adminis- tration Agreement.

Transfer and Dividend Disbursing Agreements for the fiscal year ended November 30, 2010 were $8,012,302.

Effective July 1, 2010, SAMI has agreed to reimburse certain expenses paid by the Class I shares of each Fund to the extent necessary to prevent the total annual fund operating expense ratios of the Class I shares of each Fund, on an annualized basis, from exceeding the total annual fund operating expense ratio of the respective Class A shares of the same Fund, where appli- cable. This agreement will continue through March 30, 2011. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund. For the period from July 1, 2010 through November 30, 2010, the total amount reim- bursed under this policy to Sentinel Sustainable Growth Opportunities Fund Class I was $1,400.

As of November 30, 2010, NLV Financial Corporation and its affili- ates held ownership in the Funds as follows:

Pursuant to a Transfer and Dividend Disbursing Agent Agreement		Approximate %
with SASI, the Funds receive transfer agency services and pay SASI	Sentinel Fund	Ownership

an annual fee of $2,657,831, plus an amount equal to an annual	Balanced - I	6.4%
rate of $15 per shareholder account in excess of 106,500 accounts	Capital Growth - C	3.9%
as of the last day of the month preceding the installment due date,	Capital Growth - I	6.0%
which is paid in twelve monthly installments due on the first day of	Government Securities - C	0.1%
each month for the preceding month. The base fee of $2,657,831	Growth Leaders - C	2.1%
is subject to inflationary increases under certain circumstances,	Growth Leaders - I	91.0%
subject to approval by the Company’s Board of Directors. The	International Equity - I	2.3%
Funds may also reimburse SASI for sub-transfer agency, plan	Mid Cap* - C	4.2%
agent and similar fees paid by SASI to other entities who provide	Mid Cap* - I	3.3%
services to accounts underlying an omnibus account of record in	Short Maturity Government - A	0.0%**
accordance with policies approved by the Board of Directors. The	Sustainable Growth Opportunities - I	46.8%
currently approved policy would allow such reimbursement at an
annual rate of 0.17% of a Fund’s average daily net assets.	*Name change. Formerly known as Sentinel Mid Cap Growth Fund.
Fees paid to SASI under the provisions of the Administration and	**Ownership percentage represents less than 0.05%.

(4) Investment Transactions:
Purchases and sales of investment securities (excluding short term obligations) for the fiscal year ended November 30, 2010 were as follows:
	Purchases of other than	Purchases of U.S.	Sale of other than U.S.	Sale of U.S. Government
	U.S. Government direct	Government direct and	Government direct and	direct and agency
Sentinel Fund	and agency obligations	agency obligations	agency obligations	obligations
Balanced	$46,463,495	$301,001,239	$36,006,966	$319,491,813
Capital Growth	30,025,861	-	27,410,349	-
Common Stock	122,937,159	-	152,301,588	-
Conservative Allocation	41,624,833	303,474,280	24,751,395	302,087,973
Georgia Municipal Bond	4,042,660	-	6,740,284	-
Government Securities	-	4,717,725,474	-	4,694,292,933
Growth Leaders	14,013,029	-	13,859,453	-
International Equity	31,432,638	-	39,512,703	-
Mid Cap*	28,211,964	-	36,468,448	-
Mid Cap Value	91,237,370	-	117,992,419	-
Short Maturity
Government	-	3,073,860,842	-	1,320,985,151
Small Company	599,896,043	-	620,220,402	-
Sustainable Core
Opportunities	19,533,740	-	35,313,589	-
Sustainable Growth
Opportunities	11,146,947	-	20,298,629	-
*Name change. Formerly known as Sentinel Mid Cap Growth Fund prior to March 30, 2010.

Notes to Financial Statements

At November 30, 2010, the Company had tax basis capital losses which may be used to offset future capital gains as follows:
		Expiring on	During the year ended November 30, 2010, the Funds utilized
Fund		11/30	capital losses as follows:
Capital Growth	$511,652	2012	Sentinel Fund	Capital Losses Utilized
	1,810,397	2013	Balanced	$ 115,195
Total	$2,322,049**		Capital Growth	584,317
			Conservative Allocation	2,958,929
Common Stock	$19,035	2018
			Government Securities	1,338,728
			Growth Leaders	546,272
Conservative Allocation	$6,468,217	2016
	2,349,220	2017	Mid Cap*	7,963,015
Total	$8,817,437**		Mid Cap Value	21,468,537
			Small Company	113,790,998
Growth Leaders	$2,169,844	2016	Sustainable Growth Opportunities	1,700,148
	2,870,258	2017	*Name change. Formerly known as Sentinel Mid Cap Growth Fund.
Total	$5,040,102
			It is unlikely that a capital gains distribution will be paid to
International Equity	$1,350,365	2016	shareholders of the Funds until net gains have been realized in
	12,566,879	2017	excess of such capital loss carry forwards or the carry forwards
			expire. The following Funds had capital loss carry forwards
	7,311,841	2018	expire last fiscal year:

Total	$21,229,085
			Sentinel Fund	Capital Losses Expired
Mid Cap *	$6,025,527	2016	International Equity	$10,595,857
	15,769,468	2017	Mid Cap*	7,225,950
Total	$21,794,995		Short Maturity Government	1,372,649

Mid Cap Value	$22,054,690	2017

Short Maturity Government	$9,464,512	2011
	5,073,636	2012
	4,694,622	2013
	4,202,997	2014
	916,192	2015
	505,428	2016
	2,065,072	2017
	16,447,278	2018
Total	$43,369,737

Small Company	$38,074,027	2017

Sustainable Core Opportunities	$15,917,378	2014
	20,754,251	2016
	9,656,295	2017
	2,756,462	2018
Total	$49,084,386

Sustainable Growth Opportunities	$1,761,910	2011
	15,274,962	2016
	14,734,464	2017
	$31,771,336

*Name change. Formerly known as Sentinel Mid Cap Growth Fund.
**Utilization of these losses in future years may be limited under Federal tax laws.

Notes to Financial Statements

(5) Fund shares
At November 30, 2010, 2.94 billion shares of one cent par value authorized as follows:
Class A shares	Authorized shares
Balanced	40,000,000
Capital Growth	40,000,000
Common Stock	75,000,000
Conservative Allocation	20,000,000
Government Securities	90,000,000
Growth Leaders	20,000,000
International Equity	20,000,000
Mid Cap*	45,000,000
Mid Cap Value	40,000,000
Short Maturity Government	150,000,000
Small Company	300,000,000
Sustainable Core Opportunities	40,000,000
Sustainable Growth Opportunities	40,000,000
920,000,000
Class B Shares
Common Stock	20,000,000
Small Company	40,000,000
60,000,000
Class C Shares
Balanced	10,000,000
Capital Growth	40,000,000
Common Stock	10,000,000
Conservative Allocation	10,000,000
Government Securities	20,000,000
Growth Leaders	20,000,000
International Equity	10,000,000
Mid Cap*	30,000,000
Mid Cap Value	40,000,000
Small Company	50,000,000
240,000,000
Class D Shares
Balanced	20,000,000
Class I Shares
Balanced	40,000,000
Capital Growth	40,000,000
Common Stock	40,000,000
Georgia Municipal Bond	40,000,000
Government Securities	40,000,000
Growth Leaders	40,000,000
International Equity	40,000,000
Mid Cap*	40,000,000
Mid Cap Value	40,000,000
Small Company	170,000,000
Sustainable Core Opportunities	40,000,000
Sustainable Growth Opportunities	40,000,000
610,000,000
Class S Shares
Short Maturity Government	500,000,000

Total Allocated Shares	2,350,000,000
Unallocated Shares	590,000,000
*Name change. Formerly known as Sentinel Mid Cap Growth Fund.

Notes to Financial Statements

Proceeds from sales and payments for redemptions on Fund shares as shown in the statement of changes in net assets are represented by the following number of shares.
			Shares issued		Net increase
		Shares issued	in reinvestment		(decrease)
		in share	of dividends and		in shares
Fiscal Period Ended 11/30/10	Shares sold	conversions	distributions	Shares reacquired	outstanding
Balanced - A	1,372,698	166,949+	183,197	2,252,304	(529,460)
Balanced - B	1,660	-	546	136,725	(134,519)
Balanced - B+	-	-	-	166,105	(166,105)
Balanced - C	195,040	-	4,122	142,013	57,149
Balanced - D	1,471	-	504	131,563	(129,588)
Balanced - I	20,328	-	2,681	20,769	2,240
Capital Growth - A	554,771	-	12,711	1,106,197	(538,715)
Capital Growth - C	24,629	-	-	21,583	3,046
Capital Growth - I	14,238	-	361	26,845	(12,246)
Common Stock - A	2,266,894	-	189,761	3,970,293	(1,513,638)
Common Stock - B	3,855	-	-	166,936	(163,081)
Common Stock - C	359,630	-	484	165,799	194,315
Common Stock - I	2,188,311	-	34,973	2,439,795	(216,511)
Conservative Allocation - A	2,717,202	240,948++	127,147	2,146,447	938,850
Conservative Allocation - B	13,547	-	3,168	341,090	(324,375)
Conservative Allocation - B++	-	-	-	241,808	(241,808)
Conservative Allocation - C	1,550,910	-	23,102	325,205	1,248,807
Georgia Municipal Bond - A	-	-	273	-	273
Georgia Municipal Bond - A*	-	-	-	12,494	(12,494)
Georgia Municipal Bond - I	128,673	12,194*	1,183	367,490	(225,440)
Government Securities - A	24,488,243	-	2,379,685	24,835,025	2,032,903
Government Securities - C	4,414,740	-	174,838	2,549,690	2,039,888
Government Securities - I	4,501,221	-	190,003	5,978,911	(1,287,687)
Growth Leaders - A	837,138	-	1,669	994,521	(155,714)
Growth Leaders - C	44,723	-	-	78,629	(33,906)
Growth Leaders - I	19,572	-	4	16,160	3,416
International Equity - A	1,043,579	145,554^	95,472	1,639,133	(354,528)
International Equity - B	200	-	-	35,735	(35,535)
International Equity - B^	-	-	-	149,810	(149,810)
International Equity - C	56,670	-	-	62,830	(6,160)
International Equity - I	92,275	-	6,389	92,867	5,797
Mid Cap** - A	538,528	179,492^^	-	945,297	(227,277)
Mid Cap** - B	2,096	-	-	34,577	(32,481)
Mid Cap** - B^^	-	-	-	207,965	(207,965)
Mid Cap** - C	35,415	-	-	44,389	(8,974)
Mid Cap** - I	48,253	-	-	61,587	(13,334)
Mid Cap Value - A	1,406,063	-	-	2,579,704	(1,173,641)
Mid Cap Value - C	105,789	-	-	378,387	(272,598)
Mid Cap Value - I	956,932	-	-	2,711,871	(1,754,939)
Short Maturity Government - A	102,630,913	-	2,225,909	73,165,083	31,691,739
Short Maturity Government - S	263,571,893	-	3,635,098	114,021,217	153,185,774
Small Company - A	29,588,340	-	-	51,384,909	(21,796,569)
Small Company - B	14,873	-	-	4,392,308	(4,377,435)
Small Company - C	2,008,305	-	-	5,019,272	(3,010,967)
Small Company - I	57,975,544	-	-	36,779,828	21,195,716
Sustainable Core
Opportunities - A	522,063	-	49,983	2,057,825	(1,485,779)
Sustainable Core
Opportunities - I	198,341	-	7,394	352,480	(146,745)
Sustainable Growth
Opportunities - A	335,803	-	-	1,264,100	(928,297)
Sustainable Growth
Opportunities - I	71,249	-	-	43,461	27,788
+All outstanding shares of the Sentinel Balanced Fund Class B were converted into Sentinel Balanced Fund Class A shares following the close of business on
September 10, 2010.
++All outstanding shares of the Sentinel Conservative Allocation Fund Class B were converted into Sentinel Conservative Allocation Fund Class A shares following the close of business on September 10, 2010.
*All outstanding shares of the Sentinel Georgia Municipal Bond Fund Class A were converted into Sentinel Georgia Municipal Bond Fund Class I shares following the close of business on January 15, 2010.
**Name change. Formerly known as Sentinel Mid Cap Growth Fund prior to March 30, 2010.
^All outstanding shares of the Sentinel International Equity Fund Class B were converted into Sentinel International Equity Fund Class A shares following the close of business on March 19, 2010.

^^All outstanding shares of the Sentinel Mid Cap Fund Class B were converted into Sentinel Mid Cap Fund Class A shares following the close of business on March 19, 2010.

Notes to Financial Statements

			Shares issued		Net increase
		Shares issued	in reinvestment		(decrease)
		in share	of dividends and		in shares
Fiscal Period Ended 11/30/09	Shares sold	conversions	distributions	Shares reacquired	outstanding
Balanced - A	1,915,286	-	263,809	2,539,563	(360,468)
Balanced - B	19,160	-	4,516	277,233	(253,557)
Balanced - C	366,127	-	5,567	163,075	208,619
Balanced - D	786	-	4,483	280,852	(275,583)
Balanced - I	29,719	-	4,287	27,751	6,255
Capital Growth - A	796,764	-	11,868	1,442,783	(634,151)
Capital Growth - C	35,433	-	-	34,346	1,087
Capital Growth - I	30,733	-	1,083	36,976	(5,160)
Common Stock - A	3,373,358	-	266,462	4,483,986	(844,166)
Common Stock - B	20,412	-	315	287,170	(266,443)
Common Stock - C	287,716	-	1,371	229,318	59,769
Common Stock - I	3,245,722	-	33,644	2,165,247	1,114,119
Conservative Allocation - A	2,324,496	-	161,217	2,459,242	26,471
Conservative Allocation - B	83,560	-	18,738	830,465	(728,167)
Conservative Allocation - C	670,545	-	25,287	306,859	388,973
Georgia Municipal Bond - A	557	-	2,327	107,618	(104,734)
Georgia Municipal Bond - I	286,893	-	286	595,269	(308,090)
Government Securities - A	37,107,624	-	1,516,430	21,553,533	17,070,521
Government Securities - C	5,538,880	-	62,661	951,173	4,650,368
Government Securities - I	4,762,957	-	92,085	5,993,886	(1,138,844)
Growth Leaders - A	1,747,758	-	-	1,043,448	704,310
Growth Leaders - C	106,388	-	-	70,877	35,511
Growth Leaders - I	24,331	-	-	210,305	(185,974)
International Equity - A	1,326,569	-	185,733	2,186,976	(674,674)
International Equity - B	8,595	-	-	133,946	(125,351)
International Equity - C	44,879	-	307	114,786	(69,600)
International Equity - I	105,279	-	12,139	121,684	(4,266)
Mid Cap** - A	532,773	-	-	1,571,519	(1,038,746)
Mid Cap** - B	3,638	-	-	156,630	(152,992)
Mid Cap** - C	31,950	-	-	61,569	(29,619)
Mid Cap** - I	67,554	-	-	78,702	(11,148)
Mid Cap Value - A	2,929,405	-	30,450	3,872,824	(912,969)
Mid Cap Value - C	341,715	-	-	565,122	(223,407)
Mid Cap Value - I	1,494,393	-	46,760	2,783,311	(1,242,158)
Short Maturity Government - A	85,821,670	-	1,277,288	23,564,748	63,534,210
Short Maturity Government - S	125,981,841	-	768,873	15,585,569	111,165,145
Small Company - A	79,182,828	-	-	55,228,930	23,953,898
Small Company - B	84,575	-	-	5,868,030	(5,783,455)
Small Company - C	8,386,889	-	-	6,115,110	2,271,779
Small Company - I	83,684,070	-	-	12,349,365	71,334,705
Sustainable Core
Opportunities - A	795,846	37,943*	87,789	2,672,953	(1,751,375)
Sustainable Core
Opportunities - C	488	-	-	-	488
Sustainable Core
Opportunities - C*	-	-	-	39,541	(39,541)
Sustainable Core
Opportunities - I	236,316	-	10,298	539,848	(293,234)
Sustainable Growth
Opportunities*** - A	516,705	30,967^	607,893	1,608,228	(452,663)
Sustainable Growth
Opportunities*** - C	990	-	128	-	1,118
Sustainable Growth
Opportunities*** - C^	-	-	-	32,471	(32,471)
Sustainable Growth
Opportunities*** - I	17,153	-	6,374	27,969	(4,442)

*All outstanding shares of the Sentinel Sustainable Core Opportunities Fund Class C were converted into Sentinel Sustainable Core Opportunities Fund Class A shares following the close of business on July 31, 2009.

**Name change. Formerly known as Sentinel Mid Cap Growth Fund prior to March 30, 2010.

***Name change. Formerly known as Sentinel Sustainable Emerging Companies Fund prior to December 18, 2008.

^All outstanding shares of the Sentinel Sustainable Growth Opportunities Fund Class C were converted into Sentinel Sustainable Growth Opportunities Fund Class A shares following the close of business on July 31, 2009.

From time to time the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds.

Notes to Financial Statements

SEC approved “Fair Fund” regulatory settlements have been included in net proceeds from sales of shares in the statement of changes in net assets.
Settlements for the fiscal year ended November 30, 2010 were as follows:
Sentinel Fund	Class A	Class B	Class C	Class I	Total
Government Securities	$ 14,702	$ -	$ 1,790	$ 2,314	$ 18,806
International Equity	1,469,654	24,637^	35,566	78,219	1,608,076
Small Company	60,979	1,500	9,163	34,814	106,456
Sustainable Growth Opportunities	8,913	-	-	96	9,009
^All outstanding shares of the Sentinel International Equity Fund Class B were converted into Sentinel International Equity Fund Class A shares following the close of business on March 19, 2010.

Settlements for the fiscal year ended November 30, 2009 were as follows:

Sentinel Fund	Class A	Class B	Class C	Class I	Class S	Total
Conservative Allocation	$ 819	$ 109	$ 155	$ -	$ -	$ 1,083
Government Securities	9,078	-	762	1,797	-	11,637
International Equity	347,011	8,019	9,628	18,072	-	382,730
Mid Cap*	246,597	11,208	7,984	17,897	-	283,686
Short Maturity Government	2,974	-	-	-	2,085	5,059
Sustainable Core Opportunities	67,193	-	14	4,630	-	71,837
Sustainable Growth Opportunities**	1,601	-	5	19	-	1,625
*Name change. Formerly known as Sentinel Mid Cap Growth Fund prior to March 30, 2010.
**Name change. Formerly known as Sentinel Sustainable Emerging Companies Fund prior to December 18, 2008.

(6) Post-Retirement Benefits

Sentinel Group Funds, Inc. provides certain health care and life insurance benefits to certain of its retirees. At November 30, 2010 the projected obligation for such benefits had been accrued. The total liability as of November 30, 2010 is as follows:
Sentinel Fund
Balanced – A	$ 18,559
Common Stock – A	136,776
Government Securities – A	16,119
Mid Cap* – A	15,285
*Name change. Formerly known as Sentinel Mid Cap Growth Fund.

(7) Distributions to Shareholders:

The tax character of distributions paid during the fiscal year ended November 30, 2010 were as follows:

		Ordinary	Tax-Exempt	Long Term	Return of
Sentinel Fund		Income	Income	Capital Gain	Capital	Total
Balanced		$3,360,864	$ -	$ -	$ -	$3,360,864
Capital Growth		256,209	-	-	-	256,209
Common Stock		9,440,397	-		-	9,440,397
Conservative Allocation		2,272,004	-	-	-	2,272,004
Georgia Municipal Bond		26,818	741,183	536,732	-	1,304,733
Government Securities		38,147,621	-	2,726,853	-	40,874,474
Growth Leaders		22,665	-	-	-	22,665
International Equity		1,700,456	-	-	-	1,700,456
Mid Cap*		-	-	-	-	-
Mid Cap Value		-	-	-	-	-
Short Maturity Government		67,929,169	-	-	-	67,929,169
Small Company		-	-	-	-	-
Sustainable Core Opportunities		670,547	-	-	-	670,547
Sustainable Growth Opportunities		-	-	-	-	-
*Name change. Formerly the Sentinel Mid Cap Growth Fund prior to March 30, 2010.

Notes to Financial Statements

The tax character of distributions paid during the fiscal year ended November 30, 2009 were as follows:

	Ordinary	Tax-Exempt	Long Term	Return of
Sentinel Fund	Income	Income	Capital Gain	Capital	Total
Balanced	$4,197,366	$ -	$ -	$ -	$4,197,366
Capital Growth	188,389	-	-	-	188,389
Common Stock	9,889,710	-	3,966	-	9,893,676
Conservative Allocation	2,936,593	-	-	-	2,936,593
Georgia Municipal Bond	-	887,989	71,721	-	959,710
Government Securities	26,393,555	-	-	-	26,393,555
Growth Leaders	-	-	-	-	-
International Equity	2,449,413	-	-	-	2,449,413
Mid Cap*	-	-	-	-	-
Mid Cap Value	443,855	-	-	493,351	937,206
Short Maturity Government	23,218,066	-	-	-	23,218,066
Small Company	-	-	-	-	-
Sustainable Core Opportunities	852,942	-	-	-	852,942
Sustainable Growth Opportunities**	-	-	5,551,428	91	5,551,519
*Name change. Formerly the Sentinel Mid Cap Growth Fund prior to March 30, 2010.
**Name change. Formerly the Sentinel Sustainable Emerging Companies Fund prior to December 18, 2008.

As of November 30, 2010, the components of distributable earnings on a tax basis were as follows:

				Currently
			Distributable Long
	Currently	Currently	Term Capital Gain		Unrealized
	Distributable	Distributable Tax-	or Capital Loss		Appreciation
Sentinel Fund	Ordinary Income	Exempt Income		Carryover	(Depreciation)
Balanced	$3,245,772	$-		$812,216	$47,674,925
Capital Growth	195,571	-		(2,322,049)	34,324,947
Common Stock	2,345,658	-		(19,035)	368,351,870
Conservative Allocation	180,721	-		(8,817,437)	7,214,186
Georgia Municipal Bond	-	1,833		331,628	1,175,340
Government Securities	26,488,882	-		3,525,412	4,388,718
Growth Leaders	26,264	-		(5,040,102)	7,515,262
International Equity	2,622,572	-		(21,229,085)	24,463,061
Mid Cap*	-	-		(21,794,995)	20,606,932
Mid Cap Value	3,024,722	-		(22,054,690)	28,208,333
Short Maturity Government	160,857	-		(43,369,737)	29,860,135
Small Company	-	-		(38,074,027)	466,752,860
Sustainable Core Opportunities	665,276	-		(49,084,386)	7,347,813
Sustainable Growth Opportunities	-	-		(31,771,336)	23,864,120
*Name change. Formerly the Sentinel Mid Cap Growth Fund.
The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable primarily due to wash sales recognized for tax purposes and return of capital distributions from portfolio investments.

(8) Indemnifications:
In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Notes to Financial Statements

(9) Subsequent Events:
Effective December 15, 2010, the name of the Sentinel Conservative Allocation Fund was changed to the Sentinel Conservative Strate-
gies Fund and Class I shares of the Fund were launched on December 17, 2010.
Effective December 17, 2010, a new series, the Sentinel Total Return Bond Fund was added to Sentinel Group Funds, Inc. The Fund offers Class A, Class C and Class I shares.
On December 22, 2010, the Sentinel Funds paid the following dividends and distributions per share (unaudited):
Sentinel Fund	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain
Balanced - A	$ 0.064	$ 0.18760	$ 0.06270
Balanced - C	0.031	0.18760	0.06270
Balanced - D	-	0.18760	0.06270
Balanced - I	0.066	0.18760	0.06270
Capital Growth - A	0.052	-	-
Capital Growth - I	0.061	-	-
Common Stock - A	0.058	-	-
Common Stock - I	0.082	-	-
Conservative Strategies* - A	0.019	-	-
Conservative Strategies* - C	0.012	-	-
Conservative Strategies* - I	0.022	-	-
Georgia Municipal Bond - I	0.022	0.00688	0.12245
Government Securities - A	0.031	0.35462	0.05064
Government Securities - C	0.024	0.35462	0.05064
Government Securities - I	0.033	0.35462	0.05064
Growth Leaders - A	0.014	-	-
Growth Leaders - I	0.029	-	-
International Equity - A	0.317	-	-
International Equity - C	0.096	-	-
International Equity - I	0.370	-	-
Mid Cap Value - A	0.207	-	-
Mid Cap Value - C	0.122	-	-
Mid Cap Value - I	0.281	-	-
Short Maturity Government - A	0.019	-	-
Short Maturity Government - S	0.016	-	-
Sustainable Core Opportunities - A	0.040	-	-
Sustainable Core Opportunities - I	0.086	-	-
*Name change. Formerly the Sentinel Conservative Allocation Fund prior to December 15, 2010.

Page intentionally left blank.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders
of Sentinel Group Funds, Inc.
In our opinion, the accompanying statements of assets and
liabilities, including the statements of investments, and
the related statements of operations and of changes in net
assets and the financial highlights present fairly, in all mate-
rial respects, the financial position of Sentinel Balanced Fund,
Sentinel Capital Growth Fund, Sentinel Common Stock Fund,
Sentinel Conservative Allocation Fund , Sentinel Georgia
Municipal Bond Fund, Sentinel Government Securities Fund,
Sentinel Growth Leaders Fund, Sentinel International Equity
Fund, Sentinel Mid Cap Fund (formerly Sentinel Mid Cap Growth
Fund), Sentinel Mid Cap Value Fund, Sentinel Short Maturity
Government Fund, Sentinel Small Company Fund, Sentinel
Sustainable Core Opportunities Fund and Sentinel Sustain-
able Growth Opportunities Fund, comprising Sentinel Group
Funds, Inc. (hereafter referred to as the “Funds”) at November
30, 2010, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These
financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’
management. Our responsibility is to express an opinion on
these financial statements based on our audits. We conducted our audits of these financial statements in accordance with
the standards of the Public Company Accounting Oversight
Board (United States). Those standards require that we plan
and perform the audit to obtain reasonable assurance about
whether the financial statements are free of material misstate-
ment. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial state-
ments, assessing the accounting principles used and significant estimates made by management, and evaluating the overall
financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2010 by correspondence with the custodian and brokers, provide a
reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
January 25, 2011

Actual and Hypothetical Expenses for Comparison Purposes

(Unaudited)

Example		Recurring Fees for Services for Employee
As a shareholder of one or more of the Sentinel Funds, you incur		Benefit Plans
two types of costs:		The Sentinel Destinations platform offers participant record
(1) transaction costs, including sales charges (loads) on purchase		keeping services to employer-sponsored retirement plans
payments; redemption fees; and exchange fees; and (2) ongoing		such as 401(k), pension or profit sharing plans. Plans using
costs, including management fees; distribution and service		the Sentinel Destinations platform will be subject to additional
(12b-1) fees; and other Fund expenses. The example for each		fees for the services provided. Contact your financial advisor
share class is intended to help you understand your ongoing		or Sentinel Administrative Services, Inc. for more information
costs (in dollars) of investing in the Funds and to compare these		regarding Sentinel Destinations.
costs with the ongoing costs of investing in other mutual funds.
Each example is based on an investment of $1,000 invested at		Hypothetical Example for
the beginning of the period and held for the entire period from		Comparison Purposes
06/01/10 through 11/30/10.		The second line of each share class entry in the table begin-
ning on the next page provides information about hypothetical
Actual Expenses		account values and hypothetical expenses based on the actual
The first line of each share class entry in the table beginning on		expense ratio of the share class and an assumed rate of return
the next page provides information about actual account values		of 5% per year before expenses, which is not the actual return of
and actual expenses. You may use the information in this line,		the share class. The hypothetical account values and expenses
together with the amount you invested, to estimate the expenses		may not be used to estimate the actual ending account balance
that you paid over the period. Simply divide your account value by		or expenses you paid for the period. You may use this infor-
$1,000 (for example, an $8,600 account value divided by $1,000 =		mation to compare the ongoing costs of investing in a specific
8.6), then multiply the result by the number in the first line under		Sentinel Fund share class to other funds. To do so, compare this
the heading entitled “Expenses Paid from 06/01/10 through		5% hypothetical example with the 5% hypothetical examples that
11/30/10” to estimate the expenses you paid on your account		appear in the shareholder reports of the other funds. As with
during this period.		actual account values and expenses, the hypothetical account values and expenses shown in the table do not reflect any of
Certain Account Fees and Minimum Account Size		the recurring fees outlined above. If your account is subject to
Certain participant accounts are subject to the following recur-		such fees, then the hypothetical account values at the end of the
ring annual fees that are not included in the expenses shown		period shown and the hypothetical expenses paid for the period
in the table. If your account was subject to these fees, then the		should be increased before comparing these amounts to the
actual account values at the end of the period would be lower		corresponding amounts for other funds.
and the actual expenses for the period would be higher. Due to
the expense of maintaining accounts with small balances, we		Please note that the expenses shown in the table are meant to
reserve the right to charge an annual maintenance fee of up		highlight your ongoing costs only and do not reflect any transac-
to $25 to any account that has a current value less than $1,000		tional costs, such as sales charges (loads) or redemption fees.
and that has been open for at least 24 months. This fee will be		Therefore, the second line of the table is useful in comparing
deducted automatically from each participant account in June		ongoing costs only, and will not help you determine the rela-
of each year unless it is prepaid. Effective January 1, 2011, the		tive total costs of owning different funds. In addition, if these
$25 fee will be deducted automatically from each shareholder		transactional costs were included, your costs would have been
account on a pro-rated basis.		higher.

Miscellaneous Recurring Fees
Retirement Custodial Accounts
Annual Custodial Fee per Social Security Number	$15.00
Closeout Fee per Account	$15.00
Transfer of Assets per Transaction	$25.00
Service Fees
Express Mail Deliveries	$15.00
Federal Funds Wire	$20.00
Bounced check-writing checks	$25.00
Bounced check received for deposit	$25.00

Expenses

(Unaudited) Actual and hypothetical expenses for each Sentinel Fund share class are provided in this table. More detailed expense data is contained in the following pages.

	Fund Total Return		Total	Beginning Account	Ending Account	Annualized	Expenses Paid
Sentinel Fund	Class Description		Return %	Value 06/01/10	Value 11/30/10	Expense Ratio	06/01/10 — 11/30/10*
Balanced
	A	Actual	8.60	$1,000.00	$1,085.98	1.10	$5.75
		Hypothetical+	1.96	1,000.00	1,019.55	1.10	5.57
	C	Actual	8.13	1,000.00	1,081.30	1.90	9.91
		Hypothetical+	1.55	1,000.00	1,015.54	1.90	9.60
	D	Actual	7.74	1,000.00	1,077.36	2.68	13.96
		Hypothetical+	1.16	1,000.00	1,011.63	2.68	13.51
	I	Actual	8.65	1,000.00	1,086.48	0.98	5.13
		Hypothetical+	2.02	1,000.00	1,020.16	0.98	4.96
Capital Growth
	A	Actual	12.67	1,000.00	1,126.69	1.28	6.82
		Hypothetical+	1.87	1,000.00	1,018.65	1.28	6.48
	C	Actual	12.15	1,000.00	1,121.48	2.20	11.70
		Hypothetical+	1.40	1,000.00	1,014.04	2.20	11.11
	I	Actual	12.75	1,000.00	1,127.51	1.17	6.24
		Hypothetical+	1.92	1,000.00	1,019.20	1.17	5.92
Common Stock
	A	Actual	10.83	1,000.00	1,108.27	1.13	5.97
		Hypothetical+	1.94	1,000.00	1,019.40	1.13	5.72
	B	Actual	10.02	1,000.00	1,100.19	2.67	14.06
		Hypothetical+	1.17	1,000.00	1,011.68	2.67	13.46
	C	Actual	10.33	1,000.00	1,103.28	2.01	10.60
		Hypothetical+	1.50	1,000.00	1,014.99	2.01	10.15
	I	Actual	11.02	1,000.00	1,110.20	0.81	4.28
		Hypothetical+	2.10	1,000.00	1,021.01	0.81	4.10
Conservative Allocation
	A	Actual	7.20	1,000.00	1,071.96	1.12	5.82
		Hypothetical+	1.95	1,000.00	1,019.45	1.12	5.67
	C	Actual	6.80	1,000.00	1,067.99	1.82	9.44
		Hypothetical+	1.59	1,000.00	1,015.94	1.82	9.20
Georgia Municipal Bond
	I	Actual	1.37	1,000.00	1,013.70	0.68	3.43
		Hypothetical+	2.17	1,000.00	1,021.66	0.68	3.45
Government Securities
	A	Actual	4.07	1,000.00	1,040.71	0.79	4.04
		Hypothetical+	2.11	1,000.00	1,021.11	0.79	4.00
	C	Actual	3.68	1,000.00	1,036.77	1.54	7.86
		Hypothetical+	1.74	1,000.00	1,017.35	1.54	7.79
	I	Actual	4.21	1,000.00	1,042.11	0.55	2.82
		Hypothetical+	2.23	1,000.00	1,022.31	0.55	2.79
Growth Leaders
	A	Actual	12.09	1,000.00	1,120.86	1.56	8.29
		Hypothetical+	1.73	1,000.00	1,017.25	1.56	7.89
	C	Actual	11.59	1,000.00	1,115.87	2.44	12.94
		Hypothetical+	1.28	1,000.00	1,012.84	2.44	12.31
	I	Actual	12.20	1,000.00	1,122.00	1.41	7.50
		Hypothetical+	1.80	1,000.00	1,018.00	1.41	7.13

*Expenses are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
**Name change. Formerly known as Sentinel Mid Cap Growth Fund prior to March 30, 2010.
+ Hypothetical assumes a 5.00% annual return less expenses for the period.

Expenses

	Fund Total Return		Total	Beginning Account	Ending Account	Annualized	Expenses Paid
Sentinel Fund	Class Description		Return %	Value 06/01/10	Value 11/30/10	Expense Ratio	06/01/10 — 11/30/10*
International Equity
	A	Actual	15.59	$1,000.00	$1,155.92	1.41	$7.62
		Hypothetical+	1.80	1,000.00	1,018.00	1.41	7.13
	C	Actual	14.86	1,000.00	1,148.55	2.74	14.76
		Hypothetical+	1.13	1,000.00	1,011.33	2.74	13.82
	I	Actual	15.81	1,000.00	1,158.12	1.08	5.84
		Hypothetical+	1.96	1,000.00	1,019.65	1.08	5.47
Mid Cap**
	A	Actual	11.22	1,000.00	1,112.18	1.44	7.62
		Hypothetical+	1.78	1,000.00	1,017.85	1.44	7.28
	C	Actual	10.49	1,000.00	1,104.89	2.63	13.88
		Hypothetical+	1.19	1,000.00	1,011.88	2.63	13.26
	I	Actual	11.44	1,000.00	1,114.44	1.09	5.78
		Hypothetical+	1.96	1,000.00	1,019.60	1.09	5.52
Mid Cap Value
	A	Actual	11.12	1,000.00	1,111.20	1.44	7.62
		Hypothetical+	1.78	1,000.00	1,017.85	1.44	7.28
	C	Actual	10.84	1,000.00	1,108.39	2.08	10.99
		Hypothetical+	1.46	1,000.00	1,014.64	2.08	10.50
	I	Actual	11.44	1,000.00	1,114.45	0.92	4.88
		Hypothetical+	2.05	1,000.00	1,020.46	0.92	4.66
Short Maturity Government
	A	Actual	1.16	1,000.00	1,011.63	0.80	4.03
		Hypothetical+	2.11	1,000.00	1,021.06	0.80	4.05
	S	Actual	0.95	1,000.00	1,009.46	1.24	6.25
		Hypothetical+	1.89	1,000.00	1,018.85	1.24	6.28
Small Company
	A	Actual	10.98	1,000.00	1,109.76	1.14	6.03
		Hypothetical+	1.94	1,000.00	1,019.35	1.14	5.77
	B	Actual	10.40	1,000.00	1,104.05	2.23	11.76
		Hypothetical+	1.39	1,000.00	1,013.89	2.23	11.26
	C	Actual	10.61	1,000.00	1,106.06	1.91	10.08
		Hypothetical+	1.55	1,000.00	1,015.49	1.91	9.65
	I	Actual	11.11	1,000.00	1,111.11	0.72	3.81
		Hypothetical+	2.15	1,000.00	1,021.46	0.72	3.65
Sustainable Core Opportunities
	A	Actual	10.17	1,000.00	1,101.66	1.35	7.11
		Hypothetical+	1.83	1,000.00	1,018.30	1.35	6.83
	I	Actual	10.42	1,000.00	1,104.24	0.91	4.80
		Hypothetical+	2.05	1,000.00	1,020.51	0.91	4.61
Sustainable Growth Opportunities
	A	Actual	14.38	1,000.00	1,143.79	1.39	7.47
		Hypothetical+	1.81	1,000.00	1,018.10	1.39	7.03
	I	Actual	14.16	1,000.00	1,141.61	1.63	8.75
		Hypothetical+	1.69	1,000.00	1,016.90	1.63	8.24

Additional Information for Shareholders

Federal Tax Status of Dividends and					Portfolio Proxy Voting Guidelines and
Distributions (unaudited)					Voting Record
Certain tax information for the Sentinel Funds is required to be					Sentinel Funds portfolio proxy voting guidelines, and information
provided to shareholders based upon the Funds’ income and					on how the Funds voted proxies relating to portfolio securities
distributions for the taxable year ended November 30, 2010. The					during the most recent 12-month period ended June 30th, are
information and distributions reported in this annual report may					available without charge on-line at www.sentinelinvestments.
differ from the information and taxable distributions reported					com and at www.sec.gov, or by calling 1-800-282-FUND (3863).
to shareholders for the calendar year ended December 31, 2010.
The information required to complete your income tax returns					Availability of Quarterly Schedule
for the calendar year will be sent to you in January 2011.					of Investments
The following table represents the percentage of ordinary					Each Fund files its complete schedule of portfolio holdings with
income distributions eligible for the dividends received					the Securities and Exchange Commission for the first and third
deduction and the percentage of its ordinary income					quarters of each fiscal year on Form N-Q. The Funds’ Forms
distributions treated as qualified dividend income along with					N-Q are available on the SEC’s website at www.sec.gov and may
the dollar amount of long-term capital gains distributed by					be reviewed and copied at the SEC’s Public Reference Room in
the Funds. All of the dividends paid by the Sentinel Georgia					Washington, D.C. (Call 1-800-SEC-0330 for more information.)
Municipal Bond Fund from its net income are tax-exempt for
Federal income tax purposes and no earnings in the Fund are
subject to an alternative minimum tax.

	Dividends Qualified		Long-Term Tax-Exempt
Sentinel	Received	Dividend	Capital Gain	Income
Fund	Deduction	Income	Distributions Distributions
Balanced	56.02%	56.02%	$ -	$ -
Capital
Growth	100.00	100.00	-	-
Common
Stock	100.00	100.00	-	-
Conservative
Strategies*	50.22	49.95	-	-
Georgia
Municipal Bond	0.00	0.00	563,550	741,183
Government
Securities	0.00	0.00	2,726,853	-
Growth Leaders	100.00	100.00	-	-
International
Equity	100.00	100.00	-	-
Mid Cap
Value	100.00	100.00	-	-
Sustainable Core
Opportunities	100.00	100.00	-	-
*Name change. Formerly the Sentinel Conservative Allocation Fund prior to
December 15, 2010.

Board Approval of Investment Advisory Agreements

Sentinel Group Funds, Inc. (the “Company”) has entered into advisory agreements (collectively “Advisory Agreements”) with Sentinel Asset Management, Inc. (“Advisor”) for each of its series funds (each a “Fund” and collectively, “Funds”). The Advisor has entered into sub-advisory agreements with GLOBALT, Inc. (“GLOBALT”) regarding the Georgia Municipal Bond Fund and with Steinberg Asset Management, LLC (“Steinberg”) regarding the Mid Cap Value Fund (collectively, “Sub-advisory Agreements”). As required by the Investment Company Act of 1940 (the “Investment Company Act”), the Board of Directors of the Company (the “Board” or the “Directors”) considers on an annual basis whether to approve the continuance of these agreements for an additional year. The Advisory Agreements and Sub-advisory Agreements were last approved by the Board on August 18, 2010.

Contract Review Process

In anticipation of the annual consideration of the renewal of the Advisory and Sub-advisory Agreements, the Directors who are not interested persons of any Fund (as such persons are defined in the Investment Company Act) (the “Independent Directors”) considered, at meetings held in March and June 2010, the process to be followed in connection with the 2010 review of the Advisory and Sub-advisory Agreements. The Funds’ counsel, which is independent of the Advisor, participated in those discussions. Following the meetings, and as part of this process, the Governance, Contracts and Nominating Committee of the Board submitted a letter to the Advisor requesting specific information to be provided to the Independent Directors for review as part of their deliberations.

The Independent Directors met to consider the continuance of the Advisory and Sub-advisory Agreements on July 20, 2010. Prior to that meeting, the Advisor provided the Independent Directors with information described below relating to the Advisor and its affiliates, the two sub-advisors and the Advisory and Sub-advisory Agreements. In addition, also prior to such meeting, the Funds’ counsel provided the Independent Directors with a memorandum discussing the legal standards for their consideration of the Advisory and Sub-advisory Agreements. Following the July 20, 2010 meeting, the Independent Directors requested and received additional information from the Advisor. The Board, including all of the Independent Directors, met on August 17 and 18, 2010 to further consider the continuance of the Advisory and Sub-advisory Agreements. The Funds’ counsel participated in the July 20 and August 17 and 18 meetings.

The Board’s approvals were based on its consideration, at those meetings and throughout the preceding year, of the advisory related services provided by the Advisor and its affiliates, GLOBALT and Steinberg, and the personnel who provide these services. In reaching its determinations, the Board considered all factors it believed relevant, including performance information provided by Lipper Inc. (“Lipper”) for each Fund’s Class A shares as compared to the Class A shares of similar mutual funds not managed by the Advisor, GLOBALT or Steinberg (except in the case of the Fund sub-advised by GLOBALT, where Class I shares were considered); the nature, extent and quality of services rendered by the Advisor and its affiliates, GLOBALT and Steinberg; revenue received by the

Advisor and its affiliates from the Funds; the costs borne by, and profitability of, the Advisor and its affiliates in providing services to each of the Funds, including the fact that the Advisor, not the Funds, paid all sub-advisory fees to GLOBALT and Steinberg; Fund advisory fees and Class A share expense information provided by Lipper as compared to those of similar mutual funds not managed by the Advisor; the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of investors; the policies and practices of the Advisor, GLOBALT and Steinberg regarding execution of portfolio transactions of the Funds, including the extent to which the Advisor benefits from soft dollar arrangements; indirect (so-called “fallout”) benefits that the Advisor and its affiliates may receive from their relationships to the Funds; information about fees charged by the Advisor, GLOBALT and Steinberg to other clients with similar objectives; the professional experience and qualifications of each Fund’s portfolio manager(s) and other senior personnel of the Advisor, GLOBALT and Steinberg; the compliance record of the Advisor and affiliates, GLOBALT and Steinberg under applicable laws and under their respective internal compliance programs; and the terms of the Advisory and Sub-advisory Agreements.

The Board’s conclusions on a series of points relating to the Advisor, the two sub-advisors, the services they provide and the Advisory and Sub-advisory Agreements are summarized below. These conclusions were based on the review described above.

Advisor Personnel and Investment Process

Each quarter the Directors discuss with senior management of the Advisor the strategies being used to achieve each Fund’s stated objectives. Among other things, the Board considers the size, education and experience of each Fund’s portfolio management team.

Throughout the year, the Board requested and received information that included sales and redemption data for each Fund, a discussion on investment strategies used by the Fund and the valuation and pricing of each Fund’s portfolio holdings. The Board also considered the material provided by the Advisor at the Board’s request discussed above that included performance and expense information (including advisory fees) for other similar mutual funds provided by Lipper.

The Board determined the Advisor was an asset management firm with appropriate knowledge and experience to manage the Funds, which provided excellent investment advisory and nonadvisory services to the Funds. In addition, the Board noted that it appeared the Advisor’s resources, organization and history would allow it to provide consistent services to the Funds. The Board also determined that, while the Funds’ relationships with GLOBALT and Steinberg had commenced more recently, such firms had appropriate experience to act as the sub-advisors to the Georgia Municipal Bond Fund and the Mid Cap Value Fund, respectively.

Board Approval of Investment Advisory Agreements

Fund Performance

The Board receives performance data at least quarterly and discusses with the Advisor portfolio manager effectiveness in terms of Fund performance. At the July and August, 2010 meetings, the Board considered the Funds’ 1-, 3-, 5- and 10-year net returns as of May 31, 2010 as compared to net return information provided by Lipper for the Funds’ performance universe identified by Lipper. The Board also considered information prepared by Lipper covering other time periods and reviewed each Fund’s most recent quarterly performance.

Information provided by Lipper indicated that a substantial majority of the Funds had total returns in the top two quintiles compared to their category for one or more of the most recent 1-, 3- and 5-year periods. Further, a number of the Funds had performance in the top quintile for one or more of such periods. The Lipper report also included information relating to each Fund’s risk-adjusted performance. This information was based on the Sharpe ratio (a recognized measure of risk-adjusted performance) and showed that a majority of the Funds had a Sharpe ratio in the top two quintiles for either or both of the most recent 3- and 5-year periods.

The Board discussed with the Advisor the portfolio management of each of the Funds, including the relatively poorer performing Funds in relation to their Lipper peers and the specific reasons for any underperformance. With respect to the relatively poorer performing Funds, management provided supplemental information relating to the Funds’ investment strategies or other factors (such as relative size) that had impacted relative performance and the steps the Advisor or sub-advisor had taken or proposes to take to improve the performance. After reviewing the supplemental information, steps to be undertaken by the Advisor, and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the advisory agreements, that the performance of each of the Funds and the Advisor and sub-advisors supported the approval of the Advisory Agreements and Sub-advisory Agreements.

Advisory Fees and Expenses

The Board reviewed each Fund’s total expense ratio for the fiscal period ended November 30, 2009 (including advisory fees) compared to those of the other funds in its Lipper peer group. The Board noted instances where expense ratios for individual Funds were higher than the median expense ratio in the peer group information provided by Lipper. In the cases where total expense ratios exceeded the peer group median, the Independent Directors requested and received supplemental information from the Advisor and Lipper regarding specific expense items (such as transfer agency expenses) for individual Funds. The Advisor noted that, where a Fund’s expense ratio exceeded that of its Lipper peer group, it was often due to the lower relative size of the Fund’s assets under management and a higher proportion of smaller average account sizes. After reviewing this and related information the Directors concluded, within the context of their overall conclusions regarding each of the Advisory Agreements, that the fees and expenses of the Funds supported the approval of the Advisory Agreements and the Sub-advisory Agreements.

Profitability

The Board reviewed information prepared by the Advisor regarding the profits of the Advisor attributable to its advisory relationship with each Fund, as well as the overall profitability to the Advisor and its affiliates of their relationships with the Funds. The Independent Directors also reviewed with the Advisor the methodology it used to allocate expenses for purposes of such profitability analysis and noted that no one allocation methodology is widely accepted across the business. The Board reviewed the 2009 pre- and post tax, and pre- and post-distribution profitability of the Advisor and its affiliates in providing services to the Funds as compared to information prepared by SNL Financial regarding the profitability of several publicly held investment management companies. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Advisory Agreements, that the cost allocation methodologies were reasonable and that the profitability of the Advisor was not inconsistent with industry data.

Economies of Scale

The Board considered whether there had been economies of scale with respect to the management of the Funds, how economies might be generated, and whether the Funds had appropriately benefitted from any available economies of scale. The Board noted that all of the Funds were currently subject to an advisory fee breakpoint schedule. It also considered the current level of assets of each Fund.

After reviewing these and related factors, the Board concluded, within the context of its overall conclusions regarding each of the advisory agreements, that the Funds appropriately participate in economies of scale.

Conclusion

After several meetings of the Board, including deliberations by the Independent Directors without the presence of employees of the Advisor or its affiliates, the Board, including a majority of the Independent Directors, approved the continuance of the Advisory Agreements and Sub-Advisory Agreements. In arriving at its decision, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together and different Directors may have attributed different weights to the various factors considered.

Board Approval of Investment Advisory Agreements

Sentinel Total Return Bond Fund

Sentinel Total Return Bond Fund (the “Total Return Bond Fund”) is a series of the Company that commenced operations subsequent to the fiscal year covered by this Annual Report. The Advisor acts as the investment advisor to the Total Return Bond Fund pursuant to an amendment (the “Amendment”) to an investment advisory agreement under which the Advisor provides investment advisory services to a number of series of the Company.

The Board of Directors of the Company, including a majority of the Independent Directors, approved the Amendment on June 3, 2010. The Board initially considered the organization of the Fund on March 19, 2010. The Board received information at that meeting, and at a meeting held on May 10, 2010, regarding the proposed portfolio managers for the Total Return Bond Fund as well as the investment strategies proposed to be utilized with respect to the Fund. The Board also received information regarding the proposed advisory fee, including information regarding fees charged by the Advisor to other series of the Company and information prepared by the Advisor using data from Morningstar Associates LLC regarding investment advisory fees of comparable mutual funds, together with a pro forma analysis of the Fund’s operating expenses.

After consideration of the information described above and other information considered relevant, including deliberations by the Independent Directors without the presence of employees of the Advisor or its affiliates that were attended by the Company’s independent counsel, the Board of Directors approved the Amendment as described above. In considering this approval, the Board determined, among other findings, that the nature, extent and expected quality of the services to be provided by the Advisor, the amount of the proposed investment advisory fee and comparative information furnished to the Directors supported the approval of the Amendment.

Directors

There are nine Directors of Sentinel Group Funds, Inc. Their names and other information about the seven independent Directors of
Sentinel Group Funds, Inc. are set forth below. Information concerning the two affiliated Directors is set forth under “Officers” on the next page. The Statement of Additional Information has additional information about the Fund’s Directors and is available, without charge, upon request by calling (800) 282-3863.

	Position and Length of	Principal Occupation(s)
Name, Address, Age	Time Served*	During Past Five Years	Public Directorships
Deborah G. Miller (61)	Director, since 1995;	Enterprise Catalyst Group (a management consulting	Libby Glass – Director,
National Life Drive	Governance, Contracts	firm ) - Chief Executive Officer, since 2003; Ascendent	since 2003; Wittenberg
Montpelier, VT 05604	& Nominating Committee	Systems (a voice and messaging systems company) -	University – Director,
	Chair, since March 2009	Chief Executive Officer, from 2005 to 2007	since 1998

John Raisian, Ph.D. (61)	Director, since 1996	Hoover Institution at Stanford University – Director	None
Hoover Institution		and Senior Fellow, since 1986
Stanford University
Serra and Galvez Streets
Stanford, CA 94305-6010

Nancy L. Rose (52)	Director, since 2003	Massachusetts Institute of Technology – Professor of	CRA International, Inc.
National Life Drive		Economics, since 1985; National Bureau of Economic	(a consulting firm) –
Montpelier, VT 05604		Research – Director of Industrial Organization	Director, since 2004
Research Program, since 1990; Whitehead Institute
for Biomedical Research – Director, since 2009

Richard H. Showalter (63)	Director, since 2003;	Dartmouth-Hitchcock – Senior Vice President and Trea-	None
National Life Drive	Lead Independent	surer, from 2007 to 2010; Dartmouth-Hitchcock Medical
Montpelier, VT 05604	Director, since 2005	Center – Treasurer, from 1995 to 2010; Dartmouth-
Hitchcock Alliance – Senior Vice President and Chief
Financial Officer, from 1985 to 2008; Mary Hitchcock
Memorial Hospital -Senior Vice President and Chief
Financial Officer from 1985 to 2007; Dartmouth-Hitch-
cock Clinic - Senior Vice President and Chief Financial
Officer from 1999 to 2007

Susan M. Sterne (64)	Director, since 1990;	Economic Analysis Associates, Inc. – President,	None
5 Glen Court	Audit, Compliance &	since 1979
Greenwich, CT 06830	Pricing Committee
Chair, since 2007

Angela E. Vallot (54)	Director, since 1996;	VallotKarp Consulting – President, since 2004;	None
370 Riverside Drive	Governance, Contracts	Colgate-Palmolive Company (a consumer prod-
Apt. 15E	& Nominating Committee	ucts company) – Vice President, from 2001 to 2003;
New York, NY 10025	Chair, from 2004 to	Texaco, Inc. (an integrated energy company) –
	March 2009	Director of Diversity, from 1997 to 2001

Patanjali Varadarajan (48)	Director, since 2008	Newsweek – International Editor, since 2010; The Daily	None
National Life Drive		Beast – National Affairs Correspondent, since 2009;
Montpelier, VT 05604		Forbes – Editor, from 2008 to 2009; New York University
– Professor, since 2007; Hoover Institution – Research
Fellow, since 2007; The Wall Street Journal – Editor,
from 2000 to 2007

* Each Director serves until his or her successor is duly elected and qualified, or until his or her death, resignation, or removal. The Board has a policy that at the March meeting of the Board after a Director attains the age of 72, such Director shall resign. The Directors are responsible for the oversight of the 14 Funds currently comprising Sentinel Group Funds, Inc.

Officers

The names of and other information relating to the two Directors who are officers and “interested persons” of the Funds as defined in the 1940 Act and to the other officers of the Funds is set forth below.

	Position and Length		Public
Name, Address, Age	of Time Served*	Principal Occupation(s) During Past Five Years	Directorships

Thomas H. MacLeay (61)	Chair and Director,	National Life Holding Company (a mutual insurance	None
National Life Drive	since 2003; Chief	company) and National Life - Chairman of the Board, since
Montpelier, VT 05604	Executive Officer, from	2002; President and Chief Executive Officer, from 2002 to
	2003 to 2005	2008; NLV Financial Corporation - Chairman, since 2002;
President and Chief Executive Officer, from 2002 to 2008;
Sentinel Variable Products Trust - Chairman, from 2004 to
2008; Chief Executive Officer, from 2004 to 2005

Christian W. Thwaites (52)	President, Chief	Advisor - President & Chief Executive Officer, since 2005;	None
National Life Drive	Executive Officer and	National Life - Executive Vice President, since 2005;
Montpelier, VT 05604	Director, since 2005	Sentinel Variable Products Trust - President and Chief
Executive Officer, since 2005; Sentinel Financial Services
Company (“SFSC”) - Chief Executive Officer, since 2005;
President, from 2005 to 2006; Sentinel Administrative
Services, Inc. (“SASI”) - President & Chief Executive
Officer, since 2005; Sentinel Advisors Company (“SAC”)
and Sentinel Administrative Services Company (“SASC”)
- President & Chief Executive Officer, from 2005 to 2006;
Skandia Global Funds - Chief Executive Officer, from 1996
to 2004

John Birch (61)	Chief Financial Officer,	Advisor - Chief Operating Officer, since 2005; SASI - Chief	N/A
National Life Drive	since 2008	Operating Officer, since 2006; SASC - Chief Operating
Montpelier, VT 05604		Officer, from 2005 to 2006; State Street Bank, Luxembourg
- Head of Transfer Agency, from 2004 to 2005

Thomas P. Malone (54)	Vice President and	SASI- Vice President, since 2006; Sentinel Variable	N/A
National Life Drive	Treasurer, since 1997	Products Trust - Vice President and Treasurer, since 2000;
Montpelier, VT 05604		SASC - Vice President, from 1998 to 2006

John K. Landy (51)	Vice President, since	SASI - Senior Vice President, since 2006; Sentinel Variable	N/A
National Life Drive	2002	Products Trust - Vice President, since 2004; SASC - Senior
Montpelier, VT 05604		Vice President, from 2004 to 2006; Vice President, from
1997 to 2004

Scott G. Wheeler (45)	Assistant Vice	SASI - Vice President, since 2007; Assistant Vice President,	N/A
National Life Drive	President and	from 2006 to 2007; Sentinel Variable Products Trust -
Montpelier, VT 05604	Assistant Treasurer,	Assistant Vice President and Assistant Treasurer, since
	since 1998	2004; SASC - Assistant Vice President, from 1998 to 2006

Lisa F. Muller (43)	Secretary,	National Life - Counsel, since 2008; Sentinel Variable	N/A
National Life Drive	since 2008	Products Trust - Secretary, since 2008; State of Vermont,
Montpelier, VT 05604		Department of Banking and Insurance - Assistant General
Counsel, from 2006 to 2008; Davis, Polk and Wardwell -
Associate, from 2005 to 2006 and from 1999 to 2002; U.S.
District Court N.D. Illinois - Law Clerk, from 2002 to 2004

Lindsay E. Staples (29)	Assistant Secretary,	National Life - Senior Securities Paralegal, since 2010;	N/A
National Life Drive	since 2010 and from	Sentinel Variable Products Trust – Assistant Secretary,
Montpelier, VT 05604	2007 to 2009	since 2010 and from 2007 to 2009; National Life – Senior
Compliance Associate, from 2009 to 2010; National
Life – Securities Paralegal, from 2007 to 2009; Holman
Immigration – Paralegal, 2006 to 2007; Wilmer Cutler
Pickering Hale and Dorr – Paralegal, 2004 to 2006

D. Russell Morgan (55)	Chief Compliance	Advisor; National Variable Annuity Account II; National	N/A
National Life Drive	Officer, since 2004;	Variable Life Insurance Account - Chief Compliance Officer,
Montpelier, VT 05604	Secretary, from 1988	since 2004; Sentinel Variable Products Trust - Chief
	to 2005	Compliance Officer, since 2004; Secretary, from 2000 to
2005; National Life - Assistant General Counsel, from 2001
to 2005; Equity Services, Inc. - Counsel, from 1986 to 2005;
Advisor, SFSC, SASC - Counsel, from 1993 to 2005

* Each Officer is elected by, and serves at the pleasure of, the Board of the Funds.

Investment Adviser	Custodian and Dividend Paying Agent
Sentinel Asset Management, Inc.	State Street Bank & Trust Company -Kansas City
Principal Underwriter	Transfer Agent, Shareholder Servicing Agent
Sentinel Financial Services Company	and Administrator
Counsel	Sentinel Administrative Services, Inc.
Sidley Austin LLP

128

Page intentionally left blank.

Page intentionally left blank.

130

Page intentionally left blank.

ITEM 2. CODE OF ETHICS

(a) As of November 30, 2010, the Registrant had adopted a code of ethics that applies to the Registrant's Principal Executive and Senior Financial Officers, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c) There were no amendments during the fiscal year ended November 30, 2010 to any provision of the code of ethics that applies to the Registrant's Principal Executive and
Senior Financial Officers and that relates to any element of the code of ethics definition.

(d) There were no waivers granted during the fiscal year ended November 30, 2010 from any provision of the code of ethics that applies to the Registrant's Principal Executive and
Senior Financial Officers.

(e)Not applicable.

(f)A copy of the Registrant's code of ethics is attached as an exhibit.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant's Board of Directors has determined that Richard H. Showalter, Jr. is the
Audit Committee Financial Expert serving on the Registrant's Audit Committee and that Mr.
Showalter is independent.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. PricewaterhouseCoopers billed the Registrant aggregate fees for professional services rendered to the Registrant for the last two fiscal years as follows:

2009	$315,200
2010	$290,500

(b) Audit-Related Fees. PricewaterhouseCoopers billed the Registrant's transfer agent,
Sentinel Administrative Services, Inc. ("SASI"), aggregate fees for services which in both years related to the SASI SAS 70 report, in the last two fiscal years as follows:

2009	$74,000
2010	$79,000

(c) Tax Fees. PricewaterhouseCoopers billed the Registrant aggregate fees for services including the review of the Fund's applicable tax returns and responding to general tax questions for the last two fiscal years as follows:

2009	$60,800
2010	$60,000

(d) All Other Fees. PricewaterhouseCoopers has not billed the Registrant for other products and services during the last two fiscal years.

(e)(1) Audit Committee Pre-Approval Policy. The policy of the Registrant's Audit
Committee is to pre-approve (or establish policies for pre-approval) all auditing services to be provided to the Registrant by the independent auditor and to pre-approve
(or establish policies for the pre-approval of) all non-auditing services, including tax services, to be provided to the Registrant by the independent auditor. The Audit
Committee also must pre-approve (or establish policies for the pre-approval of) non-
auditing services to be provided to the Registrant's investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant) if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)(2) 100% of the services described in (b), (c) and (d) above were approved by the
Audit Committee.

(f) All of the work in connection with the audit of the Registrant's financial statements was performed by full-time employees of PricewaterhouseCoopers.

(g) There were no non-audit fees billed by PricewaterhouseCoopers for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the Registrant's last two fiscal years.

(h) The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-
X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) Not applicable.

(b) Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT
INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND
AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

During the fiscal year ended November 30, 2010, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of
Directors.

ITEM 11. CONTROLS AND PROCEDURES

The Registrant's principal executive officer and principal financial officer have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the
Securities and Exchange Commission.

There were no changes in the Registrant's internal controls over financial reporting that that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the
Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer
pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as an exhibit.

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are
furnished herewith as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sentinel Group Funds, Inc.

By: /s/ Christian W. Thwaites
-------------------------
Christian W. Thwaites,
President & Chief
Executive Officer

Date: February 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Christian W. Thwaites
--------------------------
Christian W. Thwaites,
President & Chief
Executive Officer

By: /s/ John Birch
--------------------------
John Birch,
Chief Financial Officer

Date: February 4, 2011